Exhibit 4.1


                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                                    as Issuer


                                     - and -


                        DEUTSCHE BANK AKTIENGESELLSCHAFT
                     as registrar and principal paying agent
   in respect of the Issuer's global notes issued as dual note structure notes


                                     - and -


                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                            as principal paying agent
            in respect of the Issuer's global notes issued as single
                note structure notes and as U.S.-paying agent in
                      respect of the Issuer's global notes
                       issued as dual note structure notes

                  --------------------------------------------

                                AGENCY AGREEMENT

                  --------------------------------------------






                                  March 22, 2005

                                TABLE OF CONTENTS

Clause                                                                      Page

 1.    Definitions and Interpretation.........................................3
 2.    Appointments...........................................................5
 3.    The Notes..............................................................6
 4.    Issuance of Notes......................................................7
 5.    Payments...............................................................8
 6.    Miscellaneous Duties of the Agents....................................10
 7.    Duties of the Registrar ..............................................11
 8.    Appointment and Duties of Calculation Agent...........................12
 9.    Early Redemption of Notes.............................................13
10.    Fees and Expenses.....................................................13
11.    Terms of Appointment..................................................14
12.    Changes in Agents.....................................................15
13.    Merger and Consolidation..............................................16
14.    Notification of Changes to Agents.....................................17
15.    Communication between the Parties.....................................17
16.    Taxes and Stamp Duties................................................17
17.    Notices and Communications............................................17
18.    Governing Law and Place of Jurisdiction...............................18
19.    Severability and Partial Invalidity...................................19
20.    Amendment.............................................................19
21.    Counterparts..........................................................19

SIGNATURES...................................................................20

SCHEDULE 1A - Master Conditions - Dual Note Structure Notes
         PART I - English Version
         PART II - German Version

SCHEDULE 1B - Master Conditions - Single Note Structure Notes
         PART I - English Version
         PART II - German Version

SCHEDULE 2A - Master Global Note - Dual Note Structure Notes
         PART 1-I - Form of Euro Clearing System Global Note - English Version
         PART 1-II - Form of Euro Clearing System Global Note - German Version
         PART 2-I - Form of DTC Global Note - English Version
         PART 2-II - Form of DTC Global Note - German Version

SCHEDULE 2B - Master Global Note - Single Note Structure Notes
         PART I - English Version
         PART II - German Version

SCHEDULE 3 - Specified Offices of the Agents

SCHEDULE 4 - Form of Guarantee to be issued in case of a Substitution of Issuer
         PART I - English Version
         PART II - German Version

SCHEDULE 5 - Form Supplemental Agency Agreement



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THIS AGREEMENT is made on March 22, 2005

AMONG

(1) LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK (the "Issuer");

(2) DEUTSCHE BANK AKTIENGESELLSCHAFT ("Deutsche Bank"); and

(3) DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA").

WHEREAS:

(A) The Issuer intends to offer and sell from time to time notes represented by a global note deposited with or on behalf of The Depository Trust Company, New York ("DTC") (the "Single Note Structure Notes") and notes represented by (i) a global note deposited with or on behalf of the relevant Euro Clearing System (as defined below) and (ii) one or more global note(s) deposited with or on behalf of DTC (the "Dual Note Structure Notes").

(B) The Issuer wishes to engage Deutsche Bank as registrar and principal paying agent in respect of its Dual Note Structure Notes and DBTCA to act as principal paying agent in respect of its Single Note Structure Notes and as U.S.-paying agent in respect of its Dual Note Structure Notes.

(C) The parties hereto wish to record the relevant arrangements made among them in respect of said functions of Deutsche Bank and DBTCA as set out herein.


IT IS HEREBY AGREED as follows:

1.   Definitions and Interpretation

(1)      In this Agreement:

         "Agents" means the Registrar, the Dual Note Structure Principal Paying Agent, the Dual Note Structure U.S.-Paying Agent, the Single Note Structure Principal Paying Agent, the Calculation Agent or any of them.

         "Calculation Agent" means, in relation to any particular issue of Notes, the institution appointed as calculation agent for the purposes of such Notes and named as such in the relevant Conditions (which appointment shall, in the case of the appointment of Deutsche Bank or DBTCA, be pursuant to Clause 8 hereof) and any successor to such institution in its capacity as such.

         "Clearing System(s)" means the Euro Clearing Systems and DTC, and "Relevant Clearing System" means, in the case of Dual Note Structure Notes, the Relevant Euro Clearing System and DTC and, in the case of Single Note Structure Notes, DTC.

         "Conditions" means the terms and conditions applicable to a particular issue of Dual Note Structure Notes or Single Note Structure Notes, and "Master Conditions" means the forms of the terms and conditions set out in Schedule 1A (in respect of




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         Dual Note Structure Notes) and Schedule 1B (in respect of Single Note
         Structure Notes) attached hereto.

         "Designated Currency" means the currency in which a particular issue of Notes is denominated, as specified from time to time in the Conditions applicable to such issue of Notes.

         "Euro Clearing System" means Clearstream Banking AG, Frankfurt am Main, Clearstream Banking, societe anonyme, Luxembourg and Euroclear Bank S.A./N.V. as operator of the Euroclear system or any of them, and "Relevant Euro Clearing System" means the Euro Clearing System specified in the Conditions for a particular issue of Notes.

         "Frankfurt Business Day" means a day (other than Saturdays and Sundays) on which commercial banks and foreign exchange markets are open for business (including dealings in foreign exchange and foreign currency deposits) in Frankfurt am Main.

         "Global Note(s)" means the Euro Global Note and the DTC Global Note(s) representing a particular issue of Dual Note Structure Notes and the Global Note(s) representing a particular issue of Single Note Structure Notes.

         "Holder" means the person or persons registered in the register kept by the relevant Registrar and holding a proportionate co-ownership or other beneficial interest or right in the relevant Notes.

         "Issue Date" means the date of issuance of a particular Note.

         "Issue Price" means the price, generally expressed as a percentage of the principal amount of the Notes, at which the relevant Notes will be issued.

         "local time" in relation to any payment, means the time in the city in which the relevant bank or the relevant branch or office thereof is located, and any reference to "local banking days" in relation thereto is to days (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in such city or town.

         "Master Global Note" means the forms of Global Note set out in Schedule 2A (in respect of Dual Note Structure Notes) and Schedule 2B (in respect of Single Note Structure Notes) attached hereto.

         "New York Business Day" means a day on which banking institutions in New York City are not obliged and not authorized to close.

         "Note(s)" means any of the Dual Note Structure Notes or the Single Note Structure Notes or all of them.

         "Paying Agent(s)" means any of the Dual Note Structure Principal Paying Agent, the Dual Note Structure U.S.-Paying Agent or the Single Note Structure Principal Paying Agent or all of them, and "Relevant Paying Agent" means the Paying Agent who acts as Paying Agent for a particular issue of Notes.


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         "Principal Paying Agent" means any of the Dual Note Structure Principal
         Paying Agent or the Single Note Structure Principal Paying Agent, and "Relevant Principal Paying Agent" means the Principal Paying Agent who acts as Principal Paying Agent for a particular issue of Notes.

         "Registrar" means the registrar acting in relation to Dual Note Structure Notes.

         "Relevant Agreement" means an agreement between the Issuer and any other party or parties for the issue and sale by the Issuer and the purchase by such other party or parties of any Notes.

         "specified office" of any Agent means the office specified underneath its name in Schedule 3 hereto or, in the case of any Agent not originally party hereto, specified in its terms of appointment or such other office in the same city as such Agent may specify by notice to the Issuer and the other parties hereto in accordance with Clause 12(9) hereof.

(2) Expressions defined elsewhere in this Agreement shall have the meanings so indicated. Expressions defined in the Master Conditions and not otherwise defined in this Agreement shall have the same meanings in this Agreement, except where the context otherwise requires. Any reference herein to "Frankfurt" shall be a reference to Frankfurt am Main, Federal Republic of Germany ("Germany") and any reference herein to "New York" shall be a reference to New York City in the State of New York, United States of America ("USA").

(3) All references in this Agreement to costs or charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof, if applicable.

(4) All references in this Agreement to principal and/or interest or both in respect of the Notes or to any moneys payable by the Issuer under this Agreement shall have the meaning set out in ss. 4(5) of the Master Conditions.


2.       APPOINTMENTS

(1) The Issuer hereby appoints Deutsche Bank to act as Registrar in respect of Dual Note Structure Notes of the Issuer (in such capacity the "Registrar") and Deutsche Bank hereby accepts its appointment and agrees to act in such capacity, upon the terms and subject to the conditions set out in this Agreement and the Conditions of the Relevant Notes, for the purposes of:

         (a) maintaining a Register pertaining to the Notes in accordance with this Agreement and the Conditions; and

         (b) performing all other obligations and duties imposed upon them by the Conditions and this Agreement.




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(2)      The Issuer hereby appoints Deutsche Bank and DBTCA to act as Principal
         Paying Agent in respect of Dual Note Structure Notes and Single Note Structure Notes, respectively, of the Issuer (in such respective capacities the "Dual Note Structure Principal Paying Agent" and the "Single Note Structure Principal Paying Agent") and Deutsche Bank and DBTCA hereby accept their respective appointments and agree to act in such capacities, upon the terms and subject to the conditions set out in this Agreement and the Conditions of the Relevant Notes, for the purposes of:

         (a)      authenticating and delivering the Global Notes;

         (b)      paying sums due on Global Notes;

         (c) determining the interest and/or other amounts payable in respect of the Notes in accordance with the Conditions;

         (d) arranging on behalf of the Issuer for notices to be communicated to Holders;

         (e) acting as Calculation Agent in respect of Notes where named as such in the relevant Conditions and agreed between the Issuer and Deutsche Bank or DBTCA, as applicable; and

         (f) performing all other obligations and duties imposed upon them by the Conditions and this Agreement.

(3) The Dual Note Structure Principal Paying Agent agrees to perform its obligations hereunder through DBTCA in its capacity as U.S.-paying agent (the "Dual Note Structure U.S.-Paying Agent"), to the extent that this is necessary or appropriate in order to make payments to the registered holder(s) of DTC Global Notes.

(4) On or before the Issue Date for any issue of Notes, the Issuer and the relevant Agent(s) shall enter into a supplemental agency agreement substantially in the form of Schedule 5 attached hereto subjecting the Notes to the provisions of this Agreement (the "Supplemental Agency Agreement"). The form(s) of the Global Note(s) and of the Conditions applicable to the Notes to be issued shall be appended to such Supplemental Agency Agreement.


3.       THE NOTES

(1)      Each Global Note shall:

         (a) be printed or typewritten in substantially the form (duly completed) set out in the relevant Schedule hereto (or in such other form as the Issuer and the Relevant Paying Agent shall have agreed);

         (b)      have attached thereto the Conditions;

         (c) be executed manually by two authorized signatories or an attorney-in-fact of the Issuer; and

         (d) be authenticated manually by or on behalf of the Relevant Paying Agent.




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(2)      The Issuer shall promptly notify in writing the Relevant Paying Agent of any change in the names of the person or persons whose signatures are to be used.


4.       ISSUANCE OF NOTES

(1) Upon the conclusion of any Relevant Agreement, the Issuer shall, as soon as practicable, but in any event, unless otherwise agreed, not later than 2:00 p.m. (Frankfurt time) on the fourth Frankfurt Business Day (in the case of Dual Note Structure Notes) or 2:00 p.m. (New York time) on the fourth New York Business Day (in the case of Single Note Structure Notes) prior to the proposed Issue Date:

         (a) confirm to the Relevant Principal Paying Agent by telefax or any electronic information system agreed between the Relevant Principal Paying Agent and the Issuer all such information as the Relevant Principal Paying Agent and, in case of Dual Note Structure Notes, the Dual Note Structure U.S.-Paying Agent may reasonably require to carry out their respective functions under this Agreement and such details as are necessary to enable the Relevant Principal Paying Agent to authenticate and deliver the Global Note(s); and


         (b) deliver to the Relevant Principal Paying Agent and, in case of Dual Note Structure Notes, to the Dual Note Structure U.S.-Paying Agent, the relevant Global Note(s) to be authenticated by the respective Agent.

(2) In case of an issue of Dual Note Structure Notes, the Issuer shall provide the Registrar on or before the Issue Date with the relevant details as to the balance of Notes which have been sold to Holders going to hold Notes represented by the Euro Global Note and Notes which have been sold to DTC Holders, respectively.

(3)      (a)      In case of an issue of Dual Note Structure Notes:

                  (i) the Dual Note Structure Principal Paying Agent shall authenticate the relevant Euro Global Note and deliver such Euro Global Note to, in case of a Euro Global Note to be deposited with Clearstream Banking AG, Frankfurt am Main ("CBF"), the lead manager of the relevant issue of Notes not later than on the second Frankfurt Business Day prior to the relevant Issue Date (or any other time agreed between the Dual Note Structure Principal Paying Agent and the Issuer having regard to the rules of CBF) for onward transfer to CBF, or in case of a Euro Global Note to be deposited with Clearstream Banking, societe anonyme, Luxembourg ("CBL") and Euroclear Bank S.A./N.V. as operator of the Euroclear system ("Euroclear") to a depositary common for CBL and Euroclear not later than on the Frankfurt Business Day prior to the relevant Issue Date (or any other time agreed between the Dual Note Structure Principal Paying Agent and the Issuer having regard to the rules of Euroclear and CBL) requesting such depositary common to forward a confirmation to the Dual Note Structure Principal Paying Agent that it is holding the relevant Global Note in safe custody for the account of CBL and/or Euroclear, such Euro Global Note to be held in safe custody until all obligations of the Issuer thereunder have been satisfied; and

                  (ii) the Dual Note Structure U.S.-Paying Agent shall authenticate the relevant DTC Global Note(s) not later than on the New York Business Day prior to the relevant Issue Date (or any other time agreed between the Dual Note Structure U.S. Paying Agent and the Issuer having regard to the rules of DTC} and deliver such DTC Global Note(s) to



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                        DBTCA, to be held in safe custody by DBTCA as custodian
                        for DTC until all obligations of the Issuer thereunder have been satisfied.

         (b) In the case of an issue of Single Note Structure Notes, on or before 10:00 a.m. (New York time) on the New York Business Day prior to the relevant Issue Date (or any other time agreed between the Single Note Structure Principal Paying Agent and the Issuer having regard to the rules of DTC), the Single Note Structure Principal Paying Agent shall authenticate and deliver the relevant Global Note to DBTCA in its capacity as custodian for DTC, who shall hold it in safe custody as custodian for DTC until all obligations of the Issuer thereunder have been satisfied.

(4) The Relevant Principal Paying Agent shall hold in safe custody all unauthenticated Global Notes delivered to it in accordance with this Clause 4 until their delivery to the lead manager of the relevant Notes or to the Relevant Clearing System or its custodian or depositary common, as appropriate, and shall ensure that the Global Notes are authenticated and delivered only in accordance with their terms, if applicable, and the terms hereof.

(5) The Relevant Principal Paying Agent is authorized by the Issuer to authenticate such Global Notes as may be required to be authenticated hereunder by the signature of any person duly authorized for the purpose by the Relevant Principal Paying Agent.

(6) For the purposes of this Clause 4, the Relevant Principal Paying Agent is entitled to treat a telephone or telefax communication from a person purporting to be (and who the Relevant Principal Paying Agent believes in good faith to be) the authorized representative of the Issuer named in the list referred to in, or notified pursuant to, Clause 11(7) as sufficient instructions and authority of the Issuer for the Relevant Principal Paying Agent to act in accordance with this Clause 4, provided that the Relevant Principal Paying Agent takes all reasonable precautions necessary to verify the accuracy of such telephone or telefax communication before carrying out any of its tasks envisaged hereunder. Any telephone communication shall be followed as soon as practicable by a telefax confirmation of such communication.


5.       PAYMENTS

(1) The Issuer shall, before 10.00 a.m. (local time in the relevant financial center of the payment currency), on each date on which any payment in respect of any Note becomes due, transfer in freely available funds to such account as the Relevant Principal Paying Agent shall specify such amount in the currency in which the relevant payment falls to be made.

(2) The Relevant Principal Paying Agent shall give notice to the Issuer not later than five Frankfurt Business Days prior to any relevant payment date with regard to the payment to be made on that payment date pursuant to sub-clause (1) above. The Issuer shall give not later than two Frankfurt Business Days prior to the relevant payment date irrevocable payment instructions for the transfer of the sum to be paid on the relevant payment date, and the Issuer shall provide a confirmation with respect to the payment instructions so given to the Relevant Principal Paying Agent. If the Relevant Principal Paying Agent should not by such date receive such confirmation, it shall forthwith notify the Issuer thereof.



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

(3) Subject to the receipt by the Relevant Principal Paying Agent of the payment confirmation as provided in sub-clause (2) above, the Relevant Principal Paying Agent shall pay or cause to be paid on behalf of the Issuer all amounts due in respect of the Notes on behalf of the Issuer in the manner provided in the Conditions. If any payment provided for in sub-clause (1) is made late but otherwise in accordance with the provisions of this Agreement, the Relevant Principal Paying Agent shall nevertheless make payments in respect of the Notes as aforesaid following receipt by it of such payment.

(4) If for any reason the Relevant Principal Paying Agent considers in its sole discretion (exercised in good faith) that the amounts to be received by it pursuant to sub-clause (1) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims in respect of all payments then falling due in respect of the Notes, the Relevant Principal Paying Agent shall promptly notify the Issuer thereof. The Relevant Principal Paying Agent shall not be obliged to pay any such claims until the Relevant Principal Paying Agent has received the full amount of all such payments.

(5) If the Relevant Paying Agent pays any amounts with respect to Notes at a time when it has not received payment in full in respect of the relevant Notes in accordance with sub-clause (1) (the excess of the amounts so paid over the amounts so received being the "Shortfall"), the Issuer shall, in addition to paying amounts due under sub-clause
         (1), pay to the Relevant Paying Agent on demand interest (at a rate which represents the Relevant Paying Agent's cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Relevant Paying Agent of the Shortfall. The Relevant Paying Agent shall supply the Issuer with evidence as to the calculation of the Shortfall and the determination of the aforementioned interest rate.

(6) All payments due in respect of Single Note Structure Notes shall be made to the registered holder of the Global Note(s) as stipulated in sub-clause (8) below in the amounts specified in the payment provisions of the Conditions. All payments due in respect of Dual Note Structure Notes shall be made to the Relevant Euro Clearing System in the relevant Designated Currency and to the registered holder of the DTC Global Note(s) as stipulated in sub-clause (8) below, in the amounts specified in the payment provisions of the Conditions. The Dual Note Structure Principal Paying Agent shall obtain from the Registrar, and the Registrar shall supply, such details as are required for the Dual Note Structure Principal Paying Agent to make payment as stated above. On the occasion of any such payment, the Dual Note Structure Principal Paying Agent shall cause the appropriate Schedule to the relevant Global Note to be annotated so as to evidence the amounts and dates of such payments of principal and/or interest as applicable.

(7) lf the amount of principal and/or interest then due for payment is not paid in full by the Issuer to the Relevant Principal Paying Agent (otherwise than by reason of a deduction required by law to be made therefrom), the Relevant Principal Paying Agent shall make a record of such Shortfall on the Global Note and such record shall, in the absence of manifest error, be prima facie evidence that the payment in question has not to that extent been made.

(8) All amounts of principal and interest due in respect of Dual Note Structure Notes which are represented by DTC Global Notes and in respect of Single Note Structure Notes shall be paid in U.S. dollars, unless, in the case of Single Note Structure Notes where the Designated Currency is not the U.S. dollar, DTC has advised that the



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         relevant Holder has made an effective election to receive all or a portion of its payment in the Designated Currency outside DTC in accordance with the procedures described in the payment provisions of the Conditions.


6.       MISCELLANEOUS DUTIES OF THE AGENTS

Listing

(1) Where Notes are intended to be listed on the Luxembourg Stock Exchange, Deutsche Bank agrees to procure the appointment of a Luxembourg listing and paying agent (for as long as such appointment is required by the rules of the Luxembourg Stock Exchange).

Notices

(2) Upon the receipt by an Agent of a demand or notice from any Holder in accordance with the Conditions such Agent shall forward a copy thereof to the Issuer.

(3) On behalf of and at the request and expense of the Issuer, the Relevant Principal Paying Agent shall cause to be published, or delivered to Holders, all notices required to be given by the Issuer to the Holders in accordance with the Conditions.

Notice of Withholding or Deduction

(4) If the Issuer is, in respect of any payment, required to withhold or deduct any amount for or on account of taxes or duties of whatever nature as specifically contemplated under the Conditions, the Issuer shall give notice thereof to the Relevant Principal Paying Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Relevant Principal Paying Agent such information as it shall require to enable it to comply with such requirement.

Documents Available for Inspection

(5) The Relevant Paying Agents shall hold available for inspection at their specified offices during normal business hours copies of all documents required to be so available as provided in the relevant Conditions or as may be required by the rules of any stock exchange on which the Notes may be listed.

(6) For the above purposes, the Issuer shall furnish to Deutsche Bank for distribution among the Paying Agents sufficient copies of each of the relevant documents.

Indemnity

(7) Each of the Agents shall severally indemnify the Issuer and its respective directors, officers and employees, and any affiliate of the Issuer against any claim, demand, action, liability, loss, cost or expense (including all reasonable costs, charges or expenses paid or incurred in disputing or defending any of the foregoing and any applicable value added tax) which it may incur, as a result or arising out of any negligent or willful breach by such Agent of its obligations under this Agreement.

(8) The Issuer shall indemnify each of the Agents and their respective directors, officers and employees, and any affiliate of the relevant Agent against any claim, demand,



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

         action, liability, loss, cost or expense (including all reasonable costs, charges or expenses paid or incurred in disputing or defending any of the foregoing and any applicable value added tax) which they may incur, as a result or arising out of any negligent or willful breach by the Issuer of its obligations under this Agreement.

Cancellation of Notes, Coupons and Receipts

(9) All Notes which are redeemed shall be cancelled by the Relevant Principal Paying Agent. In addition, all Notes which are purchased by or on behalf of the Issuer and transferred to the Relevant Principal Paying Agent's account with the Relevant Clearing System for cancellation shall be cancelled by the Relevant Principal Paying Agent. The Relevant Principal Paying Agent shall cause any such Notes (i) when represented by a Euro Global Note, to be cancelled in accordance with the procedures established for that purpose by the Relevant Euro Clearing System, and (ii) when represented by a Global Note in the case of Single Note Structure Notes or a DTC Global Note in the case of Dual Note Structure Notes, to be cancelled in accordance with the procedures established for that purpose by DTC, resulting in either case in a reduction in the aggregate amount of Notes represented by the relevant Global Note by the aggregate amount of Notes so cancelled.

(10) In the case of Dual Note Structure Notes, the Relevant Principal Paying Agent shall notify the Registrar on the same day such cancellation is effected to record such cancellation of Notes on the Register in such a way that the aggregate amount of Notes cancelled at any time together with the aggregate principal amount of Notes then outstanding and represented by the Global Note shall equal the aggregate principal amount of Notes originally issued by the Issuer.

(11) Upon fulfillment of all payment obligations of the Issuer in respect of any issue of Notes, the Relevant Principal Paying Agent shall procure that the Global Note(s) representing such Notes be cancelled and that the Global Note(s) so cancelled be sent to the Issuer.

Repayment

(12) If the presentation period in respect of Notes shall have lapsed and provided that there is no outstanding bona fide and proper claim in respect of any payment in respect of the relevant Notes, the Relevant Paying Agent shall pay to the Issuer, as soon as reasonably practicable, sums equivalent to any amounts paid to it by the Issuer for the purposes of such payments.


7.       DUTIES OF THE REGISTRAR

(1) The Registrar shall maintain the Register pertaining to Dual Note Structure Notes in Frankfurt in accordance with the Conditions. The Register shall show the aggregate amount of Notes represented by each Global Note at the date of issue and all subsequent redemptions, transfers and exchanges involving a change in such amounts and the names of the Relevant Clearing System or its nominee (each a "Payee"). On the first Frankfurt Business Day after the Record Date for any interest payment on the Dual Note Structure Notes, the Registrar shall inform the Dual Note Structure Principal Paying Agent of the aggregate amount of Notes represented by each Global Note as of the Record Date.



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

(2) Transfers or exchanges of Dual Note Structure Notes will be made in accordance with the Conditions, the procedures established for this purpose between the Relevant Euro Clearing System, DTC and the Registrar and the Relevant Euro Clearing System's and DTC's regulations applicable to such transfers or exchanges. Any such transfer or exchange which results in a change to the aggregate principal amount of Dual Note Structure Notes held by the Relevant Euro Clearing System and DTC are required to be notified by the Relevant Euro Clearing System and DTC to the Registrar as a transfer from one Global Note to the other. The Registrar shall enter promptly details of the transfer or exchange in the Register pertaining to the Dual Note Structure Notes, which entry shall, without further action, cause the aggregate principal amounts represented by each Global Note to be amended accordingly.

(3) The Registrar shall ensure that no transfers or exchanges of Dual Note Structure Notes shall take place during the period commencing on the Record Date and ending on the related payment date (both dates inclusive) as provided in the Conditions.

(4) The Registrar shall at all reasonable times make the relevant Register available to the Issuer and the Relevant Paying Agent or any person authorized by either of them for inspections and for the taking of copies thereof or extracts therefrom, and the Registrar shall deliver to such persons information contained in the Register or relating to the Notes as they may reasonably request.


8.       APPOINTMENT AND DUTIES OF THE CALCULATION AGENT

(1) Deutsche Bank or DBTCA may be appointed as Calculation Agent in respect of any particular issue of Notes by agreement with the Issuer. Deutsche Bank or DBTCA shall be deemed to having agreed to act as Calculation Agent in respect of a particular issue of Notes if it shall have been named as Calculation Agent in the relevant Conditions no later than five Frankfurt Business Days before the Issue Date or, if earlier, the first date on which it is required to make any calculation or determination and shall not have notified the Issuer that it does not wish to be so appointed within two Frankfurt Business Days of receipt by it of the relevant Conditions.

(2) If Deutsche Bank or DBTCA has agreed, or is deemed to having agreed to act as Calculation Agent, it shall perform all matters expressed to be performed by it in, and otherwise comply with, the Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

(3) The Calculation Agent shall in respect of each particular issue of Notes in relation to which it is appointed as such:

         (a) obtain such quotes and rates and/or make such determinations, calculations, adjustments, notifications and publications as may be required to be made by it by the Conditions at the times and otherwise in accordance with the Conditions; and

         (b) maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such record available for inspection at all reasonable times during normal business hours by the Issuer and the Relevant Paying Agents.

(4) If the Calculation Agent does not at any time for any reason determine and/or publish and/or notify the Rate of Interest, the Interest Amount and/or the relevant Interest Payment Date in respect of any Interest Period as provided in this Clause, it shall forthwith notify the Issuer and the Relevant Paying Agents of such fact.


9.       EARLY REDEMPTION OF NOTES

(1) If the Issuer decides to redeem any Notes for the time being outstanding prior to their Maturity Date in accordance with the Conditions, it shall give notice of such decision to the Relevant Principal Paying Agent not less than 14 Frankfurt Business Days (or any other date agreed between the Issuer and the Relevant Principal Paying Agent) before the date on which it will give notice to the Holders in accordance with the Conditions of such redemption in order to enable the Relevant Principal Paying Agent to undertake its obligations herein and in the Conditions.

(2) If only some of the Notes are to be redeemed on such date, the Relevant Principal Paying Agent shall take the required steps for identifying the Notes to be redeemed in accordance with the Conditions.

(3) The Issuer shall provide the Relevant Principal Paying Agent with the final form of the notification to be published not later than seven Frankfurt Business Days (or any other date agreed between the Issuer and the Relevant Principal Paying Agent) before the date on which it will give notice to the Holders in accordance with the Conditions. The Relevant Principal Paying Agent shall publish the notice required in connection with any such redemption in accordance with Clause 6(3) above. Such notice shall specify the date fixed for redemption, the redemption amount and the manner in which redemption will be effected. Such notice will be published in accordance with the Conditions.

(4) In case of Notes, the Conditions of which provide for redemption at the option of Holders, the Relevant Principal Paying Agent shall at the end of each period for the exercise of such option promptly notify the Issuer and the Registrar, if any, of the principal amount of the Notes in respect of which such option has been exercised. Upon such notification, the Issuer shall comply with its obligations under Clause 5.

10.      FEES AND EXPENSES

(1) The Issuer shall pay to the Relevant Principal Paying Agent for account of the Agents (to the extent such functions are performed by entities within the Deutsche Bank network) such fees as may have been agreed between itself and Deutsche Bank on November 8, 2004 in respect of the services of the Agents hereunder. The Issuer shall not be concerned with the apportionment of payment among the Agents.

(2) The Issuer shall reimburse each Agent for all reasonable expenses (including legal fees and any applicable value added tax) properly incurred in connection with its services hereunder.

(3) In the event that Deutsche Bank deems it necessary that the fees agreed between itself and the Issuer be amended, Deutsche Bank shall negotiate such amendment with Issuer in good faith with the aim of continuing the provision of the services under this Agreement. Should the Issuer and Deutsche Bank reach no agreement regarding the amendment of the fee agreement, the initial agreement between the parties shall remain in force.

(4) The Issuer shall pay all documentary and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement and any letters of appointment under which any Agent is appointed as agent hereunder. The Issuer shall indemnify each Agent against any claim, demand, action, liability, loss or expense (including legal fees and any applicable value added tax) which it may incur or which may be made against it as a result or arising out of any failure to pay or delay in paying any of the same.


11.      TERMS OF APPOINTMENT

(1) Each of the Paying Agents and (in the case of (b), (c), (d) and (e)) the Registrar and each Calculation Agent may, in connection with their respective services hereunder:

         (a) except as ordered by a court of competent jurisdiction or as required by law, treat the registered holder of any Global Note as the owner thereof and make payments thereon accordingly;

         (b)      assume that the terms of each Note as issued are correct;

         (c) rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;

         (d) engage and pay for the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and rely upon any advice so obtained. Such Agent shall be protected and shall incur no liability as against the Issuer in respect of any action taken, or suffered to be taken, in accordance with such advice and in good faith; and

         (e) treat itself as being released from any obligation to take any action hereunder which it reasonably expects will result in any expense or liability to it, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

(2) In acting hereunder and in connection with the Notes, the Agents shall act solely as agents of the Issuer and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the Holders.

(3) In acting hereunder and in connection with the Notes, the Agents shall not be liable for the legality, validity or enforceability of any Note.

(4) Each Agent may purchase, hold and dispose of Notes and may enter into any transaction (including, among other transactions, any depositary, trust or agency transaction) with any Holder or with any other party hereto in the same manner as if it had not been appointed as the agent of the Issuer.

(5) The Issuer shall indemnify each Agent against any claim, demand, action, liability, loss or expense (including legal fees and any applicable value added tax) which such

         Agent may incur, otherwise than as a result of or arising out of any negligent or willful breach by such Agent of its obligations under this Agreement.

(6)      The obligations of the Agents hereunder shall be several and not joint.

(7) The Issuer shall provide the other parties to this Agreement with a list of persons authorized to execute documents and take action on its behalf in connection with this Agreement, such list to be signed by two duly authorized signatories of the Issuer. The Issuer shall notify the the other parties to this Agreement immediately if any of such persons ceases to be so authorized or if any additional person becomes so authorized by notice signed by two duly authorized signatories of the Issuer.


12.      CHANGES IN AGENTS

(1) Any Agent may (subject as provided in sub-clause (3) below) at any time resign in its capacity as such by giving at least 90 days' written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective.

(2) Any Agent may (subject as provided in sub-clause (3) below) be removed at any time by the Issuer on at least 45 days' notice by the filing with it of an instrument in writing signed on behalf of the Issuer specifying such removal and the date when it shall become effective.

(3) Any resignation under sub-clause (1) or removal under sub-clauses (2) or (4) shall only take effect upon the appointment by the Issuer as hereinafter provided, of a successor Agent and (other than in cases of insolvency of any Agent) on the expiry of the notice to be given under Clause 14. The Issuer agrees with each Agent that if, by the day falling ten days before the expiry of any notice under sub-clause (1), it has not appointed a successor Agent, then the resigning Agent shall be entitled, on behalf of the Issuer, to appoint as a successor Agent in its place a reputable financial institution of good standing which the Issuer shall approve (such approval not to be unreasonably withheld or delayed).

(4) In case at any time any Agent resigns, or is removed, or becomes incapable of acting or is adjudged insolvent, or files a voluntary petition in insolvency or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or other receiver of all or a substantial part of its property, or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if any order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law, a successor Agent, which shall be a reputable financial institution of good standing may be appointed by the Issuer by an instrument in writing filed with the successor Agent. Upon the appointment as aforesaid of a successor Agent and acceptance by the latter of such appointment and (other than in case of insolvency of an Agent when it shall be of immediate effect) upon expiry of the notice to be given under Clause 14 the Agent so superseded shall cease to be an Agent hereunder.

(5) Subject to the applicable provisions of the Conditions, the Issuer may, after prior consultation with Deutsche Bank, appoint one or more further Paying Agents or Calculation Agents by giving to Deutsche Bank at least 45 days' notice in writing to that effect.

(6) Upon its resignation or removal becoming effective, the Agent concerned:

         (a) shall forthwith transfer all moneys held by it hereunder and, if applicable, the documents and records referred to in Clauses 6(5), (6) and 7(1) to its successor Agent hereunder; and

         (b) shall be entitled to the payment by the Issuer of its fees and expenses for the services therefore rendered hereunder in accordance with the terms of Clause 10.

(7) In the event of the resignation of any Agent or in the case of the removal of any Agent by the Issuer required as a result of the occurrence of any of the circumstances set out in sub-clause (4) above, such Agent shall bear all reasonable costs associated with the termination of its services and the appointment of a successor Agent performing the relevant functions (including, but not limited to, the cost of all required publications, agency fees and legal fees, if any, for the preparation and execution of any necessary documents in this context).

(8) Upon its appointment becoming effective, a successor Agent shall, without further act, become vested with all the rights and obligations of its predecessor with like effect as if originally named as Agent in such capacity hereunder.

(9) lf any Agent determines to change its specified office it shall (after having, in any such case other than a change of specified office within the same city, obtained the prior written approval of the Issuer thereto) give to the Issuer and the other Agents written notice of such determination giving the address of the new specified office and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Relevant Principal Paying Agent (on behalf of the Issuer) shall, at the expense of the relevant Agent, within 15 days of receipt of such notice (unless the appointment of the relevant Agent is to terminate pursuant to the above sub-clauses on or prior to the date of such change) give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Holders in accordance with the Conditions.


13.      MERGER AND CONSOLIDATION

         Without prejudice to Clause 12(7) any corporation into which any Agent may be merged or converted, or any corporation with which any Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Agent shall be a party, or any corporation to which any Agent shall sell or otherwise transfer all or substantially all of its assets shall, on the date when such merger, conversion, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Agent in the same capacity under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Issuer and after the said effective date all references in this Agreement to such Agent shall be deemed to be references to such corporation. Written notice of any such merger, conversion, consolidation or transfer shall forthwith be given to the Issuer by the Agent concerned.

14.      NOTIFICATION OF CHANGES TO AGENTS

         Following receipt of notice of resignation from any Agent and forthwith upon appointing a successor Agent or on giving notice to terminate the appointment of any Agent, the Relevant Registrar (on behalf of and at the expense of the Issuer or in the case of Clause 12(7) at the expense of the Agent) shall give or cause to be given not more than 45 days' nor less than 30 days' notice thereof to the Holders in accordance with the Conditions.


15.      COMMUNICATION BETWEEN THE PARTIES

         A copy of all communications relating to the subject matter of this Agreement between the Issuer and the Holders on the one hand and any of the Paying Agents on the other hand shall be sent by such Paying Agent to the Relevant Principal Paying Agent and the Registrar, if any.


16.      TAXES AND STAMP DUTIES

         The Issuer agrees to pay any and all stamp or documentary taxes or duties which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.


17.      NOTICES AND COMMUNICATIONS

(1) Any document or information furnished or supplied under this Agreement shall be, if provided to the Issuer or Deutsche Bank, in the German or English language, and if provided to DBTCA, in the English language.

(2) All notices and communications under this Agreement shall be by letter or telefax, posted or delivered by hand, or (but only where specifically provided in the Procedures Memorandum) by telephone. Each notice or communication shall be given as follows:

         (a) if to the Issuer, at:

                  Landeskreditbank Baden-Wurttemberg - Forderbank
                  Schlossplatz 10
                  76131 Karlsruhe
                  Germany

                  Telephone:  +49-721 150-1144 or -3916
                  Telefax:    +49-721 150-1280
                  Attention:  -  Bereich Treasury / Abwicklung -

         (b) if to the Registrar, the Dual Note Structure Principal Paying Agent or to the Calculation Agent, where Deutsche Bank is the Calculation Agent, at:

                  Deutsche Bank Aktiengesellschaft
                  Trust & Securities Services
                  Grosse Gallusstrasse 10-14

                  60272 Frankfurt am Main
                  Germany

                  Telephone: +49-69-910 30817
                  Telefax:   +49-69-910 38672
                  Attention: Trust & Securities Services

         (c) if to the Single Note Structure Principal Paying Agent, the Dual Note Structure U.S.-Paying Agent or to the Calculation Agent, where DBTCA is the Calculation Agent, at:

                  Deutsche Bank Trust Company Americas
                  Trust & Securities Services Global Debt Services
                  60 Wall Street
                  27th Floor - MS NYC60-2710
                  New York, New York 10005
                  United States of America

                  Telephone: +1-212 250 2157
                  Telefax:   +1-732 578 4635
                  Attention: Trust & Securities Services

         (d) if to an Agent not originally a party hereto, to the address specified by notice to the other parties hereto at or about the time of its appointment as the agent of the Issuer;

         (e) if to the Calculation Agent where neither Deutsche Bank nor DBTCA is the Calculation Agent, to it at the address, telefax number or telephone number, specified by notice to the other parties hereto at or about the time of its appointment as agent of the Issuer;

         or, in any case, to such other address, telefax number or telephone number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

(3) Every notice or communication sent in accordance with sub-clause (2) shall be effective as follows:

         (a) Letter or Telefax: if sent by letter or telefax, upon receipt by the addressee;

         (b) Telephone: if made on the telephone, upon being made.

         In the case of (a) above, any such notice or communication which would otherwise take effect after 4:00 p.m. in the place of the addressee on any particular day shall not take effect until 10:00 a.m. on the immediately succeeding business day in the place of the addressee.

18.      GOVERNING LAW AND PLACE OF JURISDICTION

(1) This Agreement shall be governed by, and construed in accordance with, German law.

(2) Any action or other legal proceedings arising out of or in connection with this Agreement shall be brought exclusively in the courts in Frankfurt am Main.


19.      SEVERABILITY AND PARTIAL INVALIDITY

Should any provision of this Agreement be or become invalid in whole or in part, the other provisions shall remain in force. The invalid provision shall be deemed substituted by a valid provision which accomplishes as far as legally possible the economic purposes of the invalid provision.


20.    AMENDMENT

This Agreement may be amended by agreement among the parties hereto without the consent of the Holders.


21.    COUNTERPARTS

This Agreement may be signed in any number of counterparts, all of which, taken together, shall constitute one and the same agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agency Agreement as of the date first above written.


LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


/s/ Mona Fuetterer                  /s/ Claudia Prutscher
-------------------                 ---------------------
Mona Fuetterer                      Claudia Prutscher
Deputy Manager                      Legal Counsel

DEUTSCHE BANK AKTIENGESELLSCHAFT


/s/ Keith Barclay                   /s/ Vivien Wichmann
-------------------                 -------------------
Keith Barclay                       Vivien Wichmann
Assistant Vice President            Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS


/s/ Rodney Gaughan
-------------------
Rodney Gaughan
Vice President

                                                                     SCHEDULE 1A
                                                                     -----------
                                                                          PART I
                                                                          ------

                             English Version of the
               MASTER CONDITIONS OF THE DUAL NOTE STRUCTURE NOTES

                             ENGLISH VERSION OF THE
                          TERMS AND CONDITIONS OF NOTES

                                     ss. 1
            PRINCIPAL AMOUNT, DENOMINATION, FORM, CERTAIN DEFINITIONS

(1) Principal; Denomination. This Series of Notes (the "Notes") of Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer") is issued in [insert Designated Currency] (the "Designated Currency") in the aggregate principal amount of [insert Designated Currency] [insert aggregate principal amount] (in words: [insert aggregate principal amount in words] [insert Designated Currency]) and is divided into [insert number of Notes] Notes in the principal amount of [insert amount and Designated Currency] (the "Designated Denominations") each.

(2) Certification and Custody. The Notes are represented by two or more permanent global certificates without interest coupons. One of the permanent global certificates (the "Euro Global Note") will be kept in custody by [Clearstream Banking AG, Frankfurt am Main] [a common depositary for Euroclear Bank S.A./N.V. and Clearstream Banking, societe anonyme, Luxembourg] (the "Euro Clearing System") until all obligations of the Issuer under the Bonds have been satisfied. The Euro Global Note is issued in bearer form and represents the Notes kept in custody for financial institutions that are accountholders of the Euro Clearing System, including such Notes which are held through [Clearstream Banking AG, Frankfurt am Main] [,] [or] [Euroclear Bank, S.A./N.V.] [, or] [Clearstream Banking Societe anonyme, Luxembourg], and further including such Notes which are held through any other clearing system which maintains an account with the Euro Clearing System. The other permanent global certificate (the "DTC Global Note") will be kept in custody by Deutsche Bank Trust Company Americas ("DBTCA"), or any successor, as custodian for The Depository Trust Company, New York ("DTC") until all obligations of the Issuer under the Notes have been satisfied. The DTC Global Note is issued in registered form in the name of Cede & Co., as nominee of DTC, and represents the Notes kept in custody for financial institutions that are participants in DTC. The Euro Global Note and the DTC Global Note shall each be manually signed by two authorized representatives of the Issuer and shall each be manually authenticated by or on behalf of the Principal Paying Agent (ss. 6). Together, the Notes represented by the Euro Global Note and the DTC Global Note, respectively, will equal the aggregate principal amount of the Notes outstanding at any time. The amount of Notes represented by each of the Euro Global Note and the DTC Global Note is evidenced by the register (the "Register") maintained for that purpose by the Registrar (ss. 6). Definitive certificates representing individual Notes and interest coupons shall not be issued. Copies of the Euro Global Note and the DTC Global Note are available free of charge at the specified offices of the Paying Agents (ss. 6).

(3) Transfer. Transfers of Notes shall require appropriate entries in securities accounts. Transfers of Notes between Euro Clearing System accountholders on the one hand and DTC participants on the other hand and exchanges of Notes pursuant to subparagraph (4) may not be effected during the period commencing on the Record Date (ss. 4(2)) and ending on the related payment date (both dates inclusive).

(4) Exchange. The Notes represented by the DTC Global Note may be exchanged for Notes represented by the Euro Global Note and vice versa. Such exchanges shall be recorded by the Registrar in the Register and shall be effected by an increase or a reduction in the aggregate amount of Notes represented by the DTC Global Note by the aggregate principal amount of Notes so exchanged and a corresponding reduction or increase in the aggregate amount of Notes represented by the Euro Global Note.

(5) Holder of Notes. "Holder" means any holder of a proportionate co-ownership or other beneficial interest or right in the Notes.

                                     ss. 2
                                     STATUS

[In the case of unsubordinated Notes insert: The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other unsecured and unsubordinated obligations of the Issuer except as otherwise determined by mandatory rules of law.]

[In the case of subordinated Notes insert: The Notes constitute unsecured and subordinated obligations of the Issuer and rank pari passu with all other subordinated obligations of the Issuer, except as otherwise determined by mandatory rules of law. In the event of insolvency proceedings over the assets(1) of the Issuer or the liquidation of the Issuer, such obligations will be subordinated to the claims of all unsubordinated creditors of the Issuer so that in any such event no amounts shall be payable under such obligations until the claims of all unsubordinated creditors of the Issuer shall have been satisfied in full. No Holder may set off his claims arising under the Notes against any claims of the Issuer. No security of whatever kind is, or shall at any time be, provided by the Issuer or any other person securing rights of the Holders under such Notes. No subsequent agreement may limit the subordination pursuant to the provisions set out in this ss. 2 or amend the Maturity Date (ss. 5(1)) in respect of the Notes to any earlier date or shorten any applicable notice period (Kundigungsfrist). If the Notes are redeemed before the Maturity Date otherwise than in the circumstances described in this ss. 2 or repurchased by the Issuer otherwise than in accordance with the provisions of ss. 10(5a) sentence 6 Kreditwesengesetz (German Banking Act), then the amounts redeemed or paid must be returned to the Issuer irrespective of any agreement to the contrary unless the amounts paid have been replaced by other liable capital (haftendes Eigenkapital) of at least equal status within the meaning of the German Banking Act, or the Federal Supervisory Authority for Financial Services (Bundesanstalt fur Finanzdienstleistungsaufsicht) has consented to such redemption or repurchase.]

                                     ss. 3
                                    INTEREST


[In the case of Fixed Rate Notes insert:

(1) Rate of Interest and Interest Payment Dates. The Notes shall bear interest on their principal amount at the rate of [insert Rate of Interest] per cent. per annum from (and including) [insert Interest Commencement Date] to (but excluding) the Maturity Date (as defined in ss. 5[(1)]). Interest shall be payable in arrears on [insert Fixed Interest Date or Dates] in each year (each such date, an "Interest Payment Date"). The first payment of interest shall be made on [insert First Interest Payment Date] [if First Interest Payment Date is not first anniversary of Interest Commencement Date insert: and will amount to [insert Initial Broken Amount per first Designated Denomination] per Note in a denomination of [insert first Designated Denomination] [and] [insert further Initial Broken Amount(s) per further Designated Denominations] per Note in a denomination of

______________________________

1 Pursuant to ss. 12 Insolvenzordnung (Insolvency Act) and ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz (Implementing Law of the State of Baden-Wurttemberg relating to the Federal Judicature Act), insolvency proceedings may not be instituted against L-Bank.

[insert further Designated Denominations].] [If Maturity Date is not a Fixed Interest Date insert: Interest in respect of the period from [insert Fixed Interest Date preceding the Maturity Date] (inclusive) to the Maturity Date (exclusive) will amount to [insert Final Broken Amount per first Designated Denomination] per Note in a denomination of [insert first Designated Denomination] and [insert further Final Broken Amount(s) per further Designated Denominations] per Note in a denomination of [insert further Designated Denominations].]

[If Actual/Actual (ISMA Rule 251) is the applicable Day Count Fraction insert:
The number of Interest Payment Dates per calendar year (each a "Determination Date") is [insert number of regular interest payment dates per calendar year].]

(2) Accrual of Interest. The Notes shall cease to bear interest from the expiry of the day preceding their due date for redemption. If the Issuer shall fail to redeem the Notes when due, interest shall continue to accrue on the outstanding principal amount of the Notes beyond the due date until the expiry of the day preceding the actual redemption of the Notes at the default rate of interest established by law(2).

(3) Calculation of Interest for Partial Periods. If interest is required to be calculated for a period of less than a full year, such interest shall be calculated on the basis of the Day Count Fraction (as defined below).]

[In the case of Floating Rate Notes insert:

(1) Rate of Interest and Interest Payment Dates.

(a) The Notes bear interest on their principal amount from [insert Interest Commencement Date] (inclusive) (the "Interest Commencement Date") to the first Interest Payment Date (exclusive) and thereafter from each Interest Payment Date (inclusive) to the next following Interest Payment Date (exclusive). Interest on the Notes shall be payable on each Interest Payment Date.

(b) "Interest Payment Date" means

[in the case of Specified Interest Payment Dates insert: each [insert Specified Interest Payment Dates].]

[in the case of Specified Interest Periods insert: each date which (except as otherwise provided in these Terms and Conditions) falls [insert number] [weeks] [months] [insert other specified periods] after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.]

(c) If any Interest Payment Date (other than the Interest Payment Date falling on the Maturity Date) would otherwise fall on a day which is not a Business Day (as defined below), it shall be:

[if Modified Following Business Day Convention insert: postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event the Interest Payment Date shall be the immediately preceding Business Day.]

__________________________

2 The default rate of interest established by law is five percentage points above the basic rate of interest published by Deutsche Bundesbank for the periods as of January 1 and July 1, respectively, of each year, ss.ss. 288(1), 247(1) German Civil Code.

[if FRN Convention insert: postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event the payment date shall be the immediately preceding Business Day, and in the event of interest, each subsequent Interest Payment Date shall be the day that numerically corresponds to the preceding Interest Payment Date in the calendar month that falls [insert number] [months] [insert other specified periods] after the preceding Interest Payment Date or, in the case of the first Interest Payment Date for the Notes, the Issue Date, except that (a) if there is not any such numerically corresponding day in the calendar month in which the relevant Interest Payment Date should occur, then the Interest Payment Date will be the last day that is a Business Day in that month, (b) if the relevant Interest Payment Date would otherwise fall on a day that is not a Business Day, then the Interest Payment Date will be the first following day that is a Business Day unless that day falls in the next calendar month, in which case the Interest Payment Date will be the first preceding day that is a Business Day, and (c) if the preceding applicable Interest Payment Date occurred on the last day in a calendar month that was a Business Day, then all subsequent applicable Interest Payment Dates prior to the Maturity Date (as defined in ss. 5(1)) will be the last day that is a Business Day in the month that falls [insert number] [months] [insert other specified periods] after the preceding applicable Interest Payment Date.]

[if Following Business Day Convention insert: postponed to the next day which is a Business Day.]

[if Preceding Business Day Convention insert: the immediately preceding Business Day.]

(d) "Business Day" means (i) in respect of any payment that would have to be made on such Business Day in respect of any Notes in the Designated Currency, [a Frankfurt Business Day] [and] [,] [a [insert other relevant location] Business Day] [and] [a TARGET Business Day], and (ii) in respect of any payment that would have to be made on such Business Day in respect of any Notes in U.S. dollar to the registered holder of the DTC Global Notes, [a Frankfurt Business Day] [and] [,] a New York Business Day [and] [,] [a [insert other relevant location] Business Day] [and a TARGET Business Day]. ["Frankfurt Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in Frankfurt.] "New York Business Day" means any day on which banking institutions in New York City are not obliged and not authorized to close. ["[Insert relevant location] Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].] ["TARGET Business Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) is operating.]

(2) Rate of Interest. [if Screen Rate Determination insert: The rate of interest (the "Rate of Interest") for each Interest Period (as defined below) will, except as provided below, be the offered quotation (expressed as a percentage rate per annum) for deposits in the Designated Currency for that Interest Period which appears on the Screen Page as of 11:00 a.m. ([insert relevant location] time) on the Interest Determination Date (as defined below) [if Margin insert:
[plus] [minus] the Margin (as defined below)], all as determined by the Calculation Agent.

"Interest Period" means each period from (and including) the Interest Commencement Date to (but excluding) the first Interest Payment Date and from (and including) each Interest Payment Date to (but excluding) the following Interest Payment Date.

"Interest Determination Date" means the [insert applicable number of days] [TARGET] [insert relevant location] Business Day prior to the commencement of the relevant Interest Period. [in case of a Business Day not defined in ss. 3(1)(d) above, insert: "[insert relevant location] Business Day" means any day which is a day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].

[If Margin insert:  "Margin" means [   ] per cent. per annum.]

"Screen Page" means [insert relevant Screen Page].

If the Screen Page is not available or if no such quotation appears as at such time, the Calculation Agent shall request the Reference Banks (as defined below) to provide the Calculation Agent with their offered quotation (expressed as a percentage rate per annum) for deposits in the Designated Currency for the relevant Interest Period to leading banks in the [insert relevant location] interbank market [in the Euro-Zone] at approximately 11.00 a.m. ([insert relevant location] time) on the Interest Determination Date. If two or more of the Reference Banks provide the Calculation Agent with such offered quotations, the Rate of Interest for such Interest Period shall be the arithmetic mean (rounded if necessary to the nearest one [if the Reference Rate is EURIBOR insert: thousandth of a percentage point, with 0.0005] [if the Reference Rate is not EURIBOR insert: hundred-thousandth of a percentage point, with 0.000005] being rounded upwards) of such offered quotations [if Margin insert: [plus] [minus] the Margin], all as determined by the Calculation Agent.

If on any Interest Determination Date only one or none of the Reference Banks provides the Calculation Agent with such offered quotations as provided in the preceding paragraph, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Calculation Agent determines as being the arithmetic mean (rounded if necessary to the nearest one [if the Reference Rate is EURIBOR insert: thousandth of a percentage point, with 0.0005] [if the Reference Rate is not EURIBOR insert: hundred-thousandth of a percentage point, with 0.000005] being rounded upwards) of the rates, as communicated to (and at the request of) the Calculation Agent by the Reference Banks or any two or more of them, at which such banks were offered, as at 11.00 a.m. ([insert relevant location] time) on the relevant Interest Determination Date, deposits in the Designated Currency for the relevant Interest Period by leading banks in the [insert relevant location] interbank market [in the Euro-Zone] [if Margin insert: [plus] [minus] the Margin] or, if fewer than two of the Reference Banks provide the Calculation Agent with such offered rates, the offered rate for deposits in the Designated Currency for the relevant Interest Period, or the arithmetic mean (rounded as provided above) of the offered rates for deposits in the Designated Currency for the relevant Interest Period, at which, on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Calculation Agent and the Issuer suitable for such purpose) inform(s) the Calculation Agent it is or they are quoting to leading banks in the [insert relevant location] interbank market [in the Euro-Zone] (or, as the case may be, the quotations of such bank or banks to the Calculation Agent) [if Margin insert: [plus] [minus] the Margin]. If the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be the offered quotation or the arithmetic mean of the offered quotations on the Screen Page, as described above, on the last day preceding the Interest Determination Date on which such quotations were offered [if Margin insert: [plus] [minus] the Margin (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period in place of the Margin relating to that last preceding Interest Period)].

As used herein, "Reference Banks" means [those offices of four of such banks whose offered rates were used to determine such quotation when such quotation last appeared on the Screen Page] [insert any other Reference Banks here].

[In the case of the interbank market in the Euro-Zone insert: "Euro-Zone" means the region comprised of those member states of the European Union that have adopted, or will have adopted from time to time, the single currency in accordance with the Treaty establishing the European Community (signed in Rome on March 25, 1957), as amended by the Treaty on European Union (signed in Maastricht on February 7, 1992) and the Amsterdam Treaty of October 2, 1997, as further amended from time to time.]

[If Reference Rate is other than LIBOR or EURIBOR, insert relevant details in lieu of the provisions of this subparagraph (2)]

[If ISDA Determination applies insert the relevant provisions and attach the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. "ISDA"]

[If other method of determination applies insert relevant details in lieu of the provisions of this subparagraph (2)]

[If Minimum and/or Maximum Rate of Interest applies insert:

(3) [Minimum] [and] [Maximum] Rate of Interest.

[If Minimum Rate of Interest applies insert: If the Rate of Interest in respect of any Interest Period determined in accordance with the above provisions is less than [insert Minimum Rate of Interest], the Rate of Interest for such Interest Period shall be [insert Minimum Rate of Interest].]

[If Maximum Rate of Interest applies insert: If the Rate of Interest in respect of any Interest Period determined in accordance with the above provisions is greater than [insert Maximum Rate of Interest], the Rate of Interest for such Interest Period shall be [insert Maximum Rate of Interest].]]

[(4)] Interest Amount. The Calculation Agent will, at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest and calculate the amount of interest (the "Interest Amount") payable on the Notes for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest and the Day Count Fraction (as defined below) and rounding the resultant figure to the nearest [insert Designated Currency unit], with 0.5 of such unit being rounded upwards.

[(5)] Notification of Rate of Interest and Interest Amount. The Calculation Agent will cause the Rate of Interest, each Interest Amount for each Interest Period, each Interest Period and the relevant Interest Payment Date to be notified to the Issuer, the Principal Paying Agent and the Holders in accordance with ss. 11 as soon as possible after their determination, but in no event later than the fourth [TARGET] [insert relevant reference] Business Day (as defined in ss. 3[(1) [and] [(2))] thereafter and, if required by the rules of any stock exchange on which the Notes are from time to time listed, to such stock exchange, as soon as possible after their determination, but in no event later than the first day of the relevant Interest Period. Each Interest Amount and Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. Any such amendment will be promptly notified to any stock exchange on which the Notes are then listed and to the Holders in accordance with ss. 11.

[(6)] Determinations Binding. All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this ss. 3 by the Calculation Agent shall (in the absence of manifest error) be binding on the Issuer, the Registrar, the Paying Agents and the Holders.

[(7)] Accrual of Interest. If the Issuer shall fail to redeem the Notes when due, interest shall continue to accrue on the outstanding principal amount of the Notes beyond the due date until the expiry of the day preceding the actual redemption of the Notes. The applicable Rate of Interest will be the default rate of interest established by law.]

[In the case of Zero Coupon Notes Insert:

(1) No Periodic Payments of Interest. There will not be any periodic payments of interest on the Notes.

(2) Accrual of Interest. If the Issuer shall fail to redeem the Notes when due, interest shall accrue on the outstanding principal amount of the Notes as from, and including, the due date to, but excluding, the date of actual redemption at the default rate of interest established by law(3).]

[In the case of Dual Currency Notes, Index Linked Notes, Instalment Notes or Notes with another kind of interest determination, set forth applicable provisions regarding interest herein.]

[(o)] Day Count Fraction. "Day Count Fraction" means, in respect of the calculation of an amount of interest on any Note for any period of time (the "Calculation Period"):

[if Actual/Actual (ISMA Rule 251) insert:
(a) if the Calculation Period (from and including the first day of such period but excluding the last) is equal or shorter than the Determination Period (as defined below) during which the Calculation Period ends, the number of days in such Calculation Period (from and including the first day of such period but excluding the last) divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates (as defined in ss. 3(1)) that would occur in one calendar year; or

(b) if the Calculation Period is longer than the Determination Period during which the Calculation Period ends, the sum of: (A) the number of days in such Calculation Period falling in the Determination Period in which the Calculation Period begins divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates (as defined in ss. 3(1)) that would occur in one calendar year, and (B) the number of days in such Calculation Period falling in the next Determination Period divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates that would occur in one calendar year.

"Determination Period" means the period from (and including) a Determination Date to, but excluding, the next Determination Date.]

___________________________

3 The default rate of interest established by law is five percentage points above the basic rate of interest published by Deutsche Bundesbank for the periods as of January 1 and July 1, respectively, of each year, ss.ss. 288(1), 247(1) German Civil Code.

[insert other relevant Actual/Actual methodology pursuant to ISMA]

[if Actual/Actual (ISDA) insert: the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365).]

[if Actual/365 (Fixed) insert: the actual number of days in the Calculation Period divided by 365.]

[if Actual/360 insert: the actual number of days in the Calculation Period divided by 360.]

[if 30/360, 360/360 or Bond Basis insert: the number of days in the Calculation Period divided by 360, the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (A) the last day of the Calculation Period is the 31st day of a month, but the first day of the Calculation Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (B) the last day of the Calculation Period is the last day of the month of February in which case the month of February shall not be considered to be lengthened to a 30-day month).]

[if 30E/360 or Eurobond Basis insert: the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Calculation Period, unless, in the case of the final Calculation Period, the last day of that Calculation Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).]

                                     ss. 4
                                    PAYMENTS

(1) Payments.

(a) Payments of principal of [in the case of Notes other than Zero Coupon Notes insert: and interest on,] the Notes shall be made to the Euro Clearing System in the Designated Currency and to the registered holder of the DTC Global Note in U.S. dollars or the Designated Currency as set forth below. The amount of payments to the Euro Clearing System and to the registered holder of the DTC Global Note, respectively, shall correspond to the aggregate principal amount of Notes represented by the Euro Global Note and the DTC Global Note, as established by the Registrar (ss. 6) at the close of business on the relevant Record Date (subparagraph (2)). Payments of principal shall be made upon surrender of the Euro Global Note and the DTC Global Note, as the case may be, to the relevant Paying Agent (ss. 6).

(b) Any Holder holding Notes through DTC (a "DTC Holder") shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such DTC Holder elects to receive payments in the Designated Currency in accordance with the procedures set out below. To the extent that DTC Holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC Holders in respect of such payment (the "Designated Currency Conversion Amount") shall be converted by or on behalf of the U.S.-Paying Agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the DTC Global Note for payment through DTC's settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of or on behalf of the U.S.-Paying Agent, at or prior to 11:00 a.m. Frankfurt time, on the second Conversion Business Day preceding the relevant payment date, for the purchase by or on behalf of such Paying Agent of the Designated Currency Conversion Amount with U.S. dollars for settlement on such payment date. "Conversion Business Day" means a day which is a New York Business Day, [a [insert relevant location] Business Day] [and][,] [a Frankfurt Business Day] [and a TARGET Business Day] (subparagraph (3)). If such bid quotation is not available, the U.S.-Paying Agent shall obtain or cause to be obtained a bid quotation from a leading foreign exchange bank in New York City selected by or on behalf of the U.S.-Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Designated Currency Conversion Amount will be made in the Designated Currency to the account or accounts specified by DTC to the U.S.-Paying Agent. Until such account or accounts are so specified, the funds still held by the U.S.-Paying Agent shall bear interest at the rate of interest quoted by the U.S.-Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.

(c) Any DTC Holder may elect to receive payment of principal and interest with respect to the Notes in the Designated Currency by causing DTC, through the relevant DTC participant, to notify the U.S.-Paying Agent by the time specified below of (i) such DTC Holder's election to receive all or a portion of such payment in the Designated Currency and (ii) wire transfer instructions to the Designated Currency account. Such election in respect of any payment shall be made by the DTC Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC's notification of such election, wire transfer instructions and of the amount payable in the Designated Currency pursuant to this subparagraph (1)(c) must be received by the U.S.-Paying Agent prior to 5:00 p.m., New York time on the fifth New York Business Day (subparagraph (3)) following the relevant Record Date (subparagraph (2)) in the case of interest and prior to 5:00 p.m. New York time on the eighth New York Business Day prior to the payment date (subparagraph (4)) for the payment of principal. Any payments under this subparagraph (1)(c) in the Designated Currency shall be made by wire transfer of same day funds to the Designated Currency accounts designated by DTC.

(d) All payments made by the Issuer to the Euro Clearing System and to, or to the order of, the registered holder of the DTC Global Note, respectively, shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.

(2) Record Date. The record date (the "Record Date") for purposes of transfer restrictions (ss. 1(3)) and payments (subparagraph (1)) of principal and interest shall be, in respect of each such payment, the earlier of the following dates: (a) the date determined in accordance with the conventions observed by the Euro Clearing System from time to time for the entitlement of the Euro Clearing System accountholders to payments in respect of debt securities denominated in the Designated Currency and represented by permanent global certificates, and (b) the tenth New York Business Day preceding the relevant due date.

(3) Business Days. [If any due date for payment of principal [in the case of Notes other than Zero Coupon Notes insert: or interest] in the Designated Currency in respect of any Notes is [not a Frankfurt Business Day] [or] [,] [not a [insert other relevant location] Business Day] [or] [not a TARGET Business Day], such payment will not be made until the next day which is [a Frankfurt Business Day] [and] [,] [a [insert other relevant location] Business Day] [and a TARGET Business Day], and no further interest shall be paid in respect of the delay in such payment. If any date for payment of principal [in the case of Notes other than Zero Coupon Notes insert: or interest] in U.S. dollars to the registered holder of the DTC Global Note is [not a Frankfurt Business Day] [or] [,] not a New York Business Day [or] [,] [not a [insert other relevant location] Business Day] [or not a TARGET Business Day], such payment will not be made until the next day which is [a Frankfurt Business Day] [and] [,] a New York Business Day [and] [,] [a [insert other relevant location] Business Day] [and a TARGET Business Day], and no further interest shall be paid in respect of the delay in such payment. ["Frankfurt Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in Frankfurt.] "New York Business Day" means any day on which banking institutions in New York City are not obliged and not authorized to close. ["[Insert relevant location] Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].] ["TARGET Business Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) is operating.][insert other applicable Business Day convention]

(4) Payment Date and Due Date. For the purposes of these Terms and Conditions "payment date" means the day on which the payment is actually to be made, where applicable as adjusted in accordance with subparagraph (3), and "due date" means the payment date provided for herein, without taking account of any such adjustment.

(5) References to Principal. Reference in these Terms and Conditions to principal in respect of the Notes shall be deemed to include, as applicable: the Final Redemption Amount of the Notes; [if redeemable at the option of the Issuer insert: the Call Redemption Amount of the Notes;] [if redeemable at option of the Holder insert: the Put Redemption Amount of the Notes;] [in the case of Zero Coupon Notes insert: the Amortized Face Amount of the Notes;] [in the case of Instalment Notes insert: the Instalment Amount(s) of the Notes;] and any premium and any other amounts which may be payable under or in respect of the Notes.

(6) Deposit of Principal and Interest. The Issuer may deposit with the Amtsgericht in Frankfurt am Main principal or interest not claimed by Holders within twelve months after the Maturity Date, even though such Holders may not be in default of acceptance of payment. If and to the extent that the deposit is effected and the right of withdrawal is waived, the respective claims of such Holders against the Issuer shall cease.

                                     ss. 5
                                   REDEMPTION

[(1) Redemption at Maturity.]

[In the case of Notes other than Instalment Notes insert: Unless previously redeemed in whole or in part or purchased and cancelled, the Notes shall be redeemed at their Final Redemption Amount on [in the case of a specified Maturity Date insert such Maturity Date] [in the case of a Redemption Month insert: the Interest Payment Date falling in [insert Redemption Month]] (the "Maturity Date"). The Final Redemption Amount in respect of each Note shall be [if the Notes are redeemed at their principal amount insert: its principal amount] [otherwise insert Final Redemption Amount per Designated Denomination/index and/or formula by reference to which the Final Redemption Amount is to be calculated]].]

[In the case of Instalment Notes insert: Unless previously redeemed in whole or in part or purchased and cancelled, the Notes shall be redeemed at the Instalment Date(s) and in the Instalment Amount(s) set forth below:

        Instalment Date(s)                    Instalment Amount(s)
    [insert Instalment Date(s)]           [insert Instalment Amount(s)]
            [      ]                              [       ]
            [      ]                              [       ]]


[If the Notes are subject to Early Redemption at the Option of the Issuer insert: [(2)] Early Redemption at the Option of the Issuer.

(a) The Issuer may, upon notice given in accordance with clause (b), redeem all or some only of the Notes on the Call Redemption Date(s) at the Call Redemption Amount(s) set forth below together with accrued interest, if any, to (but excluding) the Call Redemption Date. [if Minimum Redemption Amount or Higher Redemption Amount applies insert: Any such redemption must be of a principal amount equal to [at least [insert Minimum Redemption Amount]] [Higher Redemption Amount].

        Call Redemption Date(s)               Call Redemption Amount(s)
      [insert Call Redemption Date(s)]    [insert Call Redemption Amount(s)]
            [      ]                              [       ]
            [      ]                              [       ]]

[If Notes are subject to Early Redemption at the Option of the Holder insert:
The Issuer may not exercise such option in respect of any Note which is the subject of the prior exercise by the Holder thereof of its option to require the redemption of such Note under subparagraph (3) of this ss. 5.]

(b) Notice of redemption shall be given by the Issuer to the Holders of the Notes in accordance with ss. 11. Such notice shall specify:

(i)   the Series of Notes subject to redemption;

(ii) whether such Series is to be redeemed in whole or in part only and, if in part only, the aggregate principal amount of the Notes which are to be redeemed;

(iii) the Call Redemption Date, which shall be not less than [insert Minimum Notice to Holders] nor more than [insert Maximum Notice to Holders] days after the date on which notice is given by the Issuer to the Holders; and

(iv)  the Call Redemption Amount at which such Notes are to be redeemed.

(c) In the case of a partial redemption of Notes, Notes to be redeemed shall be selected in accordance with the rules of the Euro Clearing System and DTC.]


[If the Notes are subject to Early Redemption at the Option of a Holder insert:
[(3)] Early Redemption at the Option of a Holder.

(a) The Issuer shall, at the option of the Holder of any Note, redeem such Note on the Put Redemption Date(s) at the Put Redemption Amount(s) set forth below together with accrued interest, if any, to (but excluding) the Put Redemption Date.

        Put Redemption Date(s)               Put Redemption Amount(s)
      [insert Put Redemption Date(s)]    [insert Put Redemption Amount(s)]
            [      ]                              [       ]
            [      ]                              [       ]]

The Holder may not exercise such option in respect of any Note which is the subject of the prior exercise by the Issuer of any of its options to redeem such Note under this ss. 5.

(b) In order to exercise such option, the Holder must, not less than [insert Minimum Notice to Issuer] nor more than [insert Maximum Notice to Issuer] days before the Put Redemption Date on which such redemption is required to be made as specified in the Put Notice (as defined below), submit during normal business hours at the specified office of the Principal Paying Agent a duly completed early redemption notice ("Put Notice"). No option so exercised may be revoked or withdrawn.]


[In the case of Notes other than Zero Coupon Notes insert: [(4)] Early Redemption Amount.

For purposes of subparagraph (2) and (3) of this ss. 5, the Early Redemption Amount of a Note shall be its Final Redemption Amount.]

[In the case of Zero Coupon Notes insert: [(4)]  Early Redemption Amount.

For purposes of subparagraph (2) of this ss. 5, the Early Redemption Amount of a Note shall be calculated as follows:

(a) The Early Redemption Amount of a Note shall be an amount equal to the sum of:

(i)  [insert Reference Price] (the "Reference Price"), and

(ii) the product of [insert Amortization Yield in per cent.] (the "Amortization Yield") and the Reference Price from (and including) [insert Issue Date] to (but excluding) the date fixed for redemption or (as the case may be) the date upon which the Notes become due and payable, whereby the Amortization Yield shall be compounded annually.

Where such calculation is to be made for a period which is not a whole number of years, the calculation in respect of the period of less than a full year (the "Calculation Period") shall be made on the basis of the Day Count Fraction (as defined in ss. 3).

(b) If the Issuer fails to pay the Early Redemption Amount when due, such amount shall be calculated as provided herein, except that references in subparagraph
(a)(ii) above to the date fixed for redemption or the date on which such Note becomes due and repayable shall refer to the date on which payment is made].

[Instead of the above, a Redemption Schedule specifying the Early Redemption Amounts may be inserted]

[In the case of Dual Currency Notes, Index Linked Notes or Instalment Notes, set forth applicable provisions regarding principal herein.]

                                     ss. 6
                                   THE AGENTS

(1) Appointment; Specified Offices. The initial Registrar, the initial Principal Paying Agent [,] [and] the initial U.S.-Paying Agent (together with the Principal Paying Agent, the "Paying Agents") [and the initial Calculation Agent] and their respective initial specified offices are:


       Registrar:                        Deutsche Bank Aktiengesellschaft
                                         Trust & Securities Services
                                         Grosse Gallusstrasse 10-14
                                         60272 Frankfurt am Main
                                         Germany

       Principal Paying Agent:           Deutsche Bank Aktiengesellschaft
                                         Trust & Securities Services
                                         Grosse Gallusstrasse 10-14
                                         60272 Frankfurt am Main
                                         Germany

       U.S.-Paying Agent:                Deutsche Bank Trust Company Americas
                                         Trust & Securities Services
                                         Global Debt Service
                                         60 Wall Street
                                         27th Floor - MS NY C60-2710
                                         New York, NY 10005, USA

                                         [Insert any other paying agents and
                                         specified offices]


[If the Principal Paying Agent is to be appointed as Calculation Agent insert:
The Principal Paying Agent shall also act as Calculation Agent.]

[If a Calculation Agent other than the Principal Paying Agent is to be appointed insert: The Calculation Agent and its initial specified office shall be:

              Calculation Agent:                o
                                                o
                                                o
                                                o
                                                o]

The Registrar [,] [and] the Paying Agents [and] [the Calculation Agent] reserve the right at any time to change, with the approval of the Issuer, their respective specified offices to some other specified office in the same city upon giving notice thereof in accordance with ss. 11.

(2) Variation or Termination of Appointment. The Issuer reserves the right at any time to vary or terminate the appointment of the Registrar [,] [or] any Paying Agent [or] [the Calculation Agent] and to appoint another Registrar or additional or other Paying Agent[s]

[or] [another Calculation Agent]. The Issuer shall at all times maintain (i) a Registrar, (ii) a Paying Agent with a specified office in a continental European city[,] [and] (iii) a U.S.--Paying Agent with a specified office in New York City [in the case of Notes listed on a stock exchange[s] insert: [,] [and] (iv) so long as the Notes are listed on the [name of Stock Exchange[s]], a Paying Agent with a specified office in [location of Stock Exchange] and/or in such other place as may be required by the rules of such stock exchange] [if any Calculation Agent] is to be appointed insert: [and [(v)] a Calculation Agent. The Issuer undertakes that, when European Union Council Directive 2003/48/EC of June 3, 2003 on the taxation of savings income in the form of interest payments or any European Union Directive otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 is brought into force, it will ensure that it maintains a paying agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to the such Directive, to the extent this is possible and legally permitted in any member state of the European Union. Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days' prior notice thereof shall have been given to the Holders in accordance with ss. 11.

(3) Agents of the Issuer. The Registrar[,] [and] the Paying Agents [and] [the Calculation Agent] act solely as agents of the Issuer and do not have any obligations towards or relationship of agency or trust to any Holder.

                                     ss. 7
                                    TAXATION

All payments by the Issuer in respect of the Notes shall be made with withholding or deduction of taxes or other duties, if such withholding or deduction is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.


                                      ss. 8
                               PRESENTATION PERIOD

The presentation period provided in ss. 801 paragraph 1, sentence 1 BGB (German Civil Code) is reduced to ten years for the Notes.

                                     ss. 9
                                  SUBSTITUTION

(1) Substitution. The Issuer may at any time without the consent of the Holders substitute in its stead any other company as principal debtor (the "Substituted Issuer") in respect of all obligations arising from the Notes, if:

(a) the Substituted Issuer assumes any and all obligations, and succeeds to any and all rights, of the Issuer arising from or in connection with the Notes;

(b) the Issuer and the Substituted Issuer have obtained all necessary authorizations and may transfer to the Principal Paying Agent in the currency required under the Notes and without being obliged to deduct or withhold any amount of taxes or other duties of whatever nature levied by the country or countries in which the Substituted Issuer has its domicile or tax residence which exceeds at the time of the effectiveness of such substitution the amount of taxes or duties, if any, levied by withholding or deduction by the country or countries in which the Issuer has its domicile or tax residence, all amounts required for the performance of the payment obligations arising from or in connection with the Notes;

[In the case of unsubordinated Notes insert:
(c) the Issuer irrevocably and unconditionally guarantees in favor of each Holder the payment of all sums payable by the Substituted Issuer in respect of the Notes on terms equivalent to the terms of the form of the guarantee in respect of unsubordinated Notes of the Issuer set out in the Agency Agreement dated March 22, 2005 among the Issuer, the Registrar and the Paying Agents, pursuant to which the Notes are issued;]

[In the case of subordinated Notes insert:
(c) the obligations assumed by the Substituted Issuer in respect of the Notes are subordinated on terms identical to the terms of the Notes and (i) the Substituted Issuer is a subsidiary (Tochterunternehmen) of the Issuer within the meaning of ss.ss. 1(7) and 10(5a) sentence 11 Kreditwesengesetz (German Banking
Act), (ii) the Substituted Issuer deposits an amount which is equal to the aggregate principal amount of the Notes with the Issuer on terms equivalent, including in respect of subordination, to the terms and conditions of the Notes, and (iii) the Issuer irrevocably and unconditionally guarantees in favor of each Holder the payment of all sums payable by the Substituted Issuer in respect of the Notes on terms equivalent to the terms of the form of guarantee in respect of subordinated Notes of the Issuer set out in the Agency Agreement dated March 22, 2005 among the Issuer, the Registrar and the Paying Agents, pursuant to which the Notes are issued;]

(d) the Holders will not lose as a result of such substitution the benefit of the guarantee obligation pursuant to Article 5 Section 2 of the Act Concerning Landeskreditbank Baden-Wurttemberg - Forderbank (the "Act"), the maintenance obligation of the State of Baden-Wurttemberg pursuant to Article 5 Section 1 of the Act and the explicit guarantee of the State of Baden-Wurttemberg pursuant to
Article 5 Section 3 of the Act, in each case with such contents as are prevailing at the time of the effectiveness of such substitution, or of an obligation of the State of Baden-Wurttemberg or the Federal Republic of Germany which is equivalent thereto and which may have replaced such guarantee obligation, maintenance obligation or guarantee; and

(e) there shall have been delivered to the Principal Paying Agent an opinion of lawyers of recognized standing to the effect that subparagraphs (a) - (d) above have been satisfied.

(2) References. In the event of any substitution, any reference in these Terms and Conditions to the Issuer shall from then on be a reference to the Substituted Issuer.

(3) Notice. Any substitution of the Issuer shall be published in accordance with ss. 11. Upon such publication, the substitution shall become effective, and the Issuer (and in the event of a repeated application of this ss. 9 any previous Substituted Issuer) shall be discharged from any and all obligations under the Notes, on the date on which such substitution is published.

                                     ss. 10
                   FURTHER ISSUES, PURCHASES AND CANCELLATION

(1) Further Issues. The Issuer may from time to time, without the consent of the Holders, issue further Notes having the same terms and conditions as the Notes in all respects (or in all respects except for the issue date, interest commencement date and/or issue price) so as to form a single Series with and increase the aggregate principal amount of, the Notes.

(2) Purchases. The Issuer may at any time purchase Notes in the open market or otherwise and at any price. Notes purchased by the Issuer may, at the option of the Issuer, be held, resold or surrendered to the Principal Paying Agent for cancellation. If purchases are made by tender, tenders for such Notes must be made available to all Holders of such Notes alike.

(3) Cancellation. All Notes redeemed in full or surrendered for cancellation pursuant to subparagraph (2) above shall be cancelled forthwith and may not be reissued or resold.

                                     ss. 11
                                     NOTICES

(1) All notices regarding the Notes shall be published in the following journals: (a) at least one leading daily newspaper of general circulation in the Federal Republic of Germany[,] [and] [Luxembourg] [and [specify other location]] (expected to be the Borsen-Zeitung [,] [and] [the Luxemburger Wort] [the Tageblatt] [and [insert other applicable newspaper having general circulation]]) and (b) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be the Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.

(2) Notification to Clearing System. The Issuer may, in lieu of publication in the newspapers set forth in subparagraph (1) above, deliver the relevant notice to the Euro Clearing System and to DTC, for communication by the Euro Clearing System and by DTC to the Holders holding the Notes through the respective clearing system, provided that, so long as any Notes are listed on any stock exchange, the rules of such stock exchange permit such form of notice. Any such notice shall be deemed to have been given to the Holders on the fourth day after the day on which the said notice was given to the Clearing System.

(3) In case a notice is published according to subparagraph (1) and also delivered according to subparagraph (2), such notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.


                                     ss. 12
                                 GOVERNING LAW,
                      PLACE OF JURISDICTION AND ENFORCEMENT

(1) Governing Law. The Notes, both as to form and content, and all rights and obligations of the Issuer, the Holders and the Agents shall be governed by German law. Transfers and pledges of Notes executed between DTC participants and between DTC and DTC participants shall be governed by the laws of the State of New York.

(2) Submission to Jurisdiction. The courts in Frankfurt am Main, Germany shall have jurisdiction for any action or other legal proceedings ("Proceedings") arising out of or in connection with the Notes. The jurisdiction of such courts shall be exclusive according to Section 38 of the German Code of Civil Procedure (Zivilprozessordnung) for Proceedings solely involving merchants (Kaufleute), legal persons under public law (juristische Personen des offentlichen Rechts), special funds under public law (offentlich-rechtliche Sondervermogen) or persons not subject to the general jurisdiction of the courts of Germany (Personen ohne allgemeinen Gerichtsstand), otherwise it shall be nonexclusive.

(3) Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder's securities account maintained with such Custodian and
(iii) confirming that the Custodian has given a written notice of the Euro Clearing System or DTC, as the case may be, and the Principal Paying Agent containing the information pursuant to (i) and (ii) and bearing acknowledgements of the Euro Clearing System or DTC and the Euro Clearing System accountholder or DTC participant and (b) a copy of the Euro Global Note or the DTC Global Note certified as being a true copy of a duly authorized officer of the Euro Clearing System or DTC, as the case may be, or the Principal Paying Agent. For purposes of the foregoing, "Custodian" means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes the Euro Clearing System, DTC and any other clearing system which maintains an account with the Euro Clearing System.

                                     ss. 13
                                    LANGUAGE

[If the Conditions shall be in the German language with an English language translation insert: These Terms and Conditions are written in the German language and provided with an English language translation. The German text shall be controlling and binding. The English language translation is provided for convenience only.]

[If the Conditions shall be in the English language with a German language translation insert: These Terms and Conditions are written in the English language and provided with a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.]

[If the Conditions shall be in the English language only insert: These Terms and Conditions are written in the English language only.]

[In the case of Notes that are publicly offered, in whole or in part, in Germany or distributed, in whole or in part, to non-professional investors in Germany with English language Conditions insert: Eine deutsche Ubersetzung der Emissionsbedingungen wird bei der Landeskreditbank Baden-Wurttemberg - Forderbank, Schlossplatz 10, 76131 Karlsruhe, Deutschland, zur kostenlosen Ausgabe bereitgehalten.]

                                                                     SCHEDULE 1A
                                                                     -----------
                                                                         PART II
                                                                         -------

                              German Version of the
               MASTER CONDITIONS OF THE DUAL NOTE STRUCTURE NOTES

                                GERMAN VERSION OF
                          TERMS AND CONDITIONS OF NOTES

                                     ss. 1
           GESAMTNENNBETRAG, STUCKELUNG, FORM, BESTIMMTE DEFINITIONEN

(1) Gesamtnennbetrag; Stuckelung. Diese Serie von Schuldverschreibungen (die Schuldverschreibungen") der Landeskreditbank Baden-Wurttemberg - Forderbank (die "Emittentin") wird in [designierte Wahrung einfugen] (die "Designierte Wahrung") in einem Gesamtnennbetrag von [Designierte Wahrung einfugen] (in Worten:
[Gesamtnennbetrag in Worten einfugen] in [Anzahl der Teilschuldverschreibungen einfugen] Stuckelungen von [festgelegte Stuckelungen einfugen][Designierte Wahrung einfugen] (die "festgelegten Stuckelungen") begeben.

(2) Verbriefung und Verwahrung. Die Schuldverschreibungen werden durch zwei oder mehr Dauerglobalurkunden ohne Zinsscheine verbrieft. Eine der beiden Dauerglobalurkunden (die "Euro-Globalurkunde") wird von [Clearstream Banking AG, Frankfurt am Main] [einem gemeinsamen Verwahrer fur Euroclear Bank S.A./N.V., als dem Betreiber des Euroclear-Systems und Clearstream Banking, societe anonyme, Luxembourg], (das "Euro-Clearing System") verwahrt, bis samtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfullt sind. Die Euro-Globalurkunde lautet auf den Inhaber. Sie verbrieft die Schuldverschreibungen, die fur Finanzinstitute verwahrt werden, die Kontoinhaber bei dem Euro-Clearing System sind, einschliesslich derjenigen Schuldverschreibungen, die uber [Clearstream Banking AG, Frankfurt am Main] [,] [oder] [Euroclear Bank S.A./N.V., als dem Betreiber des Euroclear-Systems] [,] [oder] [Clearstream Banking, societe anonyme, Luxembourg] verwahrt werden, welche uber eine Kontenverbindung mit dem Euro-Clearing System verfug[t][en], und weiter einschliesslich derjenigen Schuldverschreibungen, die uber ein anderes Clearing System verwahrt werden, das uber eine Kontenverbindung mit dem Euro-Clearing System verfugt. Die andere Dauerglobalurkunde (die "DTC-Globalurkunde") wird von der Deutsche Bank Trust Company Americas ("DBTCA") oder einem etwaigen Rechtsnachfolger fur The Depository Trust Company, New York ("DTC") verwahrt, bis samtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfullt sind. Die DTC-Globalurkunde ist als Namenspapier ausgegeben und auf den Namen von Cede & Co. als dem Beauftragten von DTC ausgestellt worden. Sie verbrieft die Schuldverschreibungen, die fur Finanzinstitute verwahrt werden, die DTC-Teilnehmer sind. Die Euro-Globalurkunde und die DTC-Globalurkunde tragen jeweils die eigenhandigen Unterschriften zweier ordnungsgemass bevollmachtigter Vertreter der Emittentin und sind jeweils von der Hauptzahlstelle (ss. 6) oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Die durch die Euro-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entsprechen zusammen dem jeweils ausstehenden Gesamtnennbetrag der Anleihe. Der Betrag, der jeweils auf die durch die Euro-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entfallt, ergibt sich aus dem Register (das "Register"), das die Registerstelle (ss. 6) zu diesem Zweck fuhrt. Effektive Urkunden uber einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben. Kopien der Euro-Globalurkunde und der DTC-Globalurkunde sind bei den Zahlstellen (ss.
6) kostenlos erhaltlich.

(3) Ubertragung. Ubertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus. Ubertragungen von Schuldverschreibungen zwischen Euro-Clearing System-Kontoinhabern einerseits und DTC-Teilnehmern andererseits sowie der Austausch von Schuldverschreibungen nach Absatz (4) sind wahrend des Zeitraums vom Stichtag im Sinne von ss. 4 (2) bis zu dem zugehorigen Zahlungstag (jeweils einschliesslich) ausgeschlossen.

(4) Austausch. Die durch die DTC-Globalurkunde verbrieften Schuldverschreibungen konnen gegen die durch die Euro-Globalurkunde verbrieften Schuldverschreibungen ausgetauscht werden und umgekehrt. Ein solcher Austausch ist im Register zu vermerken und erfolgt durch Erhohung oder Verminderung des Gesamtnennbetrags der durch die DTC-Globalurkunde verbrieften Schuldverschreibungen um den Gesamtnennbetrag der so ausgetauschten Schuldverschreibungen und eine gleich hohe Verminderung oder Erhohung des Gesamtnennbetrags der durch die Euro-Globalurkunde verbrieften Schuldverschreibungen.

(5) Glaubiger von Schuldverschreibungen. "Glaubiger" bedeutet jeder Inhaber eines Miteigentumsanteils oder anderen vergleichbaren Eigentumsanspruchs oder Rechts an den Schuldverschreibungen.

                                     ss. 2
                                     STATUS

[Im Falle von nicht nachrangigen Schuldverschreibungen einfugen: Die Schuldverschreibungen begrunden nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin, die mit allen anderen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin gleichrangig sind, es sei denn, etwas anderes ist durch zwingende gesetzliche Regelungen vorgeschrieben.]

[Im Falle von nachrangigen Schuldverschreibungen einfugen: Die Schuldverschreibungen begrunden nicht besicherte, nachrangige Verbindlichkeiten der Emittentin, die mit allen anderen nachrangigen Verbindlichkeiten der Emittentin gleichrangig sind, es sei denn, etwas anderes ist durch zwingende gesetzliche Regelungen vorgeschrieben. Im Fall der Liquidation oder des Insolvenzverfahrens uber das Vermogen der Emittentin(1) gehen die Verbindlichkeiten aus den Schuldverschreibungen den Anspruchen aller Glaubiger der Emittentin aus nicht nachrangigen Verbindlichkeiten im Range nach, so dass Zahlungen auf die Schuldverschreibungen so lange nicht erfolgen, wie die Anspruche aller Glaubiger der Emittentin aus nicht nachrangigen Verbindlichkeiten nicht vollstandig befriedigt sind. Kein Glaubiger ist berechtigt, mit Anspruchen aus den Schuldverschreibungen gegen Anspruche der Emittentin aufzurechnen. Den Glaubigern wird fur ihre Rechte aus den Schuldverschreibungen weder durch die Emittentin noch durch Dritte irgendeine Sicherheit gestellt; eine solche Sicherheit wird auch zu keinem spateren Zeitpunkt gestellt werden. Nachtraglich konnen der Nachrang gemass diesem ss. 2 nicht beschrankt sowie die Laufzeit der Schuldverschreibungen und jede anwendbare Kundigungsfrist nicht verkurzt werden. Werden die Schuldverschreibungen vor dem Falligkeitstag unter anderen als den in diesem ss. 2 beschriebenen Umstanden zuruckgezahlt oder von der Emittentin (ausser in den Fallen des ss. 10 Absatz 5a Satz 6 Kreditwesengesetz) zuruckerworben, so ist der zuruckgezahlte oder gezahlte Betrag der Emittentin ohne Rucksicht auf entgegenstehende Vereinbarungen zuruckzugewahren, sofern nicht der gezahlte Betrag durch die Einzahlung anderen, zumindest gleichwertigen haftenden Eigenkapitals im Sinne des Kreditwesengesetzes ersetzt worden ist oder die Bundesanstalt fur Finanzdienstleistungsaufsicht der vorzeitigen Ruckzahlung oder dem Ruckkauf zugestimmt hat.]

______________________________

1 Gemass ss. 12 Insolvenzordnung und ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz kann ein Insolvenzverfahren uber das Vermogen der L-Bank nicht eroffnet werden.

                                     ss. 3
                                     ZINSEN

[Im Falle von festverzinslichen Schuldverschreibungen einfugen:

(1) Zinssatz und Zinszahlungstage. Die Schuldverschreibungen werden in Hohe ihres Nennbetrages verzinst, und zwar vom [Verzinsungsbeginn einfugen] (einschliesslich) bis zum Falligkeitstag (wie in ss. 5 [Absatz (1)] definiert) (ausschliesslich) mit [Zinssatz einfugen] % per annum. Die Zinsen sind nachtraglich am [Festzinstermin(e) einfugen] eines jeden Jahres zahlbar (jeweils ein "Zinszahlungstag"). Die erste Zinszahlung erfolgt am [ersten Zinszahlungstag einfugen] [sofern der erste Zinszahlungstag nicht der erste Jahrestag des Verzinsungsbeginns ist, einfugen: und belauft sich auf [anfanglichen Bruchteilszinsbetrag pro kleinste festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [kleinste festgelegte Stuckelung einfugen] [und [weitere anfangliche Bruchteilszinsbetrage fur jede weitere festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [weitere festgelegte Stuckelungen einfugen]]. [Sofern der Falligkeitstag kein Festzinstermin ist, einfugen: Die Zinsen fur den Zeitraum vom [den letzten dem Falligkeitstag vorausgehenden Festzinstermin einfugen] (einschliesslich) bis zum Falligkeitstag (ausschliesslich) belaufen sich auf [abschliessenden Bruchteilszinsbetrag pro kleinste festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [kleinste festgelegte Stuckelung einfugen] und [weitere abschliessende Bruchteilszinsbetrage fur jede weitere festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [weitere festgelegte Stuckelungen einfugen].] [Falls als Zinstagequotient Actual/Actual (ISMA Regelung 251) anwendbar ist, einfugen: Die Anzahl der Zinszahlungstage im Kalenderjahr (jeweils ein "Feststellungstermin") betragt [Anzahl der regularen Zinszahlungstage im Kalenderjahr einfugen].]

(2) Auflaufende Zinsen. Der Zinslauf der Schuldverschreibungen endet mit Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Ruckzahlung fallig werden. Falls die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlost, erfolgt die Verzinsung des ausstehenden Nennbetrages der Schuldverschreibungen vom Tag der Falligkeit (einschliesslich) bis zum Tag der tatsachlichen Ruckzahlung der Schuldverschreibungen (ausschliesslich) in Hohe des gesetzlich festgelegten Satzes fur Verzugszinsen)4).

(3) Berechnung der Zinsen fur Teile von Zeitraumen. Sofern Zinsen fur einen Zeitraum von weniger als einem Jahr zu berechnen sind, erfolgt die Berechnung auf der Grundlage des Zinstagequotienten (wie nachstehend definiert).]

[Im Falle von variabel verzinslichen Schuldverschreibungen einfugen:

(1) Zinssatz und Zinszahlungstage.

(a) Die Schuldverschreibungen werden in Hohe ihres Nennbetrages ab dem [Verzinsungsbeginn einfugen] (der "Verzinsungsbeginn") (einschliesslich) bis zum ersten Zinszahlungstag (ausschliesslich) und danach von jedem Zinszahlungstag (einschliesslich) bis zum nachstfolgenden Zinszahlungstag (ausschliesslich) verzinst. Zinsen auf die Schuldverschreibungen sind an jedem Zinszahlungstag zahlbar.

________________________________

2 Der gesetzliche Verzugszinssatz betragt fur das Jahr funf Prozentpunkte uber dem von der Deutschen Bundesbank fur die Zeitraume ab dem 1. Januar bzw. ab dem 1. Juli eines jeden Jahres veroffentlichten Basiszinssatz, ss.ss. 288 Absatz 1, 247 Absatz 1 BGB.

(b) "Zinszahlungstag" bedeutet

[im Falle von festgelegten Zinszahlungstagen einfugen: jeder [festgelegte Zinszahlungstage einfugen].]

[im Falle von festgelegten Zinsperioden einfugen: (soweit diese
Emissionsbedingungen keine abweichenden Bestimmungen vorsehen) jeweils der Tag, der [Zahl einfugen] [Wochen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden Zinszahlungstag oder, im Fall des ersten
Zinszahlungstages, nach dem Verzinsungsbeginn liegt.]

(c) Fallt ein Zinszahlungstag (ausgenommen der Zinszahlungstag am Falligkeitstag des Kapitals) auf einen Tag, der kein Geschaftstag (wie nachstehend definiert) ist, so wird der Zinszahlungstag

[bei Anwendung der Modifizierter folgender Geschaftstag-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben, es sei denn, jener wurde dadurch in den nachsten Kalendermonat fallen; in diesem Fall wird der Zinszahlungstag auf den unmittelbar vorausgehenden Geschaftstag vorgezogen.]

[bei Anwendung der FRN-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben, es sei denn, jener wurde dadurch in den nachsten Kalendermonat fallen; in diesem Fall wird der Zahlungstag auf den unmittelbar vorausgehenden Geschaftstag vorgezogen. Im Falle einer Zinszahlung ist jeder nachfolgende Zinszahlungstag der Tag, der numerisch dem vorausgehenden Zinszahlungstag in demjenigen Kalendermonat entspricht, der [Zahl einfugen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden Zinszahlungstag oder, im Fall des ersten Zinszahlungstages, dem Begebungstag liegt, es sei denn, dass (a) kein derartiger numerisch korrespondierender Tag in dem Kalendermonat existiert, in den der Zinszahlungstag fallt, in welchem Fall der Zinszahlungstag der letzte Geschaftstag in diesem Kalendermonat ist; (b) der betreffende Zinszahlungstag auf einen Tag fallen wurde, der kein Geschaftstag ist, in welchem Fall der Zinszahlungstag der erste darauf folgende Geschaftstag ist, es sei denn, dieser Tag fiele in den nachsten Kalendermonat; in diesem Fall wird der Zinszahlungstag auf den ersten vorausgehenden Geschaftstag verschoben; oder (c) der vorausgehende anwendbare Zinszahlungstag auf den letzten Geschaftstag in einem Kalendermonat fallen wurde, dann sind alle folgenden anwendbaren Zinszahlungstage vor dem Falligkeitstag (wie in ss. 5 (1) definiert) der jeweils letzte Geschaftstag des Monats, der [Zahl einfugen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden anwendbaren Zinszahlungstag liegt.]

[bei Anwendung der Folgender Geschaftstag-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben.]

[bei Anwendung der Vorhergegangener Geschaftstag-Konvention einfugen: auf den unmittelbar vorausgehenden Geschaftstag vorgezogen.]

(d) "Geschaftstag" bedeutet (i) mit Bezug auf eine Zahlung, die an einem solchen Geschaftstag auf die Schuldverschreibungen in der Designierten Wahrung zu leisten ware, [ein Frankfurter Geschaftstag] [und][,] [ein [anderen Ort einfugen] Geschaftstag] [und] [ein TARGET Geschaftstag], und (ii) mit Bezug auf eine Zahlung, die an einem solchen Geschaftstag auf die Schuldverschreibungen in U.S. Dollar and den registrierten Glaubiger zu leisten ware, [ein Frankfurter Geschaftstag] [und] [,] ein New Yorker Geschaftstag [und][,][[ein [anderen Ort einfugen] Geschaftstag] [und ein TARGET Geschaftstag]. [Ein

"Frankfurter Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist) an dem Geschaftsbanken in Frankfurt fur Geschafte (einschliesslich
Devisen- und Sortengeschafte) geoffnet sind]. Ein "New Yorker Geschaftstag" ist jeder Tag an dem Geschaftsbanken in New York nicht zur Schliessung des
Geschafts verpflichtet oder ermachtigt sind. ["[Ort einfugen] Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist) an dem Geschaftsbanken in [Ort einfugen] fur Geschafte (einschliesslich Devisen- und Sortengeschafte) geoffnet sind].] ["TARGET Geschaftstag" ist jeder Tag an dem das Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) in Betrieb ist.]

(2) Zinssatz. [Bei Bildschirmfeststellung einfugen: Der Zinssatz (der "Zinssatz") fur jede Zinsperiode (wie nachstehend definiert) ist, sofern nachstehend nichts Abweichendes bestimmt wird, der Angebotssatz (ausgedruckt als Prozentsatz per annum) fur Einlagen in der Designierten Wahrung fur die jeweilige Zinsperiode, der auf der Bildschirmseite am Zinsfestlegungstag (wie nachstehend definiert) gegen 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) angezeigt wird [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge (wie nachstehend definiert)], wobei alle Festlegungen durch die Berechnungsstelle erfolgen.

"Zinsperiode" bezeichnet jeweils den Zeitraum vom Verzinsungsbeginn (einschliesslich) bis zum ersten Zinszahlungstag (ausschliesslich) bzw.
von jedem Zinszahlungstag (einschliesslich) bis zum jeweils darauf folgenden Zinszahlungstag (ausschliesslich).

"Zinsfestlegungstag" bezeichnet den [zutreffende Zahl von Tagen einfugen] [TARGET] [zutreffende Bezugnahmen einfugen] Geschaftstag vor Beginn der jeweiligen Zinsperiode. [Im Falle von anderen als den in ss. 3 (1) (d) definierten Geschaftstagen einfugen]: ["zutreffenden Ort einfugen] Geschaftstag" bezeichnet jeden Tag (ausser einem Samstag oder Sonntag), an dem
Geschaftsbanken in [zutreffenden Ort einfugen] fur Geschafte
(einschliesslich Devisen- und Sortengeschafte) geoffnet sind.]

[Im Falle einer Marge einfugen: Die "Marge" betragt [o] % per annum.]

"Bildschirmseite" bedeutet [Bildschirmseite einfugen].

Sollte zu der genannten Zeit die massgebliche Bildschirmseite nicht zur Verfugung stehen oder wird kein Angebotssatz angezeigt, wird die Berechnungsstelle von den Referenzbanken (wie nachstehend definiert) deren jeweilige Angebotssatze (jeweils als Prozentsatz per annum ausgedruckt) fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode gegenuber fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] um ca. 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) am Zinsfestlegungstag anfordern. Falls zwei oder mehr Referenzbanken der Berechnungsstelle solche Angebotssatze nennen, ist der Zinssatz fur die betreffende Zinsperiode das arithmetische Mittel (falls erforderlich, auf- oder abgerundet auf das nachste [falls der Referenzsatz EURIBOR ist, einfugen:
Tausendstel Prozent, wobei 0,0005] [falls der Referenzsatz nicht EURIBOR ist, einfugen: Hunderttausendstel Prozent, wobei 0,000005] aufgerundet wird) dieser Angebotssatze [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge], wobei alle Festlegungen durch die Berechnungsstelle erfolgen.

Falls an einem Zinsfestlegungstag nur eine oder keine der Referenzbanken der Berechnungsstelle solche im vorstehenden Absatz beschriebenen Angebotssatze nennt, ist der Zinssatz fur die betreffende Zinsperiode der Satz per annum, den die Berechnungsstelle als das arithmetische Mittel (falls erforderlich, auf-oder abgerundet auf das nachste [falls der Referenzsatz EURIBOR ist, einfugen:
Tausendstel Prozent, wobei 0,0005] [falls der

Referenzsatz nicht EURIBOR ist, einfugen: Hunderttausendstel Prozent, wobei 0,000005] aufgerundet wird) der Angebotssatze ermittelt, die die Referenzbanken bzw. zwei oder mehrere von ihnen der Berechnungsstelle auf ihre Anfrage als den jeweiligen Satz nennen, zu dem ihnen um ca. 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) am betreffenden Zinsfestlegungstag Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode von fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] angeboten werden [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge]; falls weniger als zwei der Referenzbanken der Berechnungsstelle solche Angebotssatze nennen, soll der Zinssatz fur die betreffende Zinsperiode der Angebotssatz fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode oder das arithmetische Mittel (gerundet wie oben beschrieben) der Angebotssatze fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode sein, den bzw. die eine oder mehrere Banken (die nach Ansicht der Berechnungsstelle und der Emittentin fur diesen Zweck geeignet sind) der Berechnungsstelle als Satze bekannt geben, die sie an dem betreffenden Zinsfestlegungstag gegenuber fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] nennen (bzw. den diese Banken gegenuber der Berechnungsstelle nennen) [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge]. Fur den Fall, dass der Zinssatz nicht gemass den vorstehenden Bestimmungen dieses Absatzes ermittelt werden kann, ist der Zinssatz der Angebotssatz oder das arithmetische Mittel der Angebotssatze auf der Bildschirmseite, wie vorstehend beschrieben, an dem letzten Tag vor dem Zinsfestlegungstag, an dem diese Angebotssatze angezeigt wurden [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge (wobei jedoch, falls fur die betreffende Zinsperiode eine andere Marge als fur die unmittelbar vorausgehende Zinsperiode gilt, die Marge der betreffenden Zinsperiode an die Stelle der Marge fur die vorausgehende Zinsperiode tritt).]

"Referenzbanken" bezeichnet [diejenigen Niederlassungen von vier derjenigen Banken, deren Angebotssatze zur Ermittlung des massgeblichen Angebotssatzes zu dem Zeitpunkt benutzt wurden, als solch ein Angebot letztmals auf der massgeblichen Bildschirmseite angezeigt wurde] [andere Referenzbanken hier einfugen].

[Im Falle des Interbanken-Marktes in der Euro-Zone einfugen: "Euro-Zone" bezeichnet das Gebiet derjenigen Mitgliedstaaten der Europaischen Union, die gemass dem Vertrag uber die Grundung der Europaischen Gemeinschaft (unterzeichnet in Rom am 25. Marz 1957), geandert durch den Vertrag uber die Europaische Union (unterzeichnet in Maastricht am 7. Februar 1992) und den Amsterdamer Vertrag vom 2. Oktober 1997, in seiner jeweiligen Fassung, eine einheitliche Wahrung eingefuhrt haben oder jeweils eingefuhrt haben werden.]

[Wenn der Referenzsatz ein anderer als LIBOR oder EURIBOR ist, sind die entsprechenden Einzelheiten anstelle der Bestimmungen dieses Absatzes (2) einzufugen]

[Sofern ISDA-Feststellung gelten soll, sind die entsprechenden Bestimmungen einzufugen und die von der International Swaps and Derivatives Association, Inc. ("ISDA") veroffentlichten 2000 ISDA-Definitions diesen Emissionsbedingungen als Anlage beizufugen] [Sofern eine andere Methode der Feststellung/Indexierung anwendbar ist, sind die entsprechenden Einzelheiten anstelle der Bestimmungen dieses Absatzes (2) einzufugen]

[Falls ein Mindest- und/oder Hochstzinssatz gilt, einfugen:

(3) [Mindest-] [und] [Hochst-] Zinssatz.

[Falls ein Mindestzinssatz gilt einfugen: Wenn der gemass den obigen Bestimmungen fur eine Zinsperiode ermittelte Zinssatz niedriger ist als [Mindestzinssatz einfugen], so ist der Zinssatz fur diese Zinsperiode [Mindestzinssatz einfugen].]

[Falls ein Hochstzinssatz gilt: Wenn der gemass den obigen Bestimmungen fur eine Zinsperiode ermittelte Zinssatz hoher ist als [Hochstzinssatz einfugen], so ist der Zinssatz fur diese Zinsperiode [Hochstzinssatz einfugen].]]

[(4)] Zinsbetrag. Die Berechnungsstelle wird zu oder baldmoglichst nach jedem Zeitpunkt, an dem der Zinssatz zu bestimmen ist, den auf die Schuldverschreibungen zahlbaren Zinsbetrag in Bezug auf jede festgelegte Stuckelung (der "Zinsbetrag") fur die entsprechende Zinsperiode berechnen. Der Zinsbetrag wird ermittelt, indem der Zinssatz und der Zinstagequotient (wie nachstehend definiert) auf jede festgelegte Stuckelung angewendet werden, wobei der resultierende Betrag auf die kleinste Einheit in [Designierte Wahrungseinheit einfugen] auf- oder abgerundet wird, wobei 0,5 solcher Einheiten aufgerundet werden.

[(5)] Mitteilung von Zinssatz und Zinsbetrag. Die Berechnungsstelle wird veranlassen, dass der Zinssatz, der Zinsbetrag fur die jeweilige Zinsperiode, die jeweilige Zinsperiode und der betreffende Zinszahlungstag der Emittentin, der Hauptzahlstelle sowie den Glaubigern gemass ss. 11 baldmoglichst, aber keinesfalls spater als am vierten auf die jeweilige Berechnung folgenden [TARGET] [zutreffende Bezugnahme einfugen] Geschaftstag (wie in ss. 3 Absatz [(1)] [und] [(2)] definiert) sowie jeder Borse, an der die betreffenden Schuldverschreibungen zu diesem Zeitpunkt notiert sind und deren Regeln eine Mitteilung an die Borse verlangen, baldmoglichst nach der Bestimmung, aber keinesfalls spater als am ersten Tag der jeweiligen Zinsperiode mitgeteilt werden. Im Fall einer Verlangerung oder Verkurzung der Zinsperiode konnen der mitgeteilte Zinsbetrag und Zinszahlungstag ohne Vorankundigung nachtraglich abgeandert (oder andere geeignete Anpassungsregelungen getroffen) werden. Jede solche Anderung wird umgehend allen Borsen, an denen die Schuldverschreibungen zu diesem Zeitpunkt notiert sind, sowie den Glaubigern gemass ss. 11 mitgeteilt.

[(6)] Verbindlichkeit der Festsetzungen. Alle Bescheinigungen, Mitteilungen, Gutachten, Festsetzungen, Berechnungen, Quotierungen und Entscheidungen, die von der Berechnungsstelle fur die Zwecke dieses ss. 3 gemacht, abgegeben, getroffen oder eingeholt werden, sind (sofern nicht ein offensichtlicher Irrtum vorliegt) fur die Emittentin, die Registerstelle, die Zahlstellen und die Glaubiger bindend.

[(7)] Auflaufende Zinsen. Sollte die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlosen, endet die Verzinsung des ausstehenden Nennbetrags der Schuldverschreibungen nicht am Falligkeitstag, sondern erst mit Ablauf des Tages, der dem Tag der tatsachlichen Ruckzahlung der Schuldverschreibungen vorangeht. Der jeweils geltende Zinssatz ist der gesetzlich festgelegte Satz fur Verzugszinsen.]

[Im Falle von Nullkupon-Schuldverschreibungen einfugen: (1) Keine periodischen Zinszahlungen. Es erfolgen wahrend der Laufzeit keine periodischen Zinszahlungen auf die Schuldverschreibungen.

(2) Auflaufende Zinsen. Sollte die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlosen, fallen auf den ausstehenden Nennbetrag der Schuldverschreibungen ab dem

Falligkeitstag (einschliesslich) bis zum Tag der tatsachlichen Ruckzahlung (ausschliesslich) Zinsen in Hohe des gesetzlich festgelegten Satzes fur Verzugszinsen(3) an.]

[Im Falle von Doppelwahrungs-Schuldverschreibungen, indexierten
Schuldverschreibungen, Raten-Schuldverschreibungen oder Schuldverschreibungen mit anderen Zinsberechnungmethoden anwendbare Bestimmungen hinsichtlich Zinsen hier einfugen.]

[(o)] Zinstagequotient. "Zinstagequotient" bezeichnet im Hinblick auf die Berechnung eines Zinsbetrages auf eine Schuldverschreibung fur einen beliebigen Zeitraum (der "Zinsberechnungszeitraum"):

[im Falle von Actual/Actual (ISMA Regelung 251) einfugen: (a) wenn der Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode) kurzer ist als die Feststellungsperiode (wie nachstehend definiert), in die das Ende des Zinsberechnungszeitraumes fallt, oder ihr entspricht, die Anzahl der Tage in dem betreffenden Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode), geteilt durch das Produkt
(i) der Anzahl der Tage in der Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr; oder

(b) wenn der Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode) langer ist als die Feststellungsperiode, in die das Ende des Zinsberechnungszeitraumes fallt, die Summe (A) der Anzahl der Tage in dem Zinsberechnungszeitraum, die in die Feststellungsperiode fallen, in welcher der Zinsberechnungszeitraum beginnt, geteilt durch das Produkt (i) der Anzahl der Tage in dieser Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr und (B) der Anzahl der Tage in dem Zinsberechnungszeitraum, die in die nachste Feststellungsperiode fallen, geteilt durch das Produkt (i) der Anzahl der Tage in dieser Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr.

"Feststellungsperiode" ist die Periode ab einem Feststellungstermin (einschliesslich desselben) bis zum nachsten Feststellungstermin
(ausschliesslich desselben).]

[andere relevante Actual/Actual-Methode nach ISMA einfugen]

[Im Falle von Actual/Actual (ISDA) einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 365 (oder, falls ein Teil dieses Zinsberechnungszeitraumes in ein Schaltjahr fallt, die Summe aus (A) der tatsachlichen Anzahl der in das Schaltjahr fallenden Tage des Zinsberechnungszeitraumes, dividiert durch 366, und (B) die tatsachliche Anzahl der nicht in das Schaltjahr fallenden Tage des Zinsberechnungszeitraumes, dividiert durch 365).]

[im Falle von Actual/365 (Fixed) einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 365.]

[im Falle von Actual/360 einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 360.]



______________________________

3 Der gesetzliche Verzugszinssatz betragt fur das Jahr funf Prozentpunkte uber dem von der Deutschen Bundesbank fur die Zeitraume ab dem 1. Januar bzw. ab dem 1. Juli eines jeden Jahres veroffentlichten Basiszinssatz, ss.ss. 288 Absatz 1, 247 Absatz 1 BGB.

[im Falle von 30/360, 360/360 oder Bond Basis einfugen: die Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 360, wobei die Anzahl der Tage auf der Grundlage eines Jahres von 360 Tagen mit zwolf Monaten zu je 30 Tagen zu ermitteln ist (es sei denn, (A) der letzte Tag des Zinsberechnungszeitraums fallt auf den 31. Tag eines Monats, wahrend der erste Tag des Zinsberechnungszeitraumes weder auf den 30. noch auf den 31. Tag eines Monats fallt, in welchem Fall der diesen Tag enthaltende Monat nicht als ein auf 30 Tage gekurzter Monat zu behandeln ist, oder (B) der letzte Tag des Zinsberechnungszeitraumes fallt auf den letzten Tag des Monats Februar, in welchem Fall der Monat Februar nicht als ein auf 30 Tage verlangerter Monat zu behandeln ist).]

[im Falle von 30E/360 oder Eurobond Basis einfugen: die Anzahl der Tage im Zinsberechnungszeitraum, dividiert durch 360 (wobei die Anzahl der Tage auf der Grundlage eines Jahres von 360 Tagen mit 12 Monaten zu 30 Tagen zu ermitteln ist, und zwar ohne Berucksichtigung des Datums des ersten oder letzten Tages des Zinsberechnungszeitraumes, es sei denn, dass im Falle des letzten Zinsberechnungszeitraumes der letzte Tag dieses Zinsberechnungszeitraumes der letzte Tag des Monats Februar ist, in welchem Fall der Monat Februar nicht als ein auf 30 Tage verlangerter Monat zu behandeln ist.]

                                      ss. 4
                                    ZAHLUNGEN

(1) Zahlungen.

(a) Zahlungen von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon Schuldverschreibungen sind, einfugen: und Zinsen] auf die Schuldverschreibungen erfolgen an das Euro-Clearing System in der Designierten Wahrung und an den eingetragenen Inhaber der DTC-Globalurkunde in US-Dollar oder der Designierten Wahrung nach Massgabe der nachfolgenden Bestimmungen. Der Betrag der Zahlungen an die Euro-Clearing Systeme einerseits und den eingetragenen Inhaber der DTC-Globalurkunde andererseits bemisst sich nach der Hohe des Gesamtnennbetrages der Schuldverschreibungen, die durch die Euro-Globalurkunde und die DTC-Globalurkunde verbrieft werden, so wie er durch die Registerstelle (ss. 6) bei Geschaftsschluss am jeweiligen Stichtag (Absatz
(2)) festgestellt wird. Zahlungen von Kapital erfolgen gegen Einreichung der Euro-Globalurkunde und der DTC-Globalurkunde bei der jeweiligen Zahlstelle (ss.
6).

(b) Ein Anleiheglaubiger, der seine Schuldverschreibungen uber die DTC halt (ein "DTC-Anleiheglaubiger"), erhalt Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemass den nachfolgend beschriebenen Verfahren Zahlungen in der Designierten Wahrung wahlt. Soweit DTC-Anleiheglaubiger fur eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben, wird der fur alle diese DTC-Anleiheglaubiger bei dieser Zahlung bestimmte Gesamtbetrag (der "Designierte Wahrungs-Umtauschbetrag") von oder im Auftrag der US-Zahlstelle in US-Dollar umgetauscht und durch Uberweisung in gleichtagig verfugbaren Mitteln an den eingetragenen Inhaber der DTC-Globalurkunde zur Auszahlung uber das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der US-Zahlstelle oder in ihrem Auftrag vor oder um 11.00 Uhr Frankfurter Zeit am zweiten Umtauschgeschaftstag vor dem jeweiligen Zahlungstag fur den Kauf des Designierten Wahrungs-Umtauschbetrages durch diese Zahlstelle oder in ihrem Auftrag gegen US-Dollar zur Abrechnung an diesem Zahlungstag. "Umtauschgeschaftstag" ist ein Tag, der ein New Yorker Geschaftstag, [ein [relevanten Ort einfugen] Geschaftstag] [und][,] [ein Frankfurter Geschaftstag] [und ein TARGET Geschaftstag] (Absatz (3)) ist. Falls es einen derartigen Ankaufskurs nicht gibt, wird die US-Zahlstelle oder ihr Beauftragter von einer im Devisenhandel fuhrenden Bank in New York, die von ihr zu diesem Zweck ausgewahlt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel fuhrenden Bank erhaltlich ist, erfolgt die Zahlung des Designierten Wahrungs-Umtauschbetrages in der Designierten Wahrung auf das Konto oder die Konten, die der US-Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der US-Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von dieser Zahlstelle fur bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernunftigerweise in der Lage ist, diese Mittel wieder anzulegen.

(c) Ein DTC-Anleiheglaubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in der Designierten Wahrung wahlen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlasst, die US-Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt uber (i) die Wahl dieses DTC-Anleiheglaubigers, diese Zahlung ganz oder zum Teil in der Designierten Wahrung zu empfangen, und
(ii) den Auftrag zur Uberweisung auf ein Designierte Wahrungs-Konto zu benachrichtigen. Eine derartige Wahl hat fur die jeweilige Zahlung durch den DTC-Anleiheglaubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird und welche nach solchen Verfahrensregeln unwiderruflich ist. Die Benachrichtigung seitens der DTC uber diese Wahl, den Uberweisungsauftrag und den in der Designierten Wahrung gemass diesem Absatz (1)(c) zahlbaren Betrag muss bei der US-Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am funften New Yorker Geschaftstag (Absatz (3)) nach dem jeweiligen Stichtag (Absatz (2)) fur Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschaftstag vor dem Zahlungstag (Absatz (4)) fur die Zahlung von Kapital eingegangen sein. Zahlungen in der Designierten Wahrung gemass diesem Absatz (1)(c) erfolgen durch Uberweisung von gleichtagig verfugbaren Mitteln auf die von der DTC bezeichneten Designierten Wahrungs-Konten.

(d) Zahlungen der Emittentin an das Euro-Clearing System und an den eingetragenen Inhaber der DTC-Globalurkunde oder nach deren Weisung befreien die Emittentin in Hohe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2) Stichtag. Der Stichtag (der "Stichtag") fur die Zwecke von Ubertragungsbeschrankungen (ss. 1(3)) und fur Zahlungen (Absatz (1)) von Kapital und Zinsen ist der jeweils fruhere der beiden folgenden Termine: (a) der Tag, nach dem sich aufgrund der jeweils geltenden Regeln des Euro-Clearing Systems die Empfangsberechtigung der Euro-Clearing System Kontoinhaber fur Zahlungen auf bei dem Euro-Clearing System verwahrte Schuldverschreibungen bestimmt, die auf die Designierte Wahrung lauten und in Dauerglobalurkunden verbrieft sind, und
(b) der zehnte New Yorker Geschaftstag (Absatz (3)) vor dem jeweiligen Falligkeitstag.

(3) Geschaftstage. [Ist ein Falligkeitstag fur die Zahlung von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon-Schuldverschreibungen sind, einfugen: oder Zinsen] in der Designierten Wahrung bezuglich einer Schuldverschreibung [ kein Frankfurter Geschaftstag] [oder][,] [ kein [anderen Ort einfugen] Geschaftstag] [oder] [kein TARGET Geschaftstag], so wird die betreffende Zahlung erst am nachfolgenden [[Frankfurter] [und][,] [anderen Ort einfugen] [und] [TARGET] Geschaftstag] geleistet, ohne dass wegen dieser Zahlungsverzogerung zusatzliche Zinsen gezahlt werden. Ist ein Falligkeitstag fur die Zahlung von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon-Anleihen sind, einfugen: oder Zinsen] in US-Dollar an den registrierten Glaubiger der DTC Globalurkunde [ kein Frankfurter Geschaftstag] [oder][,] kein New Yorker Geschaftstag [oder][,] [ kein [anderen Ort einfugen] Geschaftstag][oder kein TARGET Geschaftstag], so wird die betreffende Zahlung erst am nachfolgenden [Frankfurter] [und][,] New Yorker [und][,] [anderen Ort einfugen] Geschaftstag][und TARGET Geschaftstag] geleistet, ohne dass wegen dieser Zahlungsverzogerung zusatzliche Zinsen gezahlt werden. [Ein "Frankfurter Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist), an dem Geschaftsbanken in Frankfurt fur Geschafte (einschliesslich Devisen- und Sortengeschafte) geoffnet sind]. Ein "New Yorker Geschaftstag" ist jeder Tag an dem Geschaftsbanken in New York nicht zur Schliessung des
Geschafts verpflichtet oder ermachtigt sind. ["[Ort hier einfugen] Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist) an dem Geschaftsbanken in [anderen Ort einfugen] fur Geschafte (einschliesslich Devisen- und Sortengeschafte) geoffnet sind].] ["TARGET Geschaftstag" ist jeder Tag an dem das Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) in Betrieb ist.]] [andere relevante "Geschaftstagskonvention" einfugen]

(4) Zahlungstag und Falligkeitstag. Im Sinne dieser Anleihebedingungen ist "Zahlungstag" der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemass Absatz (3), die Zahlung tatsachlich zu leisten ist, und
"Falligkeitstag" der vorgesehene Zahlungstermin ohne Berucksichtigung einer solchen Anpassung.

(5) Bezugnahmen auf Kapital. Bezugnahmen in diesen Emissionsbedingungen auf Kapital der Schuldverschreibungen schliessen, soweit anwendbar, die folgenden Betrage ein: den Ruckzahlungsbetrag der Schuldverschreibungen[,] [falls die Emittentin das Wahlrecht hat, die Schuldverschreibungen vorzeitig zuruckzuzahlen, einfugen: den Wahl-Ruckzahlungsbetrag (Call) der Schuldverschreibungen[,]] [falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen: den Wahl-Ruckzahlungsbetrag (Put) der Schuldverschreibungen[,]] [im Falle von Nullkupon-Schuldverschreibungen einfugen: den Amortisationsbetrag der Schuldverschreibungen[,]] [im Falle von Raten-Schuldverschreibungen einfugen: die auf die Schuldverschreibungen anwendbare(n) Rate(n)] sowie jeden Aufschlag sowie sonstige auf oder in Bezug auf die Schuldverschreibungen zahlbaren Betrage.

(6) Hinterlegung von Kapital und Zinsen. Die Emittentin ist berechtigt, beim Amtsgericht Frankfurt am Main Zins- oder Kapitalbetrage zu hinterlegen, die von den Glaubigern nicht innerhalb von zwolf Monaten nach dem Falligkeitstag beansprucht worden sind, auch wenn die Glaubiger sich nicht in Annahmeverzug befinden. Soweit eine solche Hinterlegung erfolgt und auf das Recht der Rucknahme verzichtet wird, erloschen die diesbezuglichen Anspruche der Glaubiger gegen die Emittentin.

                                      ss. 5
                                   RUCKZAHLUNG

[(1) Ruckzahlung bei Endfalligkeit.]

[Im Falle von Schuldverschreibungen, die keine Raten-Schuldverschreibungen sind, einfugen: Soweit nicht zuvor bereits ganz oder teilweise zuruckgezahlt oder angekauft und entwertet, werden die Schuldverschreibungen zu ihrem Ruckzahlungsbetrag am [im Falle eines festgelegten Falligkeitstages, Falligkeitstag einfugen] [im Falle eines Ruckzahlungsmonats einfugen: in den [Ruckzahlungsmonat einfugen] fallenden Zinszahlungstag] (der "Falligkeitstag") zuruckgezahlt. Der Ruckzahlungsbetrag in Bezug auf jede Schuldverschreibung entspricht [falls die Schuldverschreibungen zu ihrem Nennbetrag zuruckgezahlt werden einfugen: dem Nennbetrag der Schuldverschreibungen] [ansonsten den Ruckzahlungsbetrag sind, einfugen: fur die jeweilige festgelegte Stuckelung/Index und/oder Formel, wonach der Ruckzahlungsbetrag zu berechnen ist, einfugen].]

[Im Falle von Raten-Schuldverschreibungen einfugen: Soweit nicht zuvor bereits ganz oder teilweise zuruckgezahlt oder angekauft und entwertet, werden die Schuldverschreibungen an dem/den nachstehenden Ratenzahlungstermin(en) zu der/den folgenden Rate(n) zuruckgezahlt:

         Ratenzahlungstermin(e)                         Rate(n)
  [Ratenzahlungstermin(e) einfugen]                [Rate(n) einfugen]
      [________________________]                [________________________]
      [________________________]                [________________________]


[Falls die Emittentin das Wahlrecht hat, die Schuldverschreibungen vorzeitig zuruckzuzahlen, einfugen: [(2)] Vorzeitige Ruckzahlung nach Wahl der Emittentin.

(a) Die Emittentin kann, nachdem sie gemass Absatz (b) gekundigt hat, die Schuldverschreibungen insgesamt oder teilweise am/an den Wahl-Ruckzahlungstag(en) (Call) zum/zu den Wahl-Ruckzahlungsbetrag/betragen
(Call), wie nachstehend angegeben, nebst etwaigen bis zum Wahl-Ruckzahlungstag
(Call) (ausschliesslich) aufgelaufenen Zinsen zuruckzahlen. [Bei Geltung eines Mindestruckzahlungsbetrages oder eines erhohten Ruckzahlungsbetrages einfugen: Eine solche Ruckzahlung muss in Hohe eines Nennbetrages von [mindestens [Mindestruckzahlungsbetrag einfugen]] [erhohter Ruckzahlungsbetrag] erfolgen.]


      Wahl-Ruckzahlungstag(e) (Call)     Wahl-Ruckzahlungsbetrag/betrage (Call)
 [Wahl-Ruckzahlungstag(e) einfugen]         [Wahl-Ruckzahlungsbetrag/betrage
                                                      einfugen]
          [________]                                  [_______]
          [________]                                  [_______]]

[Falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen: Der Emittentin steht dieses Wahlrecht nicht in Bezug auf eine Schuldverschreibung zu, deren Ruckzahlung bereits der Glaubiger in Ausubung seines Wahlrechts nach Absatz (3) dieses ss. 5 verlangt hat.]

(b) Die Kundigung ist den Glaubigern der Schuldverschreibungen durch die Emittentin gemass ss. 11 bekannt zu geben. Sie beinhaltet die folgenden
Angaben:

     (i) die zuruckzuzahlende Serie von Schuldverschreibungen;

     (ii) eine Erklarung, ob diese Serie ganz oder teilweise zuruckgezahlt wird, und im letzteren Fall den Gesamtnennbetrag der zuruckzuzahlenden Schuldverschreibungen;

     (iii) den Wahl-Ruckzahlungstag (Call), der nicht weniger als
     [Mindestkundigungsfrist einfugen] und nicht mehr als [Hochstkundigungsfrist einfugen] Tage nach dem Tag der Kundigung durch die Emittentin gegenuber den Glaubigern liegen darf; und

     (iv) den Wahl-Ruckzahlungsbetrag (Call), zu dem die Schuldverschreibungen zuruck gezahlt werden.

(c) Wenn die Schuldverschreibungen nur teilweise zuruckgezahlt werden, werden die zuruckzuzahlenden Schuldverschreibungen in Ubereinstimmung mit den Regeln des Euro Clearing-Systems und DTC ausgewahlt.]

[Falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen: [(3)] Vorzeitige Ruckzahlung nach Wahl des Glaubigers.

(a) Die Emittentin hat eine Schuldverschreibung nach Ausubung des entsprechenden Wahlrechts durch den Glaubiger am/an den Wahl-Ruckzahlungstag(en) (Put) zum/zu den Wahl-Ruckzahlungsbetrag/betragen (Put), wie nachstehend angegeben, nebst etwaigen bis zum Wahl-Ruckzahlungstag (Put) (ausschliesslich) aufgelaufener Zinsen zuruckzuzahlen.


    Wahl-Ruckzahlungstag(e) (Put)       Wahl-Ruckzahlungsbetrag/betrage (Put)
  [Wahl-Ruckzahlungstag(e) einfugen] [Wahl-Ruckzahlungsbetrag/betrage einfugen]
           [_______]                              [_______]
           [_______]                              [_______]


Dem Glaubiger steht dieses Wahlrecht nicht in Bezug auf eine Schuldverschreibung zu, deren Ruckzahlung die Emittentin zuvor in Ausubung eines ihrer Wahlrechte nach diesem ss. 5 verlangt hat.

(b) Um dieses Wahlrecht auszuuben, hat der Glaubiger nicht weniger als [Mindestkundigungsfrist einfugen] Tage und nicht mehr als [Hochstkundigungsfrist einfugen] Tage vor dem Wahl-Ruckzahlungstag (Put), an dem die Ruckzahlung gemass der Ausubungserklarung (wie nachstehend definiert) erfolgen soll, bei der bezeichneten Geschaftsstelle der Hauptzahlstelle wahrend der normalen Geschaftszeiten eine ordnungsgemass ausgefullte Mitteilung zur vorzeitigen Ruckzahlung ("Ausubungserklarung") zu hinterlegen. Die Ausubung des Wahlrechts kann nicht widerrufen werden.]

[Im Falle von Schuldverschreibungen, die keine Nullkupon-Schuldverschreibungen sind, einfugen: [(4)] Vorzeitiger Ruckzahlungsbetrag.

Fur die Zwecke der Absatze (2) und (3) dieses ss. 5 entspricht der vorzeitige Ruckzahlungsbetrag einer Schuldverschreibung dem Ruckzahlungsbetrag.]

[Im Falle von Nullkupon-Schuldverschreibungen einfugen:[(4)] Vorzeitiger Ruckzahlungsbetrag.

Fur die Zwecke des Absatzes (2) dieses ss. 5 berechnet sich der vorzeitige Ruckzahlungsbetrag einer Schuldverschreibung wie folgt:

(a) Der vorzeitige Ruckzahlungsbetrag der Schuldverschreibung entspricht der Summe aus:

     (i) [Referenzpreis einfugen] (der "Referenzpreis"), und

     (ii) dem Produkt aus [Emissionsrendite in Prozent einfugen] (die "Emissionsrendite") und dem Referenzpreis ab dem [Tag der Begebung einfugen] (einschliesslich) bis zum vorgesehenen Ruckzahlungstag (ausschliesslich) oder (je nachdem) dem Tag, an dem die Schuldverschreibungen fallig und ruckzahlbar werden, wobei die Emissionsrendite jahrlich kapitalisiert wird.

     Wenn diese Berechnung fur einen Zeitraum, der nicht vollen Kalenderjahren entspricht, durchzufuhren ist, hat sie im Fall des nicht vollstandigen Jahres (der

     "Zinsberechnungszeitraum") auf der Grundlage des Zinstagequotienten (wie vorstehend in ss. 3 definiert) zu erfolgen.

(b) Falls die Emittentin den vorzeitigen Ruckzahlungsbetrag bei Falligkeit nicht zahlt, wird er wie vorstehend beschrieben berechnet, jedoch mit der
Massgabe, dass die Bezugnahmen in Unterabsatz (a)(ii) auf den fur die Ruckzahlung vorgesehenen Ruckzahlungstag oder den Tag, an dem diese Schuldverschreibungen fallig und ruckzahlbar werden, durch den Tag ersetzt werden, an dem die Ruckzahlung erfolgt.]

[Anstelle des Vorstehenden kann ein Ruckzahlungsplan, der die
Ruckzahlungsbetrage beinhaltet, hier eingefugt werden]

[Im Falle von Doppelwahrungs-Schuldverschreibungen, indexierten
Schuldverschreibungen oder Raten-Schuldverschreibungen anwendbare Bestimmungen hinsichtlich Kapital hier einfugen]

                                      ss. 6
                              VERRICHTUNGSGEHILFEN

(1) Bestellung; bezeichnete Geschaftsstelle. Die anfanglich bestellte Registerstelle, die anfanglich bestellte Hauptzahlstelle [,] [und] die anfanglich bestellte US-Zahlstelle (zusammen mit der Hauptzahlstelle, die "Zahlstellen") [und die anfanglich bestellte Berechnungsstelle] und ihre bezeichneten Geschaftsstellen lauten wie folgt:

Registerstelle:                    Deutsche Bank Aktiengesellschaft
                                   Trust & Securities Services
                                   Grosse Gallusstrasse 10-14
                                   60272 Frankfurt am Main
                                   Deutschland

Hauptzahlstelle:                   Deutsche Bank Aktiengesellschaft
                                   Trust & Securities Services
                                   Grosse Gallusstrasse 10-14
                                   60272 Frankfurt am Main
                                   Deutschland

US-Zahlstelle:                     Deutsche Bank Trust Company Americas
                                   Trust & Securities Services
                                   Global Debt Service
                                   60 Wall Street
                                   27th Floor - MS NY C60-2710
                                   New York, NY 10005, USA

                                   [Andere Zahlstellen,
                                   soweit anwendbar, einfugen]



[Falls die Hauptzahlstelle als Berechnungsstelle bestellt werden soll, einfugen:
Die Hauptzahlstelle handelt auch als Berechnungsstelle.]

[Falls eine Berechnungsstelle bestellt werden soll, die nicht die
Hauptzahlstelle ist, einfugen: Die Berechnungsstelle und ihre anfanglich bezeichnete Geschaftsstelle lauten:

Berechnungsstelle: [Namen und bezeichnete Geschaftsstelle einfugen]

Die Registerstelle [,] [und] die Zahlstellen [und die Berechnungsstelle] behalten sich das Recht vor, jederzeit mit Zustimmung der Emittentin ihre bezeichneten Geschaftsstellen durch eine andere bezeichnete Geschaftsstelle in derselben Stadt zu ersetzen und dies gemass ss. 11 bekannt zu machen.

(2) Anderung der Bestellung oder Abberufung. Die Emittentin behalt sich das Recht vor, jederzeit die Bestellung der Registerstelle [,] [oder] einer Zahlstelle [oder der Berechnungsstelle] zu andern oder zu beenden und eine andere Registerstelle oder [eine] zusatzliche oder andere Zahlstelle[n] [oder eine andere Berechnungsstelle] zu bestellen. Die Emittentin wird zu jedem Zeitpunkt (i) eine Registerstelle unterhalten, (ii) eine Zahlstelle mit einer Geschaftsstelle in einer kontinentaleuropaischen Stadt unterhalten[,] [und]
(iii) eine US-Zahlstelle mit einer Geschaftstelle in New York unterhalten [im Falle von Schuldverschreibungen, die an einer Borse notiert sind, einfugen:[,] [und] (iv) solange die Schuldverschreibungen an der [Name der Borse] notiert sind, eine Zahlstelle (die die Registerstelle sein kann) mit bezeichneter Geschaftsstelle in [Sitz der Borse] und/oder an solchen anderen Orten unterhalten, wie es die Regeln dieser Borse verlangen] [falls eine Berechnungsstelle bestellt werden soll, einfugen: und (v) eine Berechnungsstelle unterhalten]. Die Emittentin versichert, dass sie, wenn die EU-Richtlinie vom 3. Juni 2003 uber die Besteuerung von Zinsertragen oder irgend eine andere EU-Richtlinie, die die Ergebnisse des ECOFIN Gruppentreffen vom 26.-27 November 2000 umsetzt, wirksam wird, sicherstellen wird, dass sie eine Zahlstelle in einem EU-Mitgliedsstaat unterhalt, die nicht zum Einbehalt oder zum Abzug von Steuern aufgrund genannter Richtlinien verplichtet ist soweit dies in einem Mitgliedsstaat der Europaischen Union moeglich und rechtlich zulaessig ist. Jede Anderung, Abberufung, Bestellung oder ein sonstiger Wechsel wird nur wirksam (ausser im Insolvenzfall, in dem eine solche Anderung sofort wirksam wird), sofern die Glaubiger hieruber gemass ss. 11 vorab unter Einhaltung einer Frist von mindestens 30 und nicht mehr als 45 Tagen informiert wurden.

(3) Erfullungsgehilfen der Emittentin. Die Registerstelle[,] [und] die Zahlstellen [und die Berechnungsstelle] handeln ausschliesslich als Erfullungsgehilfen der Emittentin und ubernehmen keinerlei Verpflichtungen gegenuber den Glaubigern und es wird kein Auftrags- oder Treuhandverhaltnis zwischen ihnen und den Glaubigern begrundet.

                                      ss. 7
                                     STEUERN

Samtliche auf die Schuldverschreibungen zu zahlenden Betrage werden unter Einbehalt oder Abzug von Steuern oder sonstigen Abgaben geleistet, falls ein solcher Einbehalt oder Abzug gesetzlich vorgeschrieben ist. Im Falle eines solchen Einbehalts oder Abzugs ist die Emittentin nicht verpflichtet, irgendwelche zusatzlichen Betrage auf die Schuldverschreibungen zu leisten.

                                      ss. 8
                                 VORLEGUNGSFRIST

Die in ss. 801 Absatz 1 Satz 1 BGB bestimmte Vorlegungsfrist wird fur die Schuldverschreibungen auf zehn Jahre verkurzt.

                                      ss. 9
                                    ERSETZUNG

(1) Ersetzung. Die Emittentin ist jederzeit berechtigt, ohne Zustimmung der Glaubiger jedes andere Unternehmen an ihrer Stelle als Hauptschuldnerin (die "Nachfolgeschuldnerin") fur alle Verpflichtungen aus und im Zusammenhang mit diesen Schuldverschreibungen einzusetzen, vorausgesetzt, dass:

(a) die Nachfolgeschuldnerin alle Rechte und Verpflichtungen der Emittentin in Bezug auf die Schuldverschreibungen ubernimmt;

(b) die Emittentin und die Nachfolgeschuldnerin alle erforderlichen Genehmigungen erlangt haben und berechtigt sind, an die Hauptzahlstelle die zur Erfullung der Zahlungsverpflichtungen aus den Schuldverschreibungen zahlbaren Betrage in der hierin Designierten Wahrung zu zahlen, ohne verpflichtet zu sein, jeweils in dem Land oder in den Landern, in denen die Nachfolgeschuldnerin ihren Sitz oder Steuersitz hat, erhobene Steuern oder andere Abgaben jeder Art abzuziehen oder einzubehalten, die zum Zeitpunkt des Inkrafttretens der Ersetzung den Betrag an Steuern oder Abgaben ubersteigen, die in dem Land oder in den Landern, in denen die Emittentin ihren Sitz oder Steuersitz hat, einbehalten oder abgezogen werden;

[Im Falle von nicht nachrangigen Schuldverschreibungen einfugen: (c) die Emittentin unwiderruflich und unbedingt gegenuber den Glaubigern die Zahlung aller von der Nachfolgeschuldnerin auf die Schuldverschreibungen zahlbaren Betrage zu Bedingungen garantiert, die den Bedingungen der im Agency Agreement vom 22 Marz 2005 zwischen der Emittentin, der Registerstelle- und den Zahlstellen, auf deren Grundlage die Schuldverschreibungen begeben werden, enthaltenen Garantie hinsichtlich nicht nachrangiger Schuldverschreibungen der Emittentin entsprechen;]

[Im Falle von nachrangigen Schuldverschreibungen einfugen: (c) hinsichtlich der von der Nachfolgeschuldnerin bezuglich der Schuldverschreibungen ubernommenen Verpflichtungen der Nachrang zu mit den Bedingungen der Schuldverschreibungen ubereinstimmenden Bedingungen begrundet wird und (i) die Nachfolgeschuldnerin ein Tochterunternehmen der Emittentin im Sinne der ss.ss. 1 Absatz 7 und 10 Absatz 5a Satz 11 des Kreditwesengesetzes ist,
     (ii) die Nachfolgeschuldnerin eine Einlage in Hohe eines Betrages, der dem Gesamtnennbetrag der Schuldverschreibungen entspricht, bei der Emittentin vornimmt und zwar zu Bedingungen, die den Emissionsbedingungen (einschliesslich hinsichtlich der Nachrangigkeit) entsprechen, und
     (iii) die Emittentin unwiderruflich und unbedingt gegenuber den Glaubigern die Zahlung aller von der Nachfolgeschuldnerin auf die Schuldverschreibungen zahlbaren Betrage zu Bedingungen garantiert, die den Bedingungen der im Agency Agreement vom 22 Marz 2005 zwischen der Emittentin, der Registerstelle und den Zahlstellen, auf deren Grundlage die Schuldverschreibungen begeben werden, enthaltenen Garantie hinsichtlich nachrangiger Schuldverschreibungen der Emittentin entsprechen;]

(d) die Glaubiger als Folge der Ersetzung nicht den Schutz der Gewahrtragerhaftung nach Artikel 5 Absatz 2 des Gesetzes uber die Landeskreditbank Baden-Wurttemberg - Forderbank (das "Gesetz"), der Anstaltslast des Landes Baden-Wurttemberg gemass Artikel 5 Absatz 1 des Gesetzes und der ausdrucklichen Garantie des Landes Baden-Wurttemberg gemass Artikel 5 Absatz 3 des Gesetzes, in der zum Zeitpunkt des

     Wirksamwerdens der Ersetzung jeweils gultigen Fassung, oder einer gleichwertigen Verpflichtung des Landes Baden-Wurttemberg oder der Bundesrepublik Deutschland, die eine solche Gewahrtragerhaftung, Anstaltslast oder Garantie ersetzt, verlieren; und

(e) der Hauptzahlstelle jeweils ein Rechtsgutachten bezuglich der betroffenen Rechtsordnungen von anerkannten Rechtsanwalten vorgelegt wird, das bestatigt, dass die Bestimmungen in den vorstehenden Unterabsatzen (a)-(d) erfullt wurden.

(2) Anderung von Bezugnahmen. Im Fall einer Ersetzung gilt jede Bezugnahme in diesen Emissionsbedingungen auf die Emittentin ab dem Zeitpunkt der Ersetzung als Bezugnahme auf die Nachfolgeschuldnerin.

(3) Bekanntmachung. Jede Ersetzung der Emittentin ist gemass ss. 11 bekannt zu machen. Die Ersetzung tritt durch eine derartige Bekanntmachung in Kraft. Die Emittentin (und im Falle einer wiederholten Anwendung dieses ss. 9, jede vorherige Nachfolgeschuldnerin) ist mit dem Datum der Veroffentlichung der Ersetzung von allen Verpflichtungen aus den Schuldverschreibungen befreit.

                                     ss. 10
                    BEGEBUNG WEITERER SCHULDVERSCHREIBUNGEN,
                              ANKAUF UND ENTWERTUNG

(1) Begebung weiterer Schuldverschreibungen. Die Emittentin ist berechtigt, jederzeit ohne Zustimmung der Glaubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tags der Begebung, des Verzinsungsbeginns und/oder des Ausgabepreises) in der Weise zu begeben, dass sie mit diesen Schuldverschreibungen eine einheitliche Serie bilden und den Gesamtnennbetrag der Schuldverschreibungen erhohen.

(2) Ankauf. Die Emittentin ist berechtigt, jederzeit Schuldverschreibungen im Markt oder anderweitig zu jedem beliebigen Preis anzukaufen. Die von der Emittentin erworbenen Schuldverschreibungen konnen nach Wahl der Emittentin von ihr gehalten, weiterverkauft oder bei der Hauptzahlstelle zwecks Entwertung eingereicht werden. Sofern diese Kaufe durch offentliches Angebot erfolgen, muss dieses Angebot allen Glaubigern gemacht werden.

(3) Entwertung. Samtliche vollstandig zuruckgezahlten oder gemass Absatz (2) zwecks Entwertung eingereichten Schuldverschreibungen sind unverzuglich zu entwerten und konnen nicht wiederbegeben oder wiederverkauft werden.

                                     ss. 11
                                  MITTEILUNGEN

(1) Bekanntmachung. Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, werden in folgenden Zeitungen veroffentlicht: (a) in mindestens einer fuhrenden Tageszeitung mit allgemeiner Verbreitung in der Bundesrepublik Deutschland[,] [und] [Luxemburg] [und] [andere Staaten einfugen]] (voraussichtlich die Borsen-Zeitung [,] [und] [das Luxemburger Wort] [das Tageblatt] [und [andere Tageszeitungen mit allgemeiner Verbreitung hier einfugen]]) und (b) in einer in englischer Sprache erscheinenden und in New York allgemein verbreiteten fuhrenden Tageszeitung (voraussichtlich das Wall Street Journal). Samtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veroffentlichung folgt oder, sofern die Veroffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veroffentlichung folgt.

(2) Mitteilungen an das Clearing-System. Die Emittentin ist berechtigt, eine Zeitungsveroffentlichung nach vorstehendem Absatz (1) durch eine Mitteilung an das Euro-Clearing System und DTC zur Weiterleitung an die Glaubiger, die die Schuldverschreibungen durch das jeweilige Clearing System halten, zu ersetzen, vorausgesetzt, dass in Fallen, in denen die Schuldverschreibungen an einer Borse notiert sind, die Regeln dieser Borse diese Form der Mitteilung zulassen. Jede derartige Mitteilung gilt am vierten Tag nach dem Tag der Mitteilung an das Euro-Clearing System und DTC als den Glaubigern mitgeteilt.

(3) Sollte eine Mitteilung durch Zeitungsveroffentlichung nach vorstehendem Absatz (1) und auch durch Mitteilung gemaess vorstehendem Absatz (2) erfolgen, so wird jede derartige Mitteilung am dritten Tag, der auf die Veroffentlichung folgt wirksam oder, sofern die Veroffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veroffentlichung folgt.


                                     ss. 12
                               ANWENDBARES RECHT,
                  GERICHTSSTAND UND GERICHTLICHE GELTENDMACHUNG

(1) Anwendbares Recht. Form und Inhalt der Schuldverschreibungen sowie die Rechte und Pflichten der Emittentin, der Glaubiger und der Erfullungsgehilfen bestimmen sich in jeder Hinsicht nach deutschem Recht. Ubertragungen und Verpfandungen von bei DTC verwahrten Schuldverschreibungen, die zwischen DTC-Teilnehmern und zwischen der DTC und DTC-Teilnehmern durchgefuhrt werden, unterliegen dem Recht des Staates New York.

(2) Gerichtsstand. Zustandig fur samtliche Klagen oder sonstige Verfahren ("Rechtsstreitigkeiten") aus oder im Zusammenhang mit den Schuldverschreibungen sind die Gerichte in Frankfurt am Main, Deutschland. Fur Rechtsstreitigkeiten unter ausschliesslicher Beteiligung von Kaufleuten, juristischen Personen des offentlichen Rechts, offentlich-rechtlichen Sondervermogen und Personen ohne allgemeinen Gerichtsstand in Deutschland ist dieser Gerichtsstand ausschliesslich gemass ss. 38 ZPO; im Ubrigen ist der Gerichtsstand nicht ausschliesslich.

(3) Gerichtliche Geltendmachung. Jeder Anleiheglaubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleiheglaubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleiheglaubigers bezeichnet, (ii) einen Gesamtnennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleiheglaubigers gutgeschrieben sind, und (iii) bestatigt, dass die Depotbank dem Euro-Clearing System oder der DTC sowie der Hauptzahlstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemass (i) und (ii) enthalt, und Bestatigungsvermerke dem Euro-Clearing System oder der DTC sowie des Euro-Clearing System-Kontoinhabers oder DTC-Teilnehmers tragt, sowie (b) einer von einem Vertretungsberechtigen des Euro-Clearing Systems oder der DTC oder der Hauptzahlstelle beglaubigten Ablichtung der Euro-Globalurkunde oder der DTC-Globalurkunde. Im Sinne der vorstehenden Bestimmungen ist "Depotbank" eine Bank- oder sonstiges Finanzinstitut (einschliesslich des Euro-Clearing
Systems, DTC und jedes anderen Clearing Systems, das eine Kontenverbindung mit dem Euro-Clearing System unterhalt) von allgemein anerkanntem Ansehen, das eine Genehmigung fur das Wertpapier-Depotgeschaft hat und bei dem der Anleiheglaubiger Schuldverschreibungen im Depot verwahren lasst.

                                     ss. 13
                                     SPRACHE

[Falls die Emissionsbedingungen in deutscher Sprache mit einer Ubersetzung in die englische Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind in deutscher Sprache abgefasst. Eine Ubersetzung in die englische Sprache ist beigefugt. Der deutsche Text ist bindend und massgeblich. Die Ubersetzung in die englische Sprache ist unverbindlich.]

[Falls die Emissionsbedingungen in englischer Sprache mit einer Ubersetzung in die deutsche Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind in englischer Sprache abgefasst. Eine Ubersetzung in die deutsche Sprache ist beigefugt. Der englische Text ist bindend und massgeblich. Die Ubersetzung in die deutsche Sprache ist unverbindlich.]

[Falls die Emissionsbedingungen ausschliesslich in deutscher Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind ausschliesslich in deutscher Sprache abgefasst.]

                                                                     SCHEDULE 1B
                                                                     -----------
                                                                          PART I
                                                                          ------

                             English Version of the
              MASTER CONDITIONS OF THE SINGLE NOTE STRUCTURE NOTES

                             ENGLISH VERSION OF THE
                          TERMS AND CONDITIONS OF NOTES

                                     ss. 1
            PRINCIPAL AMOUNT, DENOMINATION, FORM, CERTAIN DEFINITIONS

(1) Principal; Denomination. This Series of Notes (the "Notes") of Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer") is issued in [insert Designated Currency] (the "Designated Currency") in the aggregate principal amount of [insert Designated Currency] [insert aggregate principal amount] (in words: [insert aggregate principal amount in words] [insert Designated Currency]]) and is divided into [insert number of Notes] Notes in the principal amount of [insert amount and Designated Currency] [insert Designated Denominations] (the "Designated Denominations") each.

(2) Global Note; Form. The Notes are represented by one or more permanent global notes without interest coupons (the "Global Notes"). The Global Notes are kept in custody by Deutsche Bank Trust Company Americas, or any successor, as custodian for The Depository Trust Company, New York ("DTC") until all obligations of the Issuer under the Notes have been satisfied. The Global Notes are in registered form in the name of Cede & Co., as nominee of DTC recorded in a register kept by DTC. Each Global Note is manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Principal Paying Agent (ss. 6). Copies of the Global Notes are available free of charge at the Principal Paying Agent.

(3) Transfer. Transfers of Notes shall require appropriate entries in securities accounts.

(4) Holder of Notes. "Holder" means any holder of a proportionate co-ownership or other beneficial interest or right in the Notes.

                                     ss. 2
                                     STATUS

[In the case of unsubordinated Notes insert: The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other unsecured and unsubordinated obligations of the Issuer except as otherwise determined by mandatory rules of law.]

[In the case of subordinated Notes insert: The Notes constitute unsecured and subordinated obligations of the Issuer and rank pari passu with all other subordinated obligations of the Issuer, except as otherwise determined by mandatory rules of law. In the event of insolvency proceedings over the assets(1) of the Issuer or the liquidation of the Issuer, such obligations will be subordinated to the claims of all unsubordinated creditors of the Issuer so that in any such event no amounts shall be payable under such obligations until the claims of all unsubordinated creditors of the Issuer shall have been satisfied in full. No Holder may set off his claims arising under the Notes against any claims of the Issuer. No security of whatever kind is, or shall at any time be, provided by the Issuer or any other person securing rights of the Holders under such Notes. No subsequent agreement may limit the subordination pursuant to the provisions set out in this ss. 2 or amend the Maturity Date (ss. 5(1)) in respect of the Notes to any earlier date or shorten any applicable notice period (Kundigungsfrist). If the Notes are redeemed before the Maturity Date otherwise than in the circumstances described in this ss. 2 or repurchased by the Issuer otherwise than in accordance with the provisions of ss. 10(5a) sentence 6 Kreditwesengesetz (German Banking Act), then the amounts redeemed or paid must be returned to the Issuer irrespective of any agreement to the contrary unless the amounts paid have been replaced by other liable capital (haftendes Eigenkapital) of at least equal status within the meaning of the German Banking Act, or the Federal Supervisory Authority for Financial Services (Bundesanstalt fur Finanzdienstleistungsaufsicht) has consented to such redemption or repurchase.]


                                   ss. 3
                                    INTEREST

[In the case of Fixed Rate Notes insert:

(1) Rate of Interest and Interest Payment Dates. The Notes shall bear interest on their principal amount at the rate of [insert Rate of Interest] per cent. per annum from (and including) [insert Interest Commencement Date] to (but excluding) the Maturity Date (as defined in ss. 5[(1)]). Interest shall be payable in arrears on [insert Fixed Interest Date or Dates] in each year (each such date, an "Interest Payment Date"). The first payment of interest shall be made on [insert First Interest Payment Date] [if First Interest Payment Date is not first anniversary of Interest Commencement Date insert: and will amount to [insert Initial Broken Amount per first Designated Denomination] per Note in a denomination of [insert first Designated Denomination] [and] [insert further Initial Broken Amount(s) per further Designated Denominations] per Note in a denomination of [insert further Designated Denominations].] [If Maturity Date is not a Fixed Interest Date insert: Interest in respect of the period from [insert Fixed Interest Date preceding the Maturity Date] (inclusive) to the Maturity Date (exclusive) will amount to [insert Final Broken Amount per first Designated Denomination] per Note in a denomination of [insert first Designated Denomination] and [insert further Final Broken Amount(s) per further Designated Denominations] per Note in a denomination of [insert further Designated Denominations].

[If Actual/Actual (ISMA Rule 251) is the applicable Day Count Fraction insert:
The number of Interest Payment Dates per calendar year (each a "Determination Date") is [insert number of regular interest payment dates per calendar year].

(2) Accrual of Interest. The Notes shall cease to bear interest from the expiry of the day preceding their due date for redemption. If the Issuer shall fail to redeem the Notes when due, interest shall continue to accrue on the outstanding principal amount of the Notes beyond the due date until the expiry of the day preceding the actual redemption of the Notes at the default rate of interest established by law(2).

(3) Calculation of Interest for Partial Periods. If interest is required to be calculated for a period of less than a full year, such interest shall be calculated on the basis of the Day Count Fraction (as defined below).]

[In the case of Floating Rate Notes insert:

(1) Rate of Interest and Interest Payment Dates.

___________________________

1 Pursuant to ss. 12 Insolvenzordnung (Insolvency Act) and ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz (Implementing Law of the State of Baden-Wurttemberg relating to the Federal Judicature Act), insolvency proceedings may not be instituted against L-Bank.


2 The default rate of interest established by law is five percentage points above the basic rate of interest published by Deutsche Bundesbank for the periods as of January 1 and July 1, respectively, of each year, ss.ss. 288(1), 247(1) German Civil Code.

(a) The Notes bear interest on their principal amount from [insert Interest Commencement Date] (inclusive) (the "Interest Commencement Date") to the first Interest Payment Date (exclusive) and thereafter from each Interest Payment Date (inclusive) to the next following Interest Payment Date (exclusive). Interest on the Notes shall be payable on each Interest Payment Date.

(b) "Interest Payment Date" means

[in the case of Specified Interest Payment Dates insert: each [insert Specified Interest Payment Dates].]

[in the case of Specified Interest Periods insert: each date which (except as otherwise provided in these Terms and Conditions) falls [insert number] [weeks] [months] [insert other specified periods] after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.]

(c) If any Interest Payment Date (other than the Interest Payment Date falling on the Maturity Date) would otherwise fall on a day which is not a Business Day (as defined below), it shall be:

[if Modified Following Business Day Convention insert: postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event the Interest Payment Date shall be the immediately preceding Business Day.]

[if FRN Convention insert: postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event the payment date shall be the immediately preceding Business Day, and in the event of interest, each subsequent Interest Payment Date shall be the day that numerically corresponds to the preceding Interest Payment Date in the calendar month that falls [insert number] [months] [insert other specified periods] after the preceding Interest Payment Date or, in the case of the first Interest Payment Date for the Notes, the Issue Date, except that (a) if there is not any such numerically corresponding day in the calendar month in which the relevant Interest Payment Date should occur, then the Interest Payment Date will be the last day that is a Business Day in that month, (b) if the relevant Interest Payment Date would otherwise fall on a day that is not a Business Day, then the Interest Payment Date will be the first following day that is a Business Day unless that day falls in the next calendar month, in which case the Interest Payment Date will be the first preceding day that is a Business Day, and (c) if the preceding applicable Interest Payment Date occurred on the last day in a calendar month that was a Business Day, then all subsequent applicable Interest Payment Dates prior to the Maturity Date (as defined in ss. 5[(1)]) will be the last day that is a Business Day in the month that falls [insert number] [months] [insert other specified periods] after the preceding applicable Interest Payment Date.]

[if Following Business Day Convention insert: postponed to the next day which is a Business Day.]

[if Preceding Business Day Convention insert: the immediately preceding Business Day.]

(d) "Business Day" means [in the case of Notes for which the Designated Currency is not the U.S. dollar insert: (i) in respect of any payment that would have to be made on such Business Day in respect of any Notes in the Designated Currency, [a [insert relevant location] Business Day] [and] [a TARGET Business Day], and
(ii) in respect of any payment that would have to be made on such Business Day in respect of any Notes in U.S. dollar to the registered holder of the Global Notes,] a New York Business Day [and] [,] [a [insert relevant location] Business Day] [and a TARGET Business Day].] "New York Business Day" means any day on which banking institutions in New York City are not obliged and not authorized to close. ["[Insert relevant location] Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].] ["TARGET Business Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) is operating.]

(2) Rate of Interest. [if Screen Rate Determination insert: The rate of interest (the "Rate of Interest") for each Interest Period (as defined below) will, except as provided below, be the offered quotation (expressed as a percentage rate per annum) for deposits in the Designated Currency for that Interest Period which appears on the Screen Page as of 11:00 a.m. ([insert relevant location] time) on the Interest Determination Date (as defined below) [if Margin insert:
[plus] [minus] the Margin (as defined below)], all as determined by the Calculation Agent.

"Interest Period" means each period from (and including) the Interest Commencement Date to (but excluding) the first Interest Payment Date and from (and including) each Interest Payment Date to (but excluding) the following Interest Payment Date.

"Interest Determination Date" means the [insert applicable number of days] [TARGET] [insert relevant location] Business Day prior to the commencement of the relevant Interest Period. [in case of a Business Day not defined in ss. 3(1)(d) above, insert: "[insert relevant location] Business Day" means any day which is a day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].

[If Margin insert:  "Margin" means [   ] per cent. per annum.]

"Screen Page" means [insert relevant Screen Page].

If the Screen Page is not available or if no such quotation appears as at such time, the Calculation Agent shall request the Reference Banks (as defined below) to provide the Calculation Agent with their offered quotation (expressed as a percentage rate per annum) for deposits in the Designated Currency for the relevant Interest Period to leading banks in the [insert relevant location] interbank market [in the Euro-Zone] at approximately 11.00 a.m. ([insert relevant location] time) on the Interest Determination Date. If two or more of the Reference Banks provide the Calculation Agent with such offered quotations, the Rate of Interest for such Interest Period shall be the arithmetic mean (rounded if necessary to the nearest one [if the Reference Rate is EURIBOR insert: thousandth of a percentage point, with 0.0005] [if the Reference Rate is not EURIBOR insert: hundred-thousandth of a percentage point, with 0.000005] being rounded upwards) of such offered quotations [if Margin insert: [plus] [minus] the Margin], all as determined by the Calculation Agent.

If on any Interest Determination Date only one or none of the Reference Banks provides the Calculation Agent with such offered quotations as provided in the preceding paragraph, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Calculation Agent determines as being the arithmetic mean (rounded if necessary to the nearest one [if the Reference Rate is EURIBOR insert: thousandth of a percentage point, with 0.0005] [if the Reference Rate is not EURIBOR insert: hundred-thousandth of a percentage point, with 0.000005] being rounded upwards) of the rates, as communicated to (and at the request of) the Calculation Agent by the Reference Banks or any two or more of them, at which such banks were offered, as at 11.00 a.m. ([insert relevant location] time) on the relevant Interest Determination Date, deposits in the Designated Currency for the relevant Interest Period by leading banks in the [insert relevant location] interbank market [in the Euro-Zone] [if Margin insert: [plus] [minus] the Margin] or, if fewer than two of the Reference Banks provide the Calculation Agent with such offered rates, the offered rate for deposits in the Designated Currency for the relevant Interest Period, or the arithmetic mean (rounded as provided above) of the offered rates for deposits in the Designated Currency for the relevant Interest Period, at which, on the relevant Interest Determination Date, any one or more banks (which bank or banks is or are in the opinion of the Calculation Agent and the Issuer suitable for such purpose) inform(s) the Calculation Agent it is or they are quoting to leading banks in the [insert relevant location] interbank market [in the Euro-Zone] (or, as the case may be, the quotations of such bank or banks to the Calculation Agent) [if Margin insert: [plus] [minus] the Margin]. If the Rate of Interest cannot be determined in accordance with the foregoing provisions of this paragraph, the Rate of Interest shall be the offered quotation or the arithmetic mean of the offered quotations on the Screen Page, as described above, on the last day preceding the Interest Determination Date on which such quotations were offered [if Margin insert: [plus] [minus] the Margin (though substituting, where a different Margin is to be applied to the relevant Interest Period from that which applied to the last preceding Interest Period, the Margin relating to the relevant Interest Period in place of the Margin relating to that last preceding Interest Period)].

As used herein, "Reference Banks" means [those offices of four of such banks whose offered rates were used to determine such quotation when such quotation last appeared on the Screen Page] [insert any other Reference Banks here].

[In the case of the interbank market in the Euro-Zone insert: "Euro-Zone" means the region comprised of those member states of the European Union that have adopted, or will have adopted from time to time, the single currency in accordance with the Treaty establishing the European Community (signed in Rome on March 25, 1957), as amended by the Treaty on European Union (signed in Maastricht on February 7, 1992) and the Amsterdam Treaty of October 2, 1997, as further amended from time to time.]

[If Reference Rate is other than LIBOR or EURIBOR, insert relevant details in lieu of the provisions of this subparagraph (2)]

[If ISDA Determination applies insert the relevant provisions and attach the 2000 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. ("ISDA").]

[If other method of determination applies insert relevant details in lieu of the provisions of this subparagraph (2)]

[If Minimum and/or Maximum Rate of Interest applies insert:

(3) [Minimum] [and] [Maximum] Rate of Interest.

[If Minimum Rate of Interest applies insert: If the Rate of Interest in respect of any Interest Period determined in accordance with the above provisions is less than [insert Minimum Rate of Interest], the Rate of Interest for such Interest Period shall be [insert Minimum Rate of Interest].]

[If Maximum Rate of Interest applies insert: If the Rate of Interest in respect of any Interest Period determined in accordance with the above provisions is greater than [insert

Maximum Rate of Interest], the Rate of Interest for such Interest Period shall be [insert Maximum Rate of Interest].]]

[(4)] Interest Amount. The Calculation Agent will, at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest and calculate the amount of interest (the "Interest Amount") payable on the Notes for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest and the Day Count Fraction (as defined below) and rounding the resultant figure to the nearest [insert Designated Currency unit], with 0.5 of such unit being rounded upwards.

[(5)] Notification of Rate of Interest and Interest Amount. The Calculation Agent will cause the Rate of Interest, each Interest Amount for each Interest Period, each Interest Period and the relevant Interest Payment Date to be notified to the Issuer, the Principal Paying Agent and the Holders in accordance with ss. 11 as soon as possible after their determination, but in no event later than the fourth [TARGET] [insert relevant reference] Business Day (as defined in ss. 3[(1)] [and] [(2))] thereafter and, if required by the rules of any stock exchange on which the Notes are from time to time listed, to such stock exchange, as soon as possible after their determination, but in no event later than the first day of the relevant Interest Period. Each Interest Amount and Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. Any such amendment will be promptly notified to any stock exchange on which the Notes are then listed and to the Holders in accordance with ss. 11.

[(6)] Determinations Binding. All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this ss. 3 by the Calculation Agent shall (in the absence of manifest error) be binding on the Issuer, the Principal Paying Agent and the Holders.

[(7)] Accrual of Interest. If the Issuer shall fail to redeem the Notes when due, interest shall continue to accrue on the outstanding principal amount of the Notes beyond the due date until the expiry of the day preceding the actual redemption of the Notes. The applicable Rate of Interest will be the default rate of interest established by law.]

[In the case of Zero Coupon Notes Insert:

(1) No Periodic Payments of Interest. There will not be any periodic payments of interest on the Notes.

(2) Accrual of Interest. If the Issuer shall fail to redeem the Notes when due, interest shall accrue on the outstanding principal amount of the Notes as from, and including, the due date to, but excluding, the date of actual redemption at the default rate of interest established by law(3).]

[In the case of Dual Currency Notes, Index Linked Notes, Instalment Notes or Notes with another kind of interest determination, set forth applicable provisions regarding interest herein.]

______________________________

3 The default rate of interest established by law is five percentage points above the basic rate of interest published by Deutsche Bundesbank for the periods as of January 1 and July 1, respectively, of each year, ss.ss. 288(1), 247(1) German Civil Code.

[(o)] Day Count Fraction. "Day Count Fraction" means, in respect of the calculation of an amount of interest on any Note for any period of time (the "Calculation Period"):

[if Actual/Actual (ISMA Rule 251) insert:
(a) if the Calculation Period (from and including the first day of such period but excluding the last) is equal or shorter than the Determination Period (as defined below) during which the Calculation Period ends, the number of days in such Calculation Period (from and including the first day of such period but excluding the last) divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates (as defined in ss. 3(1)) that would occur in one calendar year; or

(b) if the Calculation Period is longer than the Determination Period during which the Calculation Period ends, the sum of: (A) the number of days in such Calculation Period falling in the Determination Period in which the Calculation Period begins divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates (as defined in ss. 3(1)) that would occur in one calendar year, and (B) the number of days in such Calculation Period falling in the next Determination Period divided by the product of (i) the number of days in such Determination Period and (ii) the number of Determination Dates that would occur in one calendar year.

"Determination Period" means the period from (and including) a Determination Date to, but excluding, the next Determination Date.]

[insert other relevant Actual/Actual methodology pursuant to ISMA]

[if Actual/Actual (ISDA) insert: the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365).]

[if Actual/365 (Fixed) insert: the actual number of days in the Calculation Period divided by 365.]

[if Actual/360 insert: the actual number of days in the Calculation Period divided by 360.]

[if 30/360, 360/360 or Bond Basis insert: the number of days in the Calculation Period divided by 360, the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (A) the last day of the Calculation Period is the 31st day of a month, but the first day of the Calculation Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (B) the last day of the Calculation Period is the last day of the month of February in which case the month of February shall not be considered to be lengthened to a 30-day month).]

[if 30E/360 or Eurobond Basis insert: the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Calculation Period, unless, in the case of the final Calculation Period, the last day of that Calculation Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).]

                                     ss. 4
                                    PAYMENTS

(1) Payments.

(a) Payments of principal of [in the case of Notes other than Zero Coupon Notes insert: and interest on,] the Notes shall be made to the registered holder of the Global Notes in U.S. dollars [in the case of Notes for which the Designated Currency is not the U.S. dollar insert: or the Designated Currency as set forth below]. Payments of principal shall be made upon surrender of the Global Notes to the Principal Paying Agent (ss. 6).

[In the case of Notes for which the Designated Currency is not the U.S. dollar insert: (b) Any Holder shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such Holder elects to receive payments in the Designated Currency in accordance with the procedures set out below. To the extent that Holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such Holders in respect of such payment (the "Designated Currency Conversion Amount") shall be converted by or on behalf of the Principal Paying Agent into U.S. dollars and paid by wire transfer of same day funds to the registered holder of the Global Notes for payment through DTC's settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of or on behalf of the Principal Paying Agent, at or prior to 11:00 a.m. Frankfurt time time, on the second Conversion Business Day preceding the relevant payment date, for the purchase by or on behalf of the Principal Paying Agent of the Designated Currency Conversion Amount with U.S. dollars for settlement on such payment date. "Conversion Business Day" means a day which is a New York Business Day, [a [insert relevant location] Business Day] [and][,] [a Frankfurt Business Day] [and a TARGET Business Day] (subparagraph (3)). If such bid quotation is not available, the Principal Paying Agent shall obtain or cause to be obtained a bid quotation from a leading foreign exchange bank in New York City selected by or on behalf of the Principal Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Designated Currency Conversion Amount will be made in the Designated Currency to the account or accounts specified by DTC to the Principal Paying Agent. Until such account or accounts are so specified, the funds still held by the Principal Paying Agent shall bear interest at the rate of interest quoted by the Principal Paying Agent for deposits with it on an overnight basis, to the extent that the Principal Paying Agent is reasonably able to reinvest such funds.

(c) Any Holder may elect to receive payment of principal and interest with respect to the Notes in the Designated Currency by causing DTC, through the relevant DTC participant, to notify the Principal Paying Agent by the time specified below of (i) such Holder's election to receive all or a portion of such payment in the Designated Currency and (ii) wire transfer instructions to a Designated Currency account. Such election in respect of any payment shall be made by the Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC's notification of such election, wire transfer instructions and of the amount payable in the Designated Currency pursuant to this subparagraph
(1)(c) must be received by the Principal Paying Agent prior to 5:00 p.m., New York time on the fifth New York Business Day (subparagraph (3)) following the relevant Record Date (subparagraph (2)) in the case of interest and prior to 5:00 p.m. New York time on the eighth New York Business Day prior to the payment date (subparagraph (4)) for the payment of principal. Any payments under this subparagraph (1)(c) in the Designated Currency shall be made by wire transfer of same day funds to the Designated Currency accounts designated by DTC.]

[(b)] [(d)] All payments made by the Issuer to, or to the order of, the registered holder of the Global Notes shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.

(2) Record Date. The record date (the "Record Date") for purposes of payments (subsection (1)) of principal and interest shall be, in respect of each such payment, the tenth New York Business Day preceding the relevant due date.

(3) Business Days. [[In the case of Notes for which the Designated Currency is not the U.S. dollar insert: If any due date for payment of principal [in the case of Notes other than Zero Coupon Notes insert: or interest] in the Designated Currency in respect of any Notes is not [a [insert relevant location] Business Day] [or not] [a TARGET Business Day], such payment will not be made until the next day which is [a [insert relevant location] Business Day] [and] [a TARGET Business Day], and no further interest shall be paid in respect of the delay in such payment.] If any date for payment of principal [in the case of Notes other than Zero Coupon Notes insert: or interest] in U.S. dollars is not a New York Business Day [or] [,] [not a [insert other relevant location] Business Day] [or not a TARGET Business Day], such payment will not be made until the next day which is a New York Business Day [and] [,] [a [insert other relevant location] Business Day] [and a TARGET Business Day], and no further interest shall be paid in respect of the delay in such payment. "New York Business Day" means any day on which banking institutions in New York City are not obliged and not authorized to close. ["[Insert relevant location] Business Day" means any day (other than a Saturday or Sunday) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency) in [insert relevant location].] ["TARGET Business Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) is operating.] [insert other applicable Business Day convention]

(4) Payment Date and Due Date. For the purposes of these Terms and Conditions "payment date" means the day on which the payment is actually to be made, where applicable as adjusted in accordance with subsection (3), and "due date" means the payment date provided for herein, without taking account of any such adjustment.

(5) References to Principal. Reference in these Terms and Conditions to principal in respect of the Notes shall be deemed to include, as applicable: the Final Redemption Amount of the Notes; [if redeemable at the option of the Issuer insert: the Call Redemption Amount of the Notes;] [if redeemable at option of the Holder insert: the Put Redemption Amount of the Notes;] [in the case of Zero Coupon Notes insert: the Amortized Face Amount of the Notes;] [in the case of Instalment Notes insert: the Instalment Amount(s) of the Notes;] and any premium and any other amounts which may be payable under or in respect of the Notes.

(6) Deposit of Principal and Interest. The Issuer may deposit with the Amtsgericht in Frankfurt am Main principal or interest not claimed by Holders within twelve months after the Maturity Date, even though such Holders may not be in default of acceptance of payment. If and to the extent that the deposit is effected and the right of withdrawal is waived, the respective claims of such Holders against the Issuer shall cease.

                                     ss. 5
                                   REDEMPTION

[(1) Redemption at Maturity.]

[In the case of Notes other than Instalment Notes insert: Unless previously redeemed in whole or in part or purchased and cancelled, the Notes shall be redeemed at their Final Redemption Amount on [in the case of a specified Maturity Date insert such Maturity Date] [in the case of a Redemption Month insert: the Interest Payment Date falling in [insert Redemption Month]] (the "Maturity Date"). The Final Redemption Amount in respect of each Note shall be [if the Notes are redeemed at their principal amount insert: its principal amount] [otherwise insert Final Redemption Amount per Designated Denomination/index and/or formula by reference to which the Final Redemption Amount is to be calculated]].]

[In the case of Instalment Notes insert: Unless previously redeemed in whole or in part or purchased and cancelled, the Notes shall be redeemed at the Instalment Date(s) and in the Instalment Amount(s) set forth below:

             Instalment Date(s)                   Instalment Amount(s)
         [insert Instalment Date(s)]         [insert Instalment Amount(s)]
                [        ]                           [        ]
                [        ]                           [        ]


[If the Notes are subject to Early Redemption at the Option of the Issuer insert: [(2)] Early Redemption at the Option of the Issuer.

(a) The Issuer may, upon notice given in accordance with clause (b), redeem all or some only of the Notes on the Call Redemption Date(s) at the Call Redemption Amount(s) set forth below together with accrued interest, if any, to (but excluding) the Call Redemption Date. [if Minimum Redemption Amount or Higher Redemption Amount applies insert: Any such redemption must be of a principal amount equal to [at least [insert Minimum Redemption Amount]] [Higher Redemption Amount].

       Call Redemption Date(s)                   Call Redemption Amount(s)
   [insert Call Redemption Date(s)]         [insert Call Redemption Amount(s)]
                [        ]                           [        ]
                [        ]                           [        ]

[If Notes are subject to Early Redemption at the Option of the Holder insert:
The Issuer may not exercise such option in respect of any Note which is the subject of the prior exercise by the Holder thereof of its option to require the redemption of such Note under subparagraph (3) of this ss. 5.]

(b) Notice of redemption shall be given by the Issuer to the Holders of the Notes in accordance with ss. 11. Such notice shall specify:

(i)   the Series of Notes subject to redemption;

(ii) whether such Series is to be redeemed in whole or in part only and, if in part only, the aggregate principal amount of the Notes which are to be redeemed;

(iii) the Call Redemption Date, which shall be not less than [insert Minimum Notice to Holders] nor more than [insert Maximum Notice to Holders] days after the date on which notice is given by the Issuer to the Holders; and

(iv)  the Call Redemption Amount at which such Notes are to be redeemed.

(c) In the case of a partial redemption of Notes, Notes to be redeemed shall be selected in accordance with the rules of DTC.]

[If the Notes are subject to Early Redemption at the Option of a Holder insert:
[(3)] Early Redemption at the Option of a Holder.

(a) The Issuer shall, at the option of the Holder of any Note, redeem such Note on the Put Redemption Date(s) at the Put Redemption Amount(s) set forth below together with accrued interest, if any, to (but excluding) the Put Redemption Date.

       Put Redemption Date(s)                   Put Redemption Amount(s)
   [insert Put Redemption Date(s)]         [insert Put Redemption Amount(s)]
                [        ]                           [        ]
                [        ]                           [        ]

The Holder may not exercise such option in respect of any Note which is the subject of the prior exercise by the Issuer of any of its options to redeem such Note under this ss. 5.

(b) In order to exercise such option, the Holder must, not less than [insert Minimum Notice to Issuer] nor more than [insert Maximum Notice to Issuer] days before the Put Redemption Date on which such redemption is required to be made as specified in the Put Notice (as defined below), submit during normal business hours at the specified office of the Principal Paying Agent a duly completed early redemption notice ("Put Notice"). No option so exercised may be revoked or withdrawn.]

[In the case of Notes other than Zero Coupon Notes insert: [(4)] Early Redemption Amount.

For purposes of subparagraph (2) and (3) of this ss. 5, the Early Redemption Amount of a Note shall be its Final Redemption Amount.]

[In the case of Zero Coupon Notes insert: [(4)]  Early Redemption Amount.

For purposes of subparagraph (2) of this ss. 5, the Early Redemption Amount of a Note shall be calculated as follows:

(a) The Early Redemption Amount of a Note shall be an amount equal to the sum of:

(i)  [insert Reference Price] (the "Reference Price"), and

(ii) the product of [insert Amortization Yield in per cent.] (the "Amortization Yield") and the Reference Price from (and including) [insert Issue Date] to (but excluding) the date fixed for redemption or (as the case may be) the date upon which the Notes become due and payable, whereby the Amortization Yield shall be compounded annually.

Where such calculation is to be made for a period which is not a whole number of years, the calculation in respect of the period of less than a full year (the "Calculation Period") shall be made on the basis of the Day Count Fraction (as defined in ss. 3).

(b) If the Issuer fails to pay the Early Redemption Amount when due, such amount shall be calculated as provided herein, except that references in subparagraph
(a)(ii) above to the date fixed for redemption or the date on which such Note becomes due and repayable shall refer to the date on which payment is made].

[Instead of the above, a Redemption Schedule specifying the Early Redemption Amounts may be inserted]

[In the case of Dual Currency Notes, Index Linked Notes or Instalment Notes, set forth applicable provisions regarding principal herein.]

                                     ss. 6
                                   THE AGENTS

(1) Appointment; Specified Offices. The initial Principal Paying Agent [,] [and] [the initial Additional Paying Agent[s] (together with the Principal Paying Agent, the "Paying Agents")] [and] [the initial Calculation Agent] and [its] [their] respective initial specified office[s] [is] [are]:

         Principal Paying Agent:       Deutsche Bank Trust Company Americas
                                       Trust & Securities Services
                                       Global Debt Service
                                       60 Wall Street
                                       27th Floor - MS NY C60-2710
                                       New York, NY 10005, USA

         [Insert any  Additional Paying Agent[s] and specified office[s]]


[If the Principal Paying Agent is to be appointed as Calculation Agent insert:
The Principal Paying Agent shall also act as Calculation Agent.]

[If a Calculation Agent other than the Principal Paying Agent is to be appointed insert: The Calculation Agent and its initial specified office shall be:

                  Calculation Agent:         o
                                             o
                                             o
                                             o
                                             o]

The Principal Paying Agent [,] [and] [the Additional Paying Agent[s]] [andthe Calculation Agent] reserve[s] the right at any time to change, with the approval of the Issuer, [its] [their] respective specified office[s] to some other specified office in the same city upon giving notice thereof in accordance with ss. 11.

(2) Variation or Termination of Appointment. The Issuer reserves the right at any time to vary or terminate the appointment of the Principal Paying Agent [,] [or] [any Additional Paying Agent] [or] [the Calculation Agent] and to appoint another Principal Paying Agent or additional or other Paying Agent[s] [or] [another Calculation Agent]. The Issuer shall at all times maintain (i) a Principal Paying Agent with a specified office in New York City [in the case of Notes listed on a stock exchange[s] insert: [,] [and] (ii) so long as the Notes are listed on the [name of Stock Exchange[s]], a Paying Agent (which may be the Principal Paying Agent) with a specified office in [location of Stock Exchange] and/or in such other place as may be required by the rules of such stock exchange] [if any Calculation Agent is to be appointed insert: [and [(iii)] a Calculation Agent. The Issuer undertakes that, when European Union Council Directive 2003/48/EC of June 3, 2003 on the taxation of savings income in the form of interest payments or any European Union Directive otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 is brought into force, it will ensure that it maintains a paying agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to the such Directive to the extent this is possible and legally permitted in any member state of the European Union. Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days' prior notice thereof shall have been given to the Holders in accordance with ss. 11.

(3) Agents of the Issuer. The Principal Paying Agent[,] [and] [the Additional Paying Agent[s]] [and the Calculation Agent] act[s] solely as agent[s] of the Issuer and do[es] not have any obligations towards or relationship of agency or trust to any Holder.

                                     ss. 7
                                    TAXATION

All payments by the Issuer in respect of the Notes shall be made with withholding or deduction of taxes or other duties, if such withholding or deduction is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.


                                      ss. 8
                               PRESENTATION PERIOD

The presentation period provided in ss. 801 paragraph 1, sentence 1 BGB (German Civil Code) is reduced to ten years for the Notes.

                                     ss. 9
                                  SUBSTITUTION

(1) Substitution. The Issuer may at any time without the consent of the Holders substitute in its stead any other company as principal debtor (the "Substituted Issuer") in respect of all obligations arising from the Notes, if:

(a) the Substituted Issuer assumes any and all obligations, and succeeds to any and all rights, of the Issuer arising from or in connection with the Notes;

(b) the Issuer and the Substituted Issuer have obtained all necessary authorizations and may transfer to the Principal Paying Agent in the currency required under the Notes and without being obliged to deduct or withhold any amount of taxes or other duties of whatever nature levied by the country or countries in which the Substituted Issuer has its domicile or tax residence which exceeds at the time of the effectiveness of such substitution the amount of taxes or duties, if any, levied by withholding or deduction by the country or countries in which the Issuer has its domicile or tax residence, all amounts required for the performance of the payment obligations arising from or in connection with the Notes;


[In the case of unsubordinated Notes insert: (c) the Issuer irrevocably and unconditionally guarantees in favor of each Holder the payment of all sums payable by the Substituted Issuer in respect of the Notes on terms equivalent to the terms of the form of the guarantee in respect of unsubordinated Notes of the Issuer set out in the Agency Agreement dated March 22, 2005 among the Issuer, Deutsche Bank Aktiengesellschaft and the Principal Paying Agent, pursuant to which the Notes are issued;]

[In the case of subordinated Notes insert: (c) the obligations assumed by the Substituted Issuer in respect of the Notes are subordinated on terms identical to the terms of the Notes and (i) the Substituted Issuer is a subsidiary (Tochterunternehmen) of the Issuer within the meaning of ss.ss. 1(7) and 10(5a) sentence 11 Kreditwesengesetz (German Banking Act), (ii) the Substituted Issuer deposits an amount which is equal to the aggregate principal amount of the Notes with the Issuer on terms equivalent, including in respect of subordination, to the terms and conditions of the Notes, and (iii) the Issuer irrevocably and unconditionally guarantees in favor of each Holder the payment of all sums payable by the Substituted Issuer in respect of the Notes on terms equivalent to the terms of the form of guarantee in respect of subordinated Notes of the Issuer set out in the Agency Agreement dated March 22, 2005 among the Issuer, Deutsche Bank Aktiengesellschaft and the Principal Paying Agent, pursuant to which the Notes are issued;]

(d) the Holders will not lose as a result of such substitution the benefit of the guarantee obligation pursuant to Article 5 Section 2 of the Act Concerning Landeskreditbank Baden-Wurttemberg - Forderbank (the "Act"), the maintenance obligation of the State of Baden-Wurttemberg pursuant to Article 5 Section 1 of the Act and the explicit guarantee of the State of Baden-Wurttemberg pursuant to
Article 5 Section 3 of the Act, in each case with such contents as are prevailing at the time of the effectiveness of such substitution, or of an obligation of the State of Baden-Wurttemberg or the Federal Republic of Germany which is equivalent thereto and which may have replaced such guarantee obligation, maintenance obligation or guarantee; and

(e) there shall have been delivered to the Principal Paying Agent an opinion of lawyers of recognized standing to the effect that subparagraphs (a) - (d) above have been satisfied.

(2) References. In the event of any substitution, any reference in these Terms and Conditions to the Issuer shall from then on be a reference to the Substituted Issuer.

(3) Notice. Any substitution of the Issuer shall be published in accordance with ss. 11. Upon such publication, the substitution shall become effective, and the Issuer (and in the event of a repeated application of this ss. 9, any previous Substituted Issuer) shall be discharged from any and all obligations under the Notes, on the date on which such substitution is published.

                                     ss. 10
                   FURTHER ISSUES, PURCHASES AND CANCELLATION

(1) Further Issues. The Issuer may from time to time, without the consent of the Holders, issue further Notes having the same terms and conditions as the Notes in all respects (or in all respects except for the issue date, interest commencement date and/or issue price) so as to form a single Series with and increase the aggregate principal amount of, the Notes.

(2) Purchases. The Issuer may at any time purchase Notes in the open market or otherwise and at any price. Notes purchased by the Issuer may, at the option of the Issuer, be held, resold or surrendered to the Principal Paying Agent for cancellation. If purchases are made by tender, tenders for such Notes must be made available to all Holders of such Notes alike.

(3) Cancellation. All Notes redeemed in full or surrendered for cancellation pursuant to subparagraph (2) above shall be cancelled forthwith and may not be reissued or resold.

                                     ss. 11
                                     NOTICES

(1) All notices regarding the Notes shall be published in the following journals: (a) at least one leading daily newspaper of general circulation in the Federal Republic of Germany [,] [and] [Luxembourg] [and [specify other location]] (expected to be the Borsen-Zeitung [,] [and] [the Luxemburger Wort] [the Tageblatt] [and [insert other applicable newspaper having general circulation]]) and (b) a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be the Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.

(2) Notification to DTC. The Issuer may, in lieu of publication in the newspapers set forth in subparagraph (1) above, deliver the relevant notice to DTC, for communication by DTC to the Holders holding the Notes through DTC, provided that, so long as any Notes are listed on any stock exchange, the rules of such stock exchange permit such form of notice. Any such notice shall be deemed to have been given to the Holders on the fourth day after the day on which the said notice was given to DTC.

(3) In case a notice is published according to subparagraph (1) and also delivered according to subparagraph (2), such notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the first date of any such publication.



                                     ss. 12
                                 GOVERNING LAW,
                      PLACE OF JURISDICTION AND ENFORCEMENT

(1) Governing Law. The Notes, both as to form and content, and all rights and obligations of the Issuer, the Holders and the Agents shall be governed by German law. Transfers and pledges of Notes executed between DTC participants and between DTC and DTC participants shall be governed by the laws of the State of New York.

(2) Submission to Jurisdiction. The courts in Frankfurt am Main, Germany shall have jurisdiction for any action or other legal proceedings ("Proceedings") arising out of or in connection with the Notes. The jurisdiction of such courts shall be exclusive according to Section 38 of the German Code of Civil Procedure (Zivilprozessordnung) for Proceedings solely involving merchants (Kaufleute), legal persons under public law (juristische Personen des offentlichen Rechts), special funds under public law (offentlich-rechtliche Sondervermogen) or persons not subject to the general jurisdiction of the courts of Germany (Personen ohne allgemeinen Gerichtsstand), otherwise it shall be nonexclusive.

(3) Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying an aggregate principal amount of Notes credited on the date of such statement to such Holder's securities account maintained with such Custodian and
(iii) confirming that the Custodian has given a written notice of the DTC and the Principal Paying Agent containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant and (b) a copy of the Global Note certified as being a true copy of a duly authorized officer of DTC or the Principal Paying Agent. For purposes of the foregoing, "Custodian" means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes DTC and any other clearing system which maintains an account with DTC.

                                     ss. 13
                                    LANGUAGE

[If the Conditions shall be in the German language with an English language translation insert: These Terms and Conditions are written in the German language and provided with an English language translation. The German text shall be controlling and binding. The English language translation is provided for convenience only.]

[If the Conditions shall be in the English language with a German language translation insert: These Terms and Conditions are written in the English language and provided with a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.]

[If the Conditions shall be in the English language only insert: These Terms and Conditions are written in the English language only.]

[In the case of Notes that are publicly offered, in whole or in part, in Germany or distributed, in whole or in part, to non-professional investors in Germany with English language Conditions insert: Eine deutsche Ubersetzung der Emissionsbedingungen wird bei der Landeskreditbank Baden-Wurttemberg - Forderbank, Schlossplatz 10, 76131 Karlsruhe, Deutschland, zur kostenlosen Ausgabe bereitgehalten.]

                                                                     SCHEDULE 1B
                                                                     -----------
                                                                         PART II
                                                                         -------

                              German Version of the
               MASTER CONDITIONS OF THE SINGLE NOTE STRUCTURE NOTE

                                GERMAN VERSION OF
                          TERMS AND CONDITIONS OF NOTES

                                      ss. 1
           GESAMTNENNBETRAG, STUCKELUNG, FORM, BESTIMMTE DEFINITIONEN

(1) Gesamtnennbetrag; Stuckelung. Diese Serie von Schuldverschreibungen (die "Schuldverschreibungen") der Landeskreditbank Baden-Wurttemberg - Forderbank (die "Emittentin") wird in [designierte Wahrung einfugen] (die "Designierte Wahrung") in einem Gesamtnennbetrag von [Designierte Wahrung einfugen] [Gesamtnennbetrag einfugen] (in Worten: [Gesamtnennbetrag in Worten einfugen] [Designierte Wahrung einfugen]) in [Anzahl der Teilschuldverschreibungen einfugen] Stuckelungen von [festgelegte Stuckelungen einfugen] [Designierte Wahrung einfugen](die "festgelegten Stuckelungen") begeben.

(2) Verbriefung und Verwahrung. Die Schuldverschreibungen werden durch eine oder mehrere Globalurkunden ohne Zinsscheine verbrieft (die "Globalurkunden"). Die Globalurkunden werden von der Deutsche Bank Trust Company Americas ("DBTCA") oder einem etwaigen Rechtsnachfolger als Verwahrer fur The Depository Trust Company, New York ("DTC") verwahrt, bis samtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfullt sind. Die Globalurkunden sind als Namenspapiere auf den Namen der Cede & Co. als dem Beauftragten von DTC ausgestellt und in ein Register (das "Register") eingetragen, welches von DTC gefuhrt wird. Die Globalurkunden tragen jeweils die eigenhandigen Unterschriften zweier ordnungsgemass bevollmachtigter Vertreter der Emittentin und sind jeweils von der Hauptzahlstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Kopien der Globalurkunden sind bei der Hauptzahlstelle (ss. 6) kostenlos erhaltlich.

(3) Ubertragung. Ubertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus.

(4) Glaubiger von Schuldverschreibungen. "Glaubiger" bedeutet jeder Inhaber eines Miteigentumsanteils oder anderen vergleichbaren Eigentumsanspruchs oder Rechts an den Schuldverschreibungen.

                                      ss. 2
                                     STATUS

[Im Falle von nicht nachrangigen Schuldverschreibungen einfugen: Die Schuldverschreibungen begrunden nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin, die mit allen anderen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin gleichrangig sind, es sei denn, etwas anderes ist durch zwingende gesetzliche Regelungen vorgeschrieben.]

[Im Falle von nachrangigen Schuldverschreibungen einfugen: Die Schuldverschreibungen begrunden nicht besicherte, nachrangige Verbindlichkeiten der Emittentin, die mit allen anderen nachrangigen Verbindlichkeiten der Emittentin gleichrangig sind, es sei denn, etwas anderes ist durch zwingende gesetzliche Regelungen vorgeschrieben. Im Fall der Liquidation oder des Insolvenzverfahrens uber das Vermogen der Emittentin(1) gehen die Verbindlichkeiten aus den Schuldverschreibungen den Anspruchen aller Glaubiger der Emittentin aus nicht nachrangigen Verbindlichkeiten im Range nach, so dass Zahlungen auf die Schuldverschreibungen so lange nicht erfolgen, wie die Anspruche aller Glaubiger der Emittentin aus nicht nachrangigen Verbindlichkeiten nicht vollstandig befriedigt sind. Kein Glaubiger ist berechtigt, mit Anspruchen aus den Schuldverschreibungen gegen Anspruche der Emittentin aufzurechnen. Den Glaubigern wird fur ihre Rechte aus den Schuldverschreibungen weder durch die Emittentin noch durch Dritte irgendeine Sicherheit gestellt; eine solche Sicherheit wird auch zu keinem spateren Zeitpunkt gestellt werden. Nachtraglich konnen der Nachrang gemass diesem ss. 2 nicht beschrankt sowie die Laufzeit der Schuldverschreibungen und jede anwendbare Kundigungsfrist nicht verkurzt werden. Werden die Schuldverschreibungen vor dem Falligkeitstag unter anderen als den in diesem ss. 2 beschriebenen Umstanden zuruckgezahlt oder von der Emittentin (ausser in den Fallen des ss. 10 Absatz 5a Satz 6 Kreditwesengesetz) zuruckerworben, so ist der zuruckgezahlte oder gezahlte Betrag der Emittentin ohne Rucksicht auf entgegenstehende Vereinbarungen zuruckzugewahren, sofern nicht der gezahlte Betrag durch die Einzahlung anderen, zumindest gleichwertigen haftenden Eigenkapitals im Sinne des Kreditwesengesetzes ersetzt worden ist oder die Bundesanstalt fur Finanzdienstleistungsaufsicht der vorzeitigen Ruckzahlung oder dem Ruckkauf zugestimmt hat.]

                                      ss. 3
                                     ZINSEN

[Im Falle von festverzinslichen Schuldverschreibungen einfugen:

(1) Zinssatz und Zinszahlungstage. Die Schuldverschreibungen werden in Hohe ihres Nennbetrages verzinst, und zwar vom [Verzinsungsbeginn einfugen] (einschliesslich) bis zum Falligkeitstag (wie in ss. 5 [Absatz (1)] definiert) (ausschliesslich) mit [Zinssatz einfugen] % per annum. Die Zinsen sind nachtraglich am [Festzinstermin(e) einfugen] eines jeden Jahres zahlbar (jeweils ein "Zinszahlungstag"). Die erste Zinszahlung erfolgt am [ersten Zinszahlungstag einfugen] [sofern der erste Zinszahlungstag nicht der erste Jahrestag des Verzinsungsbeginns ist, einfugen: und belauft sich auf [anfanglichen Bruchteilszinsbetrag pro kleinste festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [kleinste festgelegte Stuckelung einfugen] [und [weitere anfangliche Bruchteilszinsbetrage fur jede weitere festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [weitere festgelegte Stuckelungen einfugen]]. [Sofern der Falligkeitstag kein Festzinstermin ist, einfugen: Die Zinsen fur den Zeitraum vom [den letzten dem Falligkeitstag vorausgehenden Festzinstermin einfugen] (einschliesslich) bis zum Falligkeitstag (ausschliesslich) belaufen sich auf [abschliessenden Bruchteilszinsbetrag pro kleinste festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [kleinste festgelegte Stuckelung einfugen] und [weitere abschliessende Bruchteilszinsbetrage fur jede weitere festgelegte Stuckelung einfugen] je Schuldverschreibung im Nennbetrag von [weitere festgelegte Stuckelungen einfugen].] [Falls als Zinstagequotient Actual/Actual (ISMA Regelung 251) anwendbar ist, einfugen: Die Anzahl der Zinszahlungstage im Kalenderjahr (jeweils ein "Feststellungstermin") betragt [Anzahl der regularen Zinszahlungstage im Kalenderjahr einfugen].]

____________________________

1 Gemass ss. 12 Insolvenzordnung und ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz kann ein Insolvenzverfahren uber das Vermogen der L-Bank nicht eroffnet werden.

(2) Auflaufende Zinsen. Der Zinslauf der Schuldverschreibungen endet mit Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Ruckzahlung fallig werden. Falls die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlost, erfolgt die Verzinsung des ausstehenden Nennbetrages der Schuldverschreibungen vom Tag der Falligkeit (einschliesslich) bis zum Tag der tatsachlichen Ruckzahlung der Schuldverschreibungen (ausschliesslich) in Hohe des gesetzlich festgelegten Satzes fur Verzugszinsen(2).

(3) Berechnung der Zinsen fur Teile von Zeitraumen. Sofern Zinsen fur einen Zeitraum von weniger als einem Jahr zu berechnen sind, erfolgt die Berechnung auf der Grundlage des Zinstagequotienten (wie nachstehend definiert).]

[Im Falle von variabel verzinslichen Schuldverschreibungen einfugen:

(1) Zinssatz und Zinszahlungstage.

(a) Die Schuldverschreibungen werden in Hohe ihres Nennbetrages ab dem [Verzinsungsbeginn einfugen] (der "Verzinsungsbeginn") (einschliesslich) bis zum ersten Zinszahlungstag (ausschliesslich) und danach von jedem Zinszahlungstag (einschliesslich) bis zum nachstfolgenden Zinszahlungstag (ausschliesslich) verzinst. Zinsen auf die Schuldverschreibungen sind an jedem Zinszahlungstag zahlbar.

(b) "Zinszahlungstag" bedeutet

[im Falle von festgelegten Zinszahlungstagen einfugen: jeder [festgelegte Zinszahlungstage einfugen].]

[im Falle von festgelegten Zinsperioden einfugen: (soweit diese
Emissionsbedingungen keine abweichende Bestimmungen vorsehen) jeweils der Tag, der [Zahl einfugen] [Wochen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden Zinszahlungstag oder, im Fall des ersten
Zinszahlungstages, nach dem Verzinsungsbeginn liegt.]

(c) Fallt ein Zinszahlungstag (ausgenommen der Zinszahlungstag am Falligkeitstag des Kapitals) auf einen Tag, der kein Geschaftstag (wie nachstehend definiert) ist, so wird der Zinszahlungstag.

[bei Anwendung der Modifizierter folgender Geschaftstag-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben, es sei denn, jener wurde dadurch in den nachsten Kalendermonat fallen; in diesem Fall wird der Zinszahlungstag auf den unmittelbar vorausgehenden Geschaftstag vorgezogen.]

[bei Anwendung der FRN-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben, es sei denn, jener wurde dadurch in den nachsten Kalendermonat fallen; in diesem Fall wird der Zahlungstag auf den unmittelbar vorausgehenden Geschaftstag vorgezogen. Im Falle einer Zinszahlung ist jeder nachfolgende Zinszahlungstag der Tag, der numerisch dem vorausgehenden Zinszahlungstag in demjenigen Kalendermonat entspricht, der [Zahl einfugen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden Zinszahlungstag oder, im Fall des ersten Zinszahlungstages, dem Begebungstag liegt, es sei denn, dass (a) kein derartiger numerisch korrespondierender Tag in dem Kalendermonat existiert, in den der Zinszahlungstag fallt, in welchem Fall der

__________________________

2 Der gesetzliche Verzugszinssatz betragt fur das Jahr funf Prozentpunkte uber dem von der Deutschen Bundesbank fur die Zeitraume ab dem 1. Januar bzw. ab dem 1. Juli eines jeden Jahres veroffentlichten Basiszinssatz, ss.ss. 288 Absatz 1, 247 Absatz 1 BGB.

Zinszahlungstag der letzte Geschaftstag in diesem Kalendermonat ist; (b) der betreffende Zinszahlungstag auf einen Tag fallen wurde, der kein Geschaftstag ist, in welchem Fall der Zinszahlungstag der erste darauf folgende Geschaftstag ist, es sei denn, dieser Tag fiele in den nachsten Kalendermonat; in diesem Fall wird der Zinszahlungstag auf den ersten vorausgehenden Geschaftstag verschoben; oder (c) der vorausgehende anwendbare Zinszahlungstag auf den letzten Geschaftstag in einem Kalendermonat fallen wurde, dann sind alle folgenden anwendbaren Zinszahlungstage vor dem Falligkeitstag (wie in ss. 5 (1) definiert) der jeweils letzte Geschaftstag des Monats, der [Zahl einfugen] [Monate] [andere festgelegte Zeitraume einfugen] nach dem vorausgehenden anwendbaren Zinszahlungstag liegt.]

[bei Anwendung der Folgender Geschaftstag-Konvention einfugen: auf den nachstfolgenden Geschaftstag verschoben.]

[bei Anwendung der Vorhergegangener Geschaftstag-Konvention einfugen: auf den unmittelbar vorausgehenden Geschaftstag vorgezogen.]

(d) "Geschaftstag" bedeutet [im Falle von nicht in US-Dollar denominierten Schuldverschreibungen einfugen: (i) mit Bezug auf eine Zahlung, die an einem solchen Geschaftstag auf die Schuldverschreibungen in der Designierten Wahrung zu leisten ware, [ein [Ort einfugen] Geschaftstag] [und ein TARGET Geschaftstag], und (ii) mit Bezug auf eine Zahlung, die an einem solchen Geschaftstag auf die Schuldverschreibungen in US-Dollar an den registrierten Glaubiger zu leisten ware,] ein New Yorker Geschaftstag [und][,] [[ein [Ort einfugen] Geschaftstag] [und ein TARGET Geschaftstag].] Ein "New Yorker Geschaftstag" ist jeder Tag, an dem Geschaftsbanken in New York nicht zur Schliessung des Geschafts verpflichtet oder ermachtigt sind. ["[anderen Ort einfugen] Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist), an dem Geschaftsbanken in [anderen Ort einfugen] fur Geschafte
(einschliesslich Devisen- und Sortengeschafte) geoffnet sind.] ["TARGET Geschaftstag" ist jeder Tag an dem das Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) in Betrieb ist.]

(2) Zinssatz. [Bei Bildschirmfeststellung einfugen: Der Zinssatz (der "Zinssatz") fur jede Zinsperiode (wie nachstehend definiert) ist, sofern nachstehend nichts Abweichendes bestimmt wird, der Angebotssatz (ausgedruckt als Prozentsatz per annum) fur Einlagen in der Designierten Wahrung fur die jeweilige Zinsperiode, der auf der Bildschirmseite am Zinsfestlegungstag (wie nachstehend definiert) gegen 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) angezeigt wird [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge (wie nachstehend definiert)], wobei alle Festlegungen durch die Berechnungsstelle erfolgen.

"Zinsperiode" bezeichnet jeweils den Zeitraum vom Verzinsungsbeginn (einschliesslich) bis zum ersten Zinszahlungstag (ausschliesslich) bzw.
von jedem Zinszahlungstag (einschliesslich) bis zum jeweils darauf folgenden Zinszahlungstag (ausschliesslich).

"Zinsfestlegungstag" bezeichnet den [zutreffende Zahl von Tagen einfugen] [TARGET] [zutreffende Bezugnahmen einfugen] Geschaftstag vor Beginn der jeweiligen Zinsperiode. [Im Falle von anderen als den in ss. 3(1)(d) definierten Geschaftstagen einfugen: "[zutreffenden Ort einfugen] Geschaftstag" bezeichnet jeden Tag (ausser einem Samstag oder Sonntag), an dem Geschaftsbanken in [zutreffenden Ort einfugen] fur Geschafte (einschliesslich Devisen- und Sortengeschafte) geoffnet sind.]

[Im Falle einer Marge einfugen: Die "Marge" betragt [o] % per annum.]

"Bildschirmseite" bedeutet [Bildschirmseite einfugen].

Sollte zu der genannten Zeit die massgebliche Bildschirmseite nicht zur Verfugung stehen oder wird kein Angebotssatz angezeigt, wird die Berechnungsstelle von den Referenzbanken (wie nachstehend definiert) deren jeweilige Angebotssatze (jeweils als Prozentsatz per annum ausgedruckt) fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode gegenuber fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] um ca. 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) am Zinsfestlegungstag anfordern. Falls zwei oder mehr Referenzbanken der Berechnungsstelle solche Angebotssatze nennen, ist der Zinssatz fur die betreffende Zinsperiode das arithmetische Mittel (falls erforderlich, auf- oder abgerundet auf das nachste [falls der Referenzsatz EURIBOR ist, einfugen:
Tausendstel Prozent, wobei 0,0005] [falls der Referenzsatz nicht EURIBOR ist, einfugen: Hunderttausendstel Prozent, wobei 0,000005] aufgerundet wird) dieser Angebotssatze [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge], wobei alle Festlegungen durch die Berechnungsstelle erfolgen.

Falls an einem Zinsfestlegungstag nur eine oder keine der Referenzbanken der Berechnungsstelle solche im vorstehenden Absatz beschriebenen Angebotssatze nennt, ist der Zinssatz fur die betreffende Zinsperiode der Satz per annum, den die Berechnungsstelle als das arithmetische Mittel (falls erforderlich, auf-oder abgerundet auf das nachste [falls der Referenzsatz EURIBOR ist, einfugen:
Tausendstel Prozent, wobei 0,0005] [falls der Referenzsatz nicht EURIBOR ist, einfugen: Hunderttausendstel Prozent, wobei 0,000005] aufgerundet wird) der Angebotssatze ermittelt, die die Referenzbanken bzw. zwei oder mehrere von ihnen der Berechnungsstelle auf ihre Anfrage als den jeweiligen Satz nennen, zu dem ihnen um ca. 11.00 Uhr ([zutreffenden Ort einfugen] Ortszeit) am betreffenden Zinsfestlegungstag Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode von fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] angeboten werden [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge]; falls weniger als zwei der Referenzbanken der Berechnungsstelle solche Angebotssatze nennen, soll der Zinssatz fur die betreffende Zinsperiode der Angebotssatz fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode oder das arithmetische Mittel (gerundet wie oben beschrieben) der Angebotssatze fur Einlagen in der Designierten Wahrung fur die betreffende Zinsperiode sein, den bzw. die eine oder mehrere Banken (die nach Ansicht der Berechnungsstelle und der Emittentin fur diesen Zweck geeignet sind) der Berechnungsstelle als Satze bekannt geben, die sie an dem betreffenden Zinsfestlegungstag gegenuber fuhrenden Banken im [zutreffenden Ort einfugen] Interbanken-Markt [in der Euro-Zone] nennen (bzw. den diese Banken gegenuber der Berechnungsstelle nennen) [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge]. Fur den Fall, dass der Zinssatz nicht gemass den vorstehenden Bestimmungen dieses Absatzes ermittelt werden kann, ist der Zinssatz der Angebotssatz oder das arithmetische Mittel der Angebotssatze auf der Bildschirmseite, wie vorstehend beschrieben, an dem letzten Tag vor dem Zinsfestlegungstag, an dem diese Angebotssatze angezeigt wurden [im Falle einer Marge einfugen: [zuzuglich] [abzuglich] der Marge (wobei jedoch, falls fur die betreffende Zinsperiode eine andere Marge als fur die unmittelbar vorausgehende Zinsperiode gilt, die Marge der betreffenden Zinsperiode an die Stelle der Marge fur die vorausgehende Zinsperiode tritt).]

"Referenzbanken" bezeichnet [diejenigen Niederlassungen von vier derjenigen Banken, deren Angebotssatze zur Ermittlung des massgeblichen Angebotssatzes zu dem Zeitpunkt benutzt wurden, als solch ein Angebot letztmals auf der massgeblichen Bildschirmseite angezeigt wurde] [andere Referenzbanken hier einfugen].

[Im Falle des Interbanken-Marktes in der Euro-Zone einfugen: "Euro-Zone" bezeichnet das Gebiet derjenigen Mitgliedstaaten der Europaischen Union, die gemass dem Vertrag uber die Grundung der Europaischen Gemeinschaft (unterzeichnet in Rom am 25. Marz 1957), geandert durch den Vertrag uber die Europaische Union (unterzeichnet in Maastricht am 7. Februar 1992) und den Amsterdamer Vertrag vom 2. Oktober 1997, in seiner jeweiligen Fassung, eine einheitliche Wahrung eingefuhrt haben oder jeweils eingefuhrt haben werden.]

[Wenn der Referenzsatz ein anderer als LIBOR oder EURIBOR ist, sind die entsprechenden Einzelheiten anstelle der Bestimmungen dieses Absatzes (2) einzufugen]

[Sofern ISDA-Feststellung gelten soll, sind die entsprechenden Bestimmungen einzufugen und die von der International Swaps and Derivatives Association, Inc. ("ISDA") veroffentlichten 2000 ISDA-Definitions diesen Emissionsbedingungen als Anlage beizufugen] [Sofern eine andere Methode der Feststellung/Indexierung anwendbar ist, sind die entsprechenden Einzelheiten anstelle der Bestimmungen dieses Absatzes (2) einzufugen]

[Falls ein Mindest- und/oder Hochstzinssatz gilt, einfugen:

(3) [Mindest-] [und] [Hochst-] Zinssatz.

[Falls ein Mindestzinssatz gilt einfugen: Wenn der gemass den obigen Bestimmungen fur eine Zinsperiode ermittelte Zinssatz niedriger ist als [Mindestzinssatz einfugen], so ist der Zinssatz fur diese Zinsperiode [Mindestzinssatz einfugen].]

[Falls ein Hochstzinssatz gilt: Wenn der gemass den obigen Bestimmungen fur eine Zinsperiode ermittelte Zinssatz hoher ist als [Hochstzinssatz einfugen], so ist der Zinssatz fur diese Zinsperiode [Hochstzinssatz einfugen].]]

[(4)] Zinsbetrag. Die Berechnungsstelle wird zu oder baldmoglichst nach jedem Zeitpunkt, an dem der Zinssatz zu bestimmen ist, den auf die Schuldverschreibungen zahlbaren Zinsbetrag in Bezug auf jede festgelegte Stuckelung (der "Zinsbetrag") fur die entsprechende Zinsperiode berechnen. Der Zinsbetrag wird ermittelt, indem der Zinssatz und der Zinstagequotient (wie nachstehend definiert) auf jede festgelegte Stuckelung angewendet werden, wobei der resultierende Betrag auf die kleinste Einheit in der Designierten Wahrung auf- oder abgerundet wird, wobei 0,5 solcher Einheiten aufgerundet werden.

[(5)] Mitteilung von Zinssatz und Zinsbetrag. Die Berechnungsstelle wird veranlassen, dass der Zinssatz, der Zinsbetrag fur die jeweilige Zinsperiode, die jeweilige Zinsperiode und der betreffende Zinszahlungstag der Emittentin, der Hauptzahlstelle sowie den Glaubigern gemass ss. 11 baldmoglichst, aber keinesfalls spater als am vierten auf die jeweilige Berechnung folgenden [TARGET] [zutreffende Bezugnahme einfugen] Geschaftstag (wie in ss. 3 Absatz [(1)] [und] [(2)] definiert) sowie jeder Borse, an der die betreffenden Schuldverschreibungen zu diesem Zeitpunkt notiert sind und deren Regeln eine Mitteilung an die Borse verlangen, baldmoglichst nach der Bestimmung, aber keinesfalls spater als am ersten Tag der jeweiligen Zinsperiode mitgeteilt werden. Im Fall einer Verlangerung oder Verkurzung der Zinsperiode konnen der mitgeteilte Zinsbetrag und Zinszahlungstag ohne Vorankundigung nachtraglich abgeandert (oder andere geeignete Anpassungsregelungen getroffen) werden. Jede solche Anderung wird umgehend allen Borsen, an denen die Schuldverschreibungen zu diesem Zeitpunkt notiert sind, sowie den Glaubigern gemass ss. 11 mitgeteilt.

[(6)] Verbindlichkeit der Festsetzungen. Alle Bescheinigungen, Mitteilungen, Gutachten, Festsetzungen, Berechnungen, Quotierungen und Entscheidungen, die von der Berechnungsstelle fur die Zwecke dieses ss. 3 gemacht, abgegeben, getroffen oder eingeholt werden, sind (sofern nicht ein offensichtlicher Irrtum vorliegt) fur die Emittentin, die Registerstelle, die Zahlstellen und die Glaubiger bindend.

[(7)] Auflaufende Zinsen. Sollte die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlosen, endet die Verzinsung des ausstehenden Nennbetrags der Schuldverschreibungen nicht am Falligkeitstag, sondern erst mit Ablauf des Tages, der dem Tag der tatsachlichen Ruckzahlung der Schuldverschreibungen vorangeht. Der jeweils geltende Zinssatz ist der gesetzlich festgelegte Satz fur Verzugszinsen.]

[Im Falle von Nullkupon-Schuldverschreibungen einfugen:

(1) Keine periodischen Zinszahlungen. Es erfolgen wahrend der Laufzeit keine periodischen Zinszahlungen auf die Schuldverschreibungen.

(2) Auflaufende Zinsen. Sollte die Emittentin die Schuldverschreibungen bei Falligkeit nicht einlosen, fallen auf den ausstehenden Nennbetrag der Schuldverschreibungen ab dem Falligkeitstag (einschliesslich) bis zum Tag der tatsachlichen Ruckzahlung (ausschliesslich) Zinsen in Hohe des gesetzlich festgelegten Satzes fur Verzugszinsen(3) an.]

[Im Falle von Doppelwahrungs-Schuldverschreibungen, indexierten
Schuldverschreibungen, Raten-Schuldverschreibungen oder Schuldverschreibungen mit anderen Zinsberechnungsmethoden anwendbare Bestimmungen hinsichtlich Zinsen hier einfugen.]

[(o)] Zinstagequotient. "Zinstagequotient" bezeichnet im Hinblick auf die Berechnung eines Zinsbetrages auf eine Schuldverschreibung fur einen beliebigen Zeitraum (der "Zinsberechnungszeitraum"):

[im Falle von Actual/Actual (ISMA Regelung 251) einfugen: (a) wenn der Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode) kurzer ist als die Feststellungsperiode (wie nachstehend definiert), in die das Ende des Zinsberechnungszeitraumes fallt, oder ihr entspricht, die Anzahl der Tage in dem betreffenden Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode), geteilt durch das Produkt
(i) der Anzahl der Tage in der Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr; oder

(b) wenn der Zinsberechnungszeitraum (einschliesslich des ersten, aber ausschliesslich des letzten Tages dieser Periode) langer ist als die Feststellungsperiode, in die das Ende des Zinsberechnungszeitraumes fallt, die Summe (A) der Anzahl der Tage in dem Zinsberechnungszeitraum, die in die Feststellungsperiode fallen, in welcher der Zinsberechnungszeitraum beginnt, geteilt durch das Produkt (i) der Anzahl der Tage in dieser Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr und (B) der Anzahl der Tage in dem Zinsberechnungszeitraum, die in die nachste Feststellungsperiode fallen, geteilt durch das Produkt (i) der Anzahl der Tage in dieser Feststellungsperiode und (ii) der Anzahl der Feststellungstermine (wie in ss. 3 (1) definiert) in einem Kalenderjahr.

_____________________________

3 Der gesetzliche Verzugszinssatz betragt fur das Jahr funf Prozentpunkte uber dem von der Deutschen Bundesbank fur die Zeitraume ab dem 1. Januar bzw. ab dem 1. Juli eines jeden Jahres veroffentlichten Basiszinssatz, ss.ss. 288 Absatz 1, 247 Absatz 1 BGB.

"Feststellungsperiode" ist die Periode ab einem Feststellungstermin (einschliesslich desselben) bis zum nachsten Feststellungstermin
(ausschliesslich desselben).]

[andere relevante Actual/Actual-Methode nach ISMA einfugen]

[Im Falle von Actual/Actual (ISDA) einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 365 (oder, falls ein Teil dieses Zinsberechnungszeitraumes in ein Schaltjahr fallt, die Summe aus (A) der tatsachlichen Anzahl der in das Schaltjahr fallenden Tage des Zinsberechnungszeitraumes, dividiert durch 366, und (B) die tatsachliche Anzahl der nicht in das Schaltjahr fallenden Tage des Zinsberechnungszeitraumes, dividiert durch 365).]

[im Falle von Actual/365 (Fixed) einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 365.]

[im Falle von Actual/360 einfugen: die tatsachliche Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 360.]

[im Falle von 30/360, 360/360 oder Bond Basis einfugen: die Anzahl von Tagen im Zinsberechnungszeitraum, dividiert durch 360, wobei die Anzahl der Tage auf der Grundlage eines Jahres von 360 Tagen mit zwolf Monaten zu je 30 Tagen zu ermitteln ist (es sei denn, (A) der letzte Tag des Zinsberechnungszeitraums fallt auf den 31. Tag eines Monats, wahrend der erste Tag des Zinsberechnungszeitraumes weder auf den 30. noch auf den 31. Tag eines Monats fallt, in welchem Fall der diesen Tag enthaltende Monat nicht als ein auf 30 Tage gekurzter Monat zu behandeln ist, oder (B) der letzte Tag des Zinsberechnungszeitraumes fallt auf den letzten Tag des Monats Februar, in welchem Fall der Monat Februar nicht als ein auf 30 Tage verlangerter Monat zu behandeln ist).]

[im Falle von 30E/360 oder Eurobond Basis einfugen: die Anzahl der Tage im Zinsberechnungszeitraum, dividiert durch 360 (wobei die Anzahl der Tage auf der Grundlage eines Jahres von 360 Tagen mit 12 Monaten zu 30 Tagen zu ermitteln ist, und zwar ohne Berucksichtigung des Datums des ersten oder letzten Tages des Zinsberechnungszeitraumes, es sei denn, dass im Falle des letzten Zinsberechnungszeitraumes der letzte Tag dieses Zinsberechnungszeitraumes der letzte Tag des Monats Februar ist, in welchem Fall der Monat Februar nicht als ein auf 30 Tageverlangerter Monat zu behandeln ist.]

                                      ss. 4
                                    ZAHLUNGEN

(1) Zahlungen. (a) Zahlungen von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon Schuldverschreibungen sind, einfugen: und Zinsen] auf die Schuldverschreibungen erfolgen an den eingetragenen Inhaber der Globalurkunden in US-Dollar [im Falle von nicht in US-Dollar denominierten Schuldverschreibungen einfugen: oder der Designierten Wahrung nach Massgabe der nachfolgenden Bestimmungen]. Zahlungen von Kapital erfolgen gegen Einreichung der Globalurkunden bei der Zahlstelle (ss. 6).


[Im Falle von nicht in US-Dollar denominierten Schuldverschreibungen einfugen:

(b) Glaubiger erhalten Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit sie nicht gemass den nachfolgend beschriebenen Verfahren Zahlungen in der Designierten Wahrung wahlen. Soweit Glaubiger fur eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben, wird der fur alle diese Glaubiger bei dieser Zahlung bestimmte Gesamtbetrag (der "Designierte Wahrungs-Umtauschbetrag") von oder im Auftrag der Hauptzahlstelle



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

in US-Dollar umgetauscht und durch Uberweisung in gleichtagig verfugbaren Mitteln an den eingetragenen Inhaber der Globalurkunden zur Auszahlung uber das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle oder in ihrem Auftrag vor oder um 11.00 Uhr Frankfurter Zeit am zweiten Umtauschgeschaftstag vor dem jeweiligen Zahlungstag fur den Kauf des Designierten Wahrungs-Umtauschbetrages durch die Hauptzahlstelle oder in ihrem Auftrag gegen US-Dollar zur Abrechnung an diesem Zahlungstag. "Umtauschgeschaftstag" ist jeder Tag, der ein New Yorker, [ein [anderen Ort einfugen] Geschaftstag] [und][,] [ein Frankfurter Geschaftstag] [und ein TARGET Geschaftstag] ist (Absatz (3)). Falls es einen derartigen Ankaufskurs nicht gibt, wird die Hauptzahlstelle oder ihr Beauftragter von einer im Devisenhandel fuhrenden Bank in New York, die von der Hauptzahlstelle oder ihrem Beauftragter zu diesem Zweck ausgewahlt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel fuhrenden Bank erhaltlich ist, erfolgt die Zahlung des [Designierte Wahrung einfugen]-Umtauschbetrages in der Designierten Wahrung auf das Konto oder die Konten, die der Hauptzahlstelle oder ihrem Beauftragter von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Hauptzahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Hauptzahlstelle fur bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Hauptzahlstelle vernunftigerweise in der Lage ist, diese Mittel wieder anzulegen.

(c) Ein Glaubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in der Designierten Wahrung wahlen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlasst, die Hauptzahlstelle zu dem nachfolgend bestimmten Zeitpunkt uber (i) die Wahl dieses Glaubigers, diese Zahlung ganz oder zum Teil in der Designierten Wahrung zu empfangen, und (ii) den Auftrag zur Uberweisung auf ein Designiertes Wahrungs-Konto zu benachrichtigen. Eine derartige Wahl hat fur die jeweilige Zahlung durch den DTC-Glaubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird und welche nach solchen Verfahrensregeln unwiderruflich ist. Die Benachrichtigung seitens der DTC uber diese Wahl, den Uberweisungsauftrag und den in der Designierten Wahrung gemass diesem Absatz (1)(c) zahlbaren Betrag muss bei der Hauptzahlstelle vor
17.00 Uhr (New Yorker Zeit) am funften New Yorker Geschaftstag (Absatz (3)) nach dem jeweiligen Stichtag (Absatz (2)) fur Zinsen und vor 17.00 Uhr (New Yorker
Zeit) am achten New Yorker Geschaftstag vor dem Zahlungstag (Absatz (4)) fur die Zahlung von Kapital eingegangen sein. Zahlungen in der Designierten Wahrung gemass diesem Absatz (1)(c) erfolgen durch Uberweisung von gleichtagig verfugbaren Mitteln auf die von der DTC bezeichneten Designierten Wahrungs-Konten.]

[(b)][(d)] Zahlungen der Emittentin an den eingetragenen Inhaber der Globalurkunden oder nach dessen Weisung befreien die Emittentin in Hohe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2) Stichtag. Der Stichtag (der "Stichtag") fur die Zwecke von Zahlungen (Absatz
(1)) von Kapital und Zinsen ist der der zehnte New Yorker Geschaftstag (Absatz
(3)) vor dem jeweiligen Falligkeitstag.

(3) Geschaftstage. [[Im Falle von nicht in US-Dollar denominierten Schuldverschreibungen einfugen: Ist ein Falligkeitstag fur die Zahlung von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon-Schuldverschreibungen sind, einfugen: oder Zinsen] in [Designierte Wahrung einfugen] bezuglich einer Schuldverschreibung [kein [Ort einfugen] Geschaftstag][oder] [kein TARGET Geschaftstag], so wird die betreffende Zahlung erst am nachfolgenden [Ort einfugen] Geschaftstag] [und] [TARGET Geschaftstag] geleistet, ohne dass wegen dieser Zahlungsverzogerung zusatzliche Zinsen gezahlt werden.] Ist ein Falligkeitstag fur die



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

Zahlung von Kapital [im Falle von Schuldverschreibungen, die keine Nullkupon-Anleihen sind, einfugen: oder Zinsen] in US-Dollar kein New Yorker Geschaftstag [oder][,] [kein [anderen Ort einfugen] Geschaftstag][oder kein TARGET Geschaftstag], so wird die betreffende Zahlung erst am nachfolgenden New Yorker [und][,] [anderen Ort einfugen] Geschaftstag][und TARGET Geschaftstag] geleistet, ohne dass wegen dieser Zahlungsverzogerung zusatzliche Zinsen gezahlt werden.] Ein "New Yorker Geschaftstag" ist jeder Tag, an dem Geschaftsbanken in New York nicht zur Schliessung des Geschafts verpflichtet oder ermachtigt sind. ["[anderen Ort hier einfugen] Geschaftstag" ist jeder Tag (der nicht ein Samstag oder Sonntag ist), an dem Geschaftsbanken in [anderen Ort einfugen] fur Geschafte (einschliesslich Devisen- und Sortengeschafte) geoffnet sind.] ["TARGET Geschaftstag" ist jeder Tag an dem das Trans-European Automated Real-time Gross Settlement Express Transfer System (TARGET) in Betrieb ist.] [andere relevante "Geschaftstagskonvention" einfugen]

(4) Zahlungstag und Falligkeitstag. Im Sinne dieser Anleihebedingungen ist "Zahlungstag" der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemass Absatz (3), die Zahlung tatsachlich zu leisten ist, und
"Falligkeitstag" der vorgesehene Zahlungstermin ohne Berucksichtigung einer solchen Anpassung.

(5) Bezugnahmen auf Kapital. Bezugnahmen in diesen Emissionsbedingungen auf Kapital der Schuldverschreibungen schliessen, soweit anwendbar, die folgenden Betrage ein: den Ruckzahlungsbetrag der Schuldverschreibungen[,] [falls die Emittentin das Wahlrecht hat, die Schuldverschreibungen vorzeitig zuruckzuzahlen, einfugen: den Wahl-Ruckzahlungsbetrag (Call) der Schuldverschreibungen[,]] [falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen: den Wahl-Ruckzahlungsbetrag (Put) der Schuldverschreibungen[,]] [im Falle von Nullkupon-Schuldverschreibungen einfugen: den Amortisationsbetrag der Schuldverschreibungen[,]] [im Falle von Raten-Schuldverschreibungen einfugen: die auf die Schuldverschreibungen anwendbare(n) Rate(n)] sowie jeden Aufschlag sowie sonstige auf oder in Bezug auf die Schuldverschreibungen zahlbaren Betrage.

(6) Hinterlegung von Kapital und Zinsen. Die Emittentin ist berechtigt, beim Amtsgericht Frankfurt am Main Zins- oder Kapitalbetrage zu hinterlegen, die von den Glaubigern nicht innerhalb von zwolf Monaten nach dem Falligkeitstag beansprucht worden sind, auch wenn die Glaubiger sich nicht in Annahmeverzug befinden. Soweit eine solche Hinterlegung erfolgt und auf das Recht der Rucknahme verzichtet wird, erloschen die diesbezuglichen Anspruche der Glaubiger gegen die Emittentin.

                                      ss. 5
                                   RUCKZAHLUNG

[(1) Ruckzahlung bei Endfalligkeit.]

[Im Falle von Schuldverschreibungen, die keine Raten-Schuldverschreibungen sind, einfugen: Soweit nicht zuvor bereits ganz oder teilweise zuruckgezahlt oder angekauft und entwertet, werden die Schuldverschreibungen zu ihrem Ruckzahlungsbetrag am [im Falle eines festgelegten Falligkeitstages, Falligkeitstag einfugen] [im Falle eines Ruckzahlungsmonats einfugen: in den [Ruckzahlungsmonat einfugen] fallenden Zinszahlungstag] (der "Falligkeitstag") zuruckgezahlt. Der Ruckzahlungsbetrag in Bezug auf



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

jede Schuldverschreibung entspricht [falls die Schuldverschreibungen zu ihrem Nennbetrag zuruckgezahlt werden einfugen: dem Nennbetrag der
Schuldverschreibungen] [ansonsten den Ruckzahlungsbetrag sind, einfugen: fur die jeweilige Stuckelung/Index und/oder Formel, wonach der Ruckzahlungsbetrag zu berechnen ist, einfugen].]

[Im Falle von Raten-Schuldverschreibungen einfugen: Soweit nicht zuvor bereits ganz oder teilweise zuruckgezahlt oder angekauft und entwertet, werden die Schuldverschreibungen an dem/den nachstehenden Ratenzahlungstermin(en) zu der/den folgenden Rate(n) zuruckgezahlt:

               Ratenzahlungstermin(e)                  Rate(n)
         [Ratenzahlungstermin(e) einfugen]         [Rate(n) einfugen]
         [_______________________________]      [________________________]
         [_______________________________]      [________________________]



[Falls die Emittentin das Wahlrecht hat, die Schuldverschreibungen vorzeitig zuruckzuzahlen, einfugen:

[(2)] Vorzeitige Ruckzahlung nach Wahl der Emittentin.

(a) Die Emittentin kann, nachdem sie gemass Absatz (b) gekundigt hat, die Schuldverschreibungen insgesamt oder teilweise am/an den Wahl-Ruckzahlungstag(en) (Call) zum/zu den Wahl-Ruckzahlungsbetrag/betragen
(Call), wie nachstehend angegeben, nebst etwaigen bis zum Wahl-Ruckzahlungstag
(Call) (ausschliesslich) aufgelaufenen Zinsen zuruckzahlen. [Bei Geltung eines Mindestruckzahlungsbetrages oder eines erhohten Ruckzahlungsbetrages einfugen: Eine solche Ruckzahlung muss in Hohe eines Nennbetrages von [mindestens [Mindestruckzahlungsbetrag einfugen]] [erhohter Ruckzahlungsbetrag] erfolgen.]


     Wahl-Ruckzahlungstag(e) (Call)      Wahl-Ruckzahlungsbetrag/betrage (Call)
 [Wahl-Ruckzahlungstag(e) einfugen]   [Wahl-Ruckzahlungsbetrag/betrage einfugen]
           [________]                              [________]
           [________]                              [________]

[Falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen: Der Emittentin steht dieses Wahlrecht nicht in Bezug auf eine Schuldverschreibung zu, deren Ruckzahlung bereits der Glaubiger in Ausubung seines Wahlrechts nach Absatz (3) dieses ss. 5 verlangt hat.]

(b) Die Kundigung ist den Glaubigern der Schuldverschreibungen durch die Emittentin gemass ss. 11 bekannt zu geben. Sie beinhaltet die folgenden
Angaben:

      (i)  die zuruckzuzahlende Serie von Schuldverschreibungen;

      (ii) eine Erklarung, ob diese Serie ganz oder teilweise zuruckgezahlt wird, und im letzteren Fall den Gesamtnennbetrag der zuruckzuzahlenden Schuldverschreibungen;



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

      (iii) den Wahl-Ruckzahlungstag (Call), der nicht weniger als [Mindestkundigungsfrist einfugen] und nicht mehr als
      [Hochstkundigungsfrist einfugen] Tage nach dem Tag der Kundigung durch die Emittentin gegenuber den Glaubigern liegen darf; und

      (iv) den Wahl-Ruckzahlungsbetrag (Call), zu dem die Schuldverschreibungen zuruck gezahlt werden.

(c) Wenn die Schuldverschreibungen nur teilweise zuruckgezahlt werden, werden die zuruckzuzahlenden Schuldverschreibungen in Ubereinstimmung mit den Regeln des Euro Clearing-Systems und DTC ausgewahlt.]

[Falls der Glaubiger ein Wahlrecht hat, die Schuldverschreibungen vorzeitig zu kundigen, einfugen:[(3)] Vorzeitige Ruckzahlung nach Wahl des Glaubigers.

(a) Die Emittentin hat eine Schuldverschreibung nach Ausubung des entsprechenden Wahlrechts durch den Glaubiger am/an den Wahl-Ruckzahlungstag(en) (Put) zum/zu den Wahl-Ruckzahlungsbetrag/betragen (Put), wie nachstehend angegeben, nebst etwaigen bis zum Wahl-Ruckzahlungstag (Put) (ausschliesslich) aufgelaufener Zinsen zuruckzuzahlen.


     Wahl-Ruckzahlungstag(e) (Put)     Wahl-Ruckzahlungsbetrag/betrage (Put)
  [Wahl-Ruckzahlungstag(e) einfugen]    [Wahl-Ruckzahlungsbetrag/betrage
                                                   einfugen]
           [________]                              [________]
           [________]                              [________]

Dem Glaubiger steht dieses Wahlrecht nicht in Bezug auf eine Schuldverschreibung zu, deren Ruckzahlung die Emittentin zuvor in Ausubung eines ihrer Wahlrechte nach diesem ss. 5 verlangt hat.

(b) Um dieses Wahlrecht auszuuben, hat der Glaubiger nicht weniger als [Mindestkundigungsfrist einfugen] Tage und nicht mehr als [Hochstkundigungsfrist einfugen] Tage vor dem Wahl-Ruckzahlungstag (Put), an dem die Ruckzahlung gemass der Ausubungserklarung (wie nachstehend definiert) erfolgen soll, bei der bezeichneten Geschaftsstelle der Hauptzahlstelle wahrend der normalen Geschaftszeiten eine ordnungsgemass ausgefullte Mitteilung zur vorzeitigen Ruckzahlung ("Ausubungserklarung") zu hinterlegen. Die Ausubung des Wahlrechts kann nicht widerrufen werden.]

[Im Falle von Schuldverschreibungen, die keine Nullkupon-Schuldverschreibungen sind, einfugen: [(4)] Vorzeitiger Ruckzahlungsbetrag.

Fur die Zwecke der Absatze (2) und (3) dieses ss. 5 entspricht der vorzeitige Ruckzahlungsbetrag einer Schuldverschreibung dem Ruckzahlungsbetrag.]

[Im Falle von Nullkupon-Schuldverschreibungen einfugen:[(4)] Vorzeitiger Ruckzahlungsbetrag.

Fur die Zwecke des Absatzes (2) dieses ss. 5 berechnet sich der vorzeitige Ruckzahlungsbetrag einer Schuldverschreibung wie folgt:

(a) Der vorzeitige Ruckzahlungsbetrag der Schuldverschreibung entspricht der Summe aus:

     (i) [Referenzpreis einfugen] (der "Referenzpreis"), und

     (ii) dem Produkt aus [Emissionsrendite in Prozent einfugen] (die "Emissionsrendite") und dem Referenzpreis ab dem [Tag der Begebung einfugen] (einschliesslich) bis zum vorgesehenen Ruckzahlungstag (ausschliesslich) oder (je nachdem) dem Tag, an dem die Schuldverschreibungen fallig und ruckzahlbar werden, wobei die Emissionsrendite jahrlich kapitalisiert wird.

     Wenn diese Berechnung fur einen Zeitraum, der nicht vollen Kalenderjahren entspricht, durchzufuhren ist, hat sie im Fall des nicht vollstandigen Jahres (der "Zinsberechnungszeitraum") auf der Grundlage des
     Zinstagequotienten (wie vorstehend in ss. 3 definiert) zu erfolgen.

(b) Falls die Emittentin den vorzeitigen Ruckzahlungsbetrag bei Falligkeit nicht zahlt, wird er wie vorstehend beschrieben berechnet, jedoch mit der
Massgabe, dass die Bezugnahmen in Unterabsatz (a)(ii) auf den fur die Ruckzahlung vorgesehenen Ruckzahlungstag oder den Tag, an dem diese Schuldverschreibungen fallig und ruckzahlbar werden, durch den Tag ersetzt werden, an dem die Ruckzahlung erfolgt.]

[Anstelle des Vorstehenden kann ein Ruckzahlungsplan, der die
Ruckzahlungsbetrage beinhaltet, hier eingefugt werden]

[Im Falle von Doppelwahrungs-Schuldverschreibungen, indexierten
Schuldverschreibungen oder Raten-Schuldverschreibungen anwendbare Bestimmungen hinsichtlich Kapital hier einfugen]



                                      ss. 6
                              VERRICHTUNGSGEHILFEN

(1) Bestellung; bezeichnete Geschaftsstelle. Die anfanglich bestellte Hauptzahlstelle [,] [und] [die anfanglich bestellte[n] Zusatzliche[n] Zahlstelle[n] (zusammen mit der Hauptzahlstelle, die "Zahlstellen")] [und die anfanglich bestellte Berechnungsstelle] und ihre bezeichnete[n]
Geschaftsstelle[n] [lautet] [lauten] wie folgt:

Hauptzahlstelle:                            Deutsche Bank Trust Company Americas
                                            Trust & Securities Services
                                            Global Debt Service
                                            60 Wall Street
                                            27th Floor - MS NY C60-2710
                                            New York, NY 10005, USA

                                            [Zusatzliche Zahlstelle[n],
                                            soweit anwendbar, einfugen]


[Falls die Hauptzahlstelle als Berechnungsstelle bestellt werden soll, einfugen:
Die Hauptzahlstelle handelt auch als Berechnungsstelle.]

[Falls eine Berechnungsstelle bestellt werden soll, die nicht die
Hauptzahlstelle ist, einfugen: Die Berechnungsstelle und ihre anfanglich bezeichnete Geschaftsstelle lauten:

Berechnungsstelle: [Namen und bezeichnete Geschaftsstelle einfugen]

Die Hauptzahlstelle [,] [und] [die Zusatzliche[n] Zahlstelle[n]] [und die Berechnungsstelle] [behalt] [behalten] sich das Recht vor, jederzeit mit Zustimmung der Emittentin ihre bezeichnete[n] Geschaftsstelle[n] durch eine andere bezeichnete Geschaftsstelle in derselben Stadt zu ersetzen und dies gemass ss. 11 bekannt zu machen.

(2) Anderung der Bestellung oder Abberufung. Die Emittentin behalt sich das Recht vor, jederzeit die Bestellung der Registerstelle [,] [oder] einer Zahlstelle [oder der Berechnungsstelle] zu andern oder zu beenden und eine andere Registerstelle oder [eine] zusatzliche oder andere Zahlstelle[n] [oder eine andere Berechnungsstelle] zu bestellen. Die Emittentin wird zu jedem Zeitpunkt (i) eine Registerstelle unterhalten, (ii) eine Zahlstelle mit einer Geschaftsstelle in einer kontinentaleuropaischen Stadt unterhalten[,] [und]
(iii) eine US-Zahlstelle mit einer Geschaftstelle in New York unterhalten [im Falle von Schuldverschreibungen, die an einer Borse notiert sind, einfugen:[,] [und] (iv) solange die Schuldverschreibungen an der [Name der Borse] notiert sind, eine Zahlstelle (die die Registerstelle sein kann) mit bezeichneter Geschaftsstelle in [Sitz der Borse] und/oder an solchen anderen Orten unterhalten, wie es die Regeln dieser Borse verlangen] [falls eine Berechnungsstelle bestellt werden soll, einfugen: und (v) eine Berechnungsstelle unterhalten]. Die Emittentin versichert, dass sie, wenn die EU-Richtlinie vom 3. Juni 2003 uber die Besteuerung von Zinsertragen oder irgend eine andere EU-Richtlinie, die die Ergebnisse des ECOFIN Gruppentreffen vom 26.-27 November 2000 umsetzt, wirksam wird, sicherstellen wird, dass sie eine Zahlstelle in einem EU-Mitgliedsstaat unterhalt, die nicht zum Einbehalt oder zum Abzug von Steuern aufgrund genannter Richtlinien verplichtet ist, soweit dies in einem Mitgliedsstaat der Europaischen Union moeglich und rechtlich zulaessig ist. Jede Anderung, Abberufung, Bestellung oder ein sonstiger Wechsel wird nur wirksam (ausser im Insolvenzfall, in dem eine solche Anderung sofort wirksam wird), sofern die Glaubiger hieruber gemass ss. 11 vorab unter Einhaltung einer Frist von mindestens 30 und nicht mehr als 45 Tagen informiert wurden.

(3) Erfullungsgehilfen der Emittentin. Die Hauptzahlstelle [,] [und] [die Zusatzliche[n] Zahlstelle[n]] [und die Berechnungsstelle] [handelt] [handeln] ausschliesslich als Erfullungsgehilfe[n] der Emittentin und [ubernimmt] [ubernehmen] keinerlei Verpflichtungen gegenuber den Glaubigern und es wird kein Auftrags- oder Treuhandverhaltnis zwischen [ihr] [ihnen] und den Glaubigern begrundet.

                                      ss. 7
                                     STEUERN

Samtliche auf die Schuldverschreibungen zu zahlenden Betrage werden unter Einbehalt oder Abzug von Steuern oder sonstigen Abgaben geleistet, falls ein solcher Einbehalt oder Abzug gesetzlich vorgeschrieben ist. Im Falle eines solchen Einbehalts oder Abzugs ist die Emittentin nicht verpflichtet, irgendwelche zusatzlichen Betrage auf die Schuldverschreibungen zu leisten.

                                      ss. 8
              VORLEGUNGSFRIST, ERSETZUNG VON SCHULDVERSCHREIBUNGEN

Die in ss. 801 Absatz 1 Satz 1 BGB bestimmte Vorlegungsfrist wird fur die Schuldverschreibungen auf zehn Jahre verkurzt.

                                      ss. 9
                                    ERSETZUNG

(1) Ersetzung. Die Emittentin ist jederzeit berechtigt, ohne Zustimmung der Glaubiger jedes andere Unternehmen an ihrer Stelle als Hauptschuldnerin (die "Nachfolgeschuldnerin") fur alle Verpflichtungen aus und im Zusammenhang mit diesen Schuldverschreibungen einzusetzen, vorausgesetzt, dass:

(a) die Nachfolgeschuldnerin alle Rechte und Verpflichtungen der Emittentin in Bezug auf die Schuldverschreibungen ubernimmt;

(b) die Emittentin und die Nachfolgeschuldnerin alle erforderlichen Genehmigungen erlangt haben und berechtigt sind, an die Hauptzahlstelle die zur Erfullung der Zahlungsverpflichtungen aus den Schuldverschreibungen zahlbaren Betrage in der hierin festgelegten Wahrung zu zahlen, ohne verpflichtet zu sein, jeweils in dem Land oder in den Landern, in denen die Nachfolgeschuldnerin ihren Sitz oder Steuersitz hat, erhobene Steuern oder andere Abgaben jeder Art abzuziehen oder einzubehalten, die zum Zeitpunkt des Inkrafttretens der Ersetzung den Betrag an Steuern oder Abgaben ubersteigen, die in dem Land oder in den Landern, in denen die Emittentin ihren Sitz oder Steuersitz hat, einbehalten oder abgezogen werden;

[Im Falle von nicht nachrangigen Schuldverschreibungen einfugen: (c) die
         Emittentin unwiderruflich und unbedingt gegenuber den Glaubigern die Zahlung aller von der Nachfolgeschuldnerin auf die Schuldverschreibungen zahlbaren Betrage zu Bedingungen garantiert, die den Bedingungen der im Agency Agreement vom 22 Marz 2005 zwischen der Emittentin, der Deutsche Bank Aktiengesellschaft und der Hauptzahlstelle, auf deren Grundlage die Schuldverschreibungen begeben werden, enthaltenen Garantie hinsichtlich nicht nachrangiger Schuldverschreibungen der Emittentin entsprechen;]

[Im Falle von nachrangigen Schuldverschreibungen einfugen:(c) hinsichtlich der von der Nachfolgeschuldnerin bezuglich der Schuldverschreibungen ubernommenen Verpflichtungen der Nachrang zu mit den Bedingungen der Schuldverschreibungen ubereinstimmenden Bedingungen begrundet wird und
         (i) die Nachfolgeschuldnerin ein Tochterunternehmen der Emittentin im Sinne der ss.ss. 1 Absatz 7 und 10 Absatz 5a Satz 11 des Kreditwesengesetzes ist, (ii) die Nachfolgeschuldnerin eine Einlage in Hohe eines Betrages, der dem Gesamtnennbetrag der Schuldverschreibungen entspricht, bei der Emittentin vornimmt und zwar zu Bedingungen, die den Emissionsbedingungen (einschliesslich hinsichtlich der Nachrangigkeit) entsprechen, und (iii) die Emittentin unwiderruflich und unbedingt gegenuber den Glaubigern die Zahlung aller von der Nachfolgeschuldnerin auf die Schuldverschreibungen zahlbaren Betrage zu Bedingungen garantiert, die den Bedingungen der im Agency Agreement vom 22 Marz 2005 zwischen der Emittentin, der Deutsche Bank Aktiengesellschaft und der Hauptzahlstelle, auf deren Grundlage die Schuldverschreibungen begeben werden, enthaltenen Garantie hinsichtlich nachrangiger Schuldverschreibungen der Emittentin entsprechen;]

(d) die Glaubiger als Folge der Ersetzung nicht den Schutz der Gewahrtragerhaftung nach Artikel 5 Absatz 2 des Gesetzes uber die Landeskreditbank Baden-Wurttemberg - Forderbank (das "Gesetz"), der Anstaltslast des Landes Baden-Wurttemberg gemass Artikel 5 Absatz 1 des Gesetzes und der ausdrucklichen Garantie des Landes Baden-Wurttemberg gemass Artikel 5 Absatz 3 des Gesetzes, in der zum Zeitpunkt des Wirksamwerdens der Ersetzung jeweils gultigen Fassung, oder einer gleichwertigen

         Verpflichtung des Landes Baden-Wurttemberg oder der Bundesrepublik Deutschland, die eine solche Gewahrtragerhaftung, Anstaltslast oder Garantie ersetzt, verlieren; und

(e) der Hauptzahlstelle jeweils ein Rechtsgutachten bezuglich der betroffenen Rechtsordnungen von anerkannten Rechtsanwalten vorgelegt wird, das bestatigt, dass die Bestimmungen in den vorstehenden Unterabsatzen (a)-(d) erfullt wurden.

(2) Anderung von Bezugnahmen. Im Fall einer Ersetzung gilt jede Bezugnahme in diesen Emissionsbedingungen auf die Emittentin ab dem Zeitpunkt der Ersetzung als Bezugnahme auf die Nachfolgeschuldnerin.

(3) Bekanntmachung. Jede Ersetzung der Emittentin ist gemass ss. 10 bekannt zu machen. Die Ersetzung tritt durch eine derartige Bekanntmachung in Kraft. Die Emittentin (und im Falle einer wiederholten Anwendung dieses ss. 9, jede vorherige Nachfolgeschuldnerin) ist mit dem Datum der Veroffentlichung der Ersetzung von allen Verpflichtungen aus den Schuldverschreibungen befreit.

                                     ss. 10
                    BEGEBUNG WEITERER SCHULDVERSCHREIBUNGEN,
                              ANKAUF UND ENTWERTUNG

(1) Begebung weiterer Schuldverschreibungen. Die Emittentin ist berechtigt, jederzeit ohne Zustimmung der Glaubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tags der Begebung, des Verzinsungsbeginns und/oder des Ausgabepreises) in der Weise zu begeben, dass sie mit diesen Schuldverschreibungen eine einheitliche Serie bilden und den Gesamtnennbetrag der Schuldverschreibungen erhohen.

(2) Ankauf. Die Emittentin ist berechtigt, jederzeit Schuldverschreibungen im Markt oder anderweitig zu jedem beliebigen Preis anzukaufen. Die von der Emittentin erworbenen Schuldverschreibungen konnen nach Wahl der Emittentin von ihr gehalten, weiterverkauft oder bei der Hauptzahlstelle zwecks Entwertung eingereicht werden. Sofern diese Kaufe durch offentliches Angebot erfolgen, muss dieses Angebot allen Glaubigern gemacht werden.

(3) Entwertung. Samtliche vollstandig zuruckgezahlten oder gemass Absatz (2) zwecks Entwertung eingereichten Schuldverschreibungen sind unverzuglich zu entwerten und konnen nicht wiederbegeben oder wiederverkauft werden.

                                     ss. 11
                                  MITTEILUNGEN
(1) Bekanntmachung. Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, werden in folgenden Zeitungen veroffentlicht: (a) in mindestens einer fuhrenden Tageszeitung mit allgemeiner Verbreitung in der Bundesrepublik Deutschland [,] [und] [Luxemburg] [und] [andere Staaten einfugen]] (voraussichtlich die Borsen-Zeitung [,] [und] [das Luxemburger Wort] [das Tageblatt][und [andere Tageszeitungen mit allgemeiner Verbreitung hier einfugen]]) und (b) in einer in englischer Sprache erscheinenden und in New York allgemein verbreiteten fuhrenden Tageszeitung (voraussichtlich das Wall Street Journal). Samtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veroffentlichung folgt oder, sofern die Veroffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veroffentlichung folgt.

(2) Mitteilungen an DTC. Die Emittentin ist berechtigt, eine Zeitungsveroffentlichung nach vorstehendem Absatz 1 durch eine Mitteilung an DTC zur Weiterleitung an die Glaubiger, die die Schuldverschreibungen durch DTC halten, zu ersetzen, vorausgesetzt, dass in Fallen, in denen die Schuldverschreibungen an einer Borse notiert sind, die Regeln dieser Borse diese Form der Mitteilung zulassen. Jede derartige Mitteilung gilt am vierten Tag nach dem Tag der Mitteilung an DTC als den Glaubigern mitgeteilt.

(3) Sollte eine Mitteilung durch Zeitungsveroffentlichung nach vorstehendem Absatz (1) und auch durch Mitteilung gemaess Absatz 2 erfolgen, so wird jede derartige Mitteilung am dritten Tag, der auf die Veroffentlichung folgt wirksam oder, sofern die Veroffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veroffentlichung folgt.


                                     ss. 12
                               ANWENDBARES RECHT,
                  GERICHTSSTAND UND GERICHTLICHE GELTENDMACHUNG

(1) Anwendbares Recht. Form und Inhalt der Schuldverschreibungen sowie die Rechte und Pflichten der Emittentin, der Glaubiger und der Erfullungsgehilfen bestimmen sich in jeder Hinsicht nach deutschem Recht. Ubertragungen und Verpfandungen von bei DTC verwahrten Schuldverschreibungen, die zwischen DTC-Teilnehmern und zwischen der DTC und DTC-Teilnehmern durchgefuhrt werden, unterliegen dem Recht des Staates New York.

(2) Gerichtsstand. Zustandig fur samtliche Klagen oder sonstige Verfahren ("Rechtsstreitigkeiten") aus oder im Zusammenhang mit den Schuldverschreibungen sind die Gerichte in Frankfurt am Main, Deutschland. Fur Rechtsstreitigkeiten unter ausschliesslicher Beteiligung von Kaufleuten, juristischen Personen des offentlichen Rechts, offentlich-rechtlichen Sondervermogen und Personen ohne allgemeinen Gerichtsstand in Deutschland ist dieser Gerichtsstand ausschliesslich gemass ss. 38 ZPO; im Ubrigen ist der Gerichtsstand nicht ausschliesslich.

(3) Gerichtliche Geltendmachung. Jeder Glaubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Glaubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Glaubigers bezeichnet, (ii) einen Gesamtnennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Glaubigers gutgeschrieben sind, und (iii) bestatigt, dass die Depotbank der DTC sowie der Hauptzahlstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemass (i) und (ii) enthalt , und Bestatigungsvermerke der DTC sowie des DTC-Teilnehmers tragt, sowie (b) einer von einem Vertretungsberechtigen der DTC oder der Hauptzahlstelle beglaubigten Ablichtung der Globalurkunde. Im Sinne der vorstehenden Bestimmungen ist "Depotbank" eine Bank- oder sonstiges Finanzinstitut (einschliesslich DTC und jedes anderen Clearing Systems, das eine Kontenverbindung DTC unterhalt) von allgemein anerkanntem Ansehen, das eine Genehmigung fur das Wertpapier-Depotgeschaft hat und bei dem der Glaubiger Schuldverschreibungen im Depot verwahren lasst.

                                     ss. 13
                                     SPRACHE

[Falls die Emissionsbedingungen in deutscher Sprache mit einer Ubersetzung in die englische Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind in deutscher Sprache abgefasst. Eine Ubersetzung in die englische Sprache ist beigefugt. Der deutsche Text ist bindend und massgeblich. Die Ubersetzung in die englische Sprache ist unverbindlich.]


[Falls die Emissionsbedingungen in englischer Sprache mit einer Ubersetzung in die deutsche Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind in englischer Sprache abgefasst. Eine Ubersetzung in die deutsche Sprache ist beigefugt. Der englische Text ist bindend und massgeblich. Die Ubersetzung in die deutsche Sprache ist unverbindlich.]



[Falls die Emissionsbedingungen ausschliesslich in deutscher Sprache abgefasst sind, einfugen: Diese Emissionsbedingungen sind ausschliesslich in deutscher Sprache abgefasst.]

                                                                     SCHEDULE 2A
                                                                     -----------
                                                                        PART 1-I
                                                                        --------
                             English Version of the
                  FORM OF THE EURO CLEARING SYSTEM GLOBAL NOTE
        [insert Designated Currency and principal amount of Global Note]

ISIN o                                             Common Code o
CUSIP o                                            WKN o


                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                     Karlsruhe, Federal Republic of Germany

                            o o o% Global Notes due o

THIS CERTIFICATE HAS BEEN CREATED IN ORDER TO BE HELD IN CUSTODY BY o (THE "DEPOSITARY") AND TO SERVE AS THE BASIS FOR THE DELIVERY AND TRANSFER OF NOTES TO BE HELD IN THE DEPOSITARY AND CLEARING SYSTEM OF THE DEPOSITARY THROUGHOUT THE LIFE OF THE NOTES. THIS CERTIFICATE WILL BE KEPT IN CUSTODY BY o UNTIL ALL OBLIGATIONS OF THE ISSUER UNDER THE NOTES HAVE BEEN SATISFIED. ALL PAYMENTS MADE BY THE ISSUER TO o SHALL DISCHARGE THE LIABILITY OF THE ISSUER UNDER THE NOTES TO THE EXTENT OF THE SUMS SO PAID.

                            GLOBAL BEARER CERTIFICATE
                       representing a principal amount of
                                 up to o o(o o)

of the o % Global Notes due o in the aggregate principal amount of o o (o o), issued by Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer").

This Global Note represents up to o notes in the principal amount of o each (the "Notes"). It has been issued by the Issuer as a bearer instrument and has been deposited with ? in order to permit delivery and transfer of Notes within the depositary and clearing system of o. Definitive notes representing individual Notes and interest coupons shall not be issued.

The actual number of Notes represented from time to time by this Global Note shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Aktiengesellschaft (the "Register"), or any successor in such capacity appointed by the Issuer, acting as registrar (the "Registrar") on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to the bearer hereof the amounts payable in respect of the Notes represented by this Global Note in accordance with the Terms and Conditions of the Notes (the "Conditions") attached hereto.

The Conditions form part of this Global Note.

This Global Note is only valid if it has been provided with the manual authentication signature on behalf of the Principal Paying Agent.

Karlsruhe, Federal Republic of Germany
o 200o



                            LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


                                 By:
                                      ------------------------------------------
                                 Name:
                                 Title:



                                 By:
                                      ------------------------------------------
                                 Name:
                                 Title:



Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft
as Principal Paying Agent



By:
   ------------------
   Authorized Officer

                                                                     SCHEDULE 2A
                                                                     -----------
                                                                       PART 1-II
                                                                       ---------
                              German Version of the
                  FORM OF THE EURO CLEARING SYSTEM GLOBAL NOTE
        [insert Designated Currency and principal amount of Global Note]

ISIN o                                             Common Code o
CUSIP o                                            WKN o



                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                      Karlsruhe, Bundesrepublik Deutschland

                          o o o% Globalanleihe fallig o

DIESE SAMMELSCHULDVERSCHREIBUNG IST ERSTELLT WORDEN, UM WAHREND DER GESAMTEN LAUFZEIT DER SCHULDVERSCHREIBUNGEN VON o ("VERWAHRER") VERWAHRT ZU WERDEN UND ALS GRUNDLAGE FUR DIE LIEFERUNG UND UBERTRAGUNG VON SCHULDVERSCHREIBUNGEN IM VERWAHR- UND EFFEKTENGIROSYSTEM DES VERWAHRERS ZU DIENEN. DIESE SAMMELSCHULDVERSCHREIBUNG WIRD VON o VERWAHRT, BIS SAMTLICHE VERPFLICHTUNGEN DER EMITTENTIN AUS DEN SCHULDVERSCHREIBUNGEN ERFULLT SIND. ZAHLUNGEN DER EMITTENTIN AN o BEFREIEN DIE EMITTENTIN IN HOHE DER GELEISTETEN ZAHLUNGEN VON IHREN VERBINDLICHKEITEN AUS DEN SCHULDVERSCHREIBUNGEN.

                        INHABER-SAMMELSCHULDVERSCHREIBUNG
                            uber einen Nennbetrag von
                                bis zu o o (o o)

der o % Globalanleihe fallig o im Gesamtnennbetrag von o o (o o) der Landeskreditbank Baden-Wurttemberg - Forderbank (die "Emittentin").

Diese Sammelschuldverschreibung verbrieft bis zu o Teilschuldverschreibungen im Nennbetrag von je o (die "Schuldverschreibungen"). Sie ist von der Emittentin als Inhaberurkunde begeben und bei o zur Verwahrung eingeliefert worden, um die Lieferung und Ubertragung von Schuldverschreibungen im Verwahr- und Effektengirosystem der o zu ermoglichen. Effektive Urkunden uber einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.

Die tatsachliche Zahl der in dieser Sammelschuldverschreibung jeweils verbrieften Schuldverschreibungen ergibt sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche Bank Aktiengesellschaft (das "Register"), die als Registerstelle fur die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die "Registerstelle"). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, ausser im Falle eines offenkundigen Irrtums, massgeblich.

Die Emittentin verpflichtet sich hiermit, dem Inhaber dieser Urkunde die auf die durch diese Urkunde verbrieften Schuldverschreibungen zahlbaren Betrage gemass der beigefugten Anleihebedingungen (die "Anleihebedingungen") zu zahlen.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Hauptzahlstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Karlsruhe, Bundesrepublik Deutschland
o 200o

         LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


                        ------------------------
                        Name:
                        Position:


                        ------------------------
                        Name:
                        Position:

Kontrollunterschrift
(geleistet im Namen der
 Deutsche Bank Aktiengesellschaft
als Hauptzahlstelle)



----------------------------
Unterschriftsbefugte Person

                                                                     SCHEDULE 2A
                                                                     -----------
                                                                        PART 2-I
                                                                        --------
                             English Version of the
                           FORM OF THE DTC GLOBAL NOTE
        [insert Designated Currency and principal amount of Global Note]


ISIN o                                             Common Code o
CUSIP o                                            WKN o


                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                     Karlsruhe, Federal Republic of Germany

                            o o o% Global Notes due o

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          GLOBAL REGISTERED CERTIFICATE
                       representing a principal amount of
                                 up to o o (o o)

of the o % Global Notes due o in the aggregate principal amount of o o (o o), issued by Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer").

This Global Note represents up to o notes in the principal amount of o each (the "Notes"). It has been issued by the Issuer as a registered global note to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes in book-entry form without physical delivery of definitive notes within that system. DTC and its successor, if any, as depositary for this Global Note shall herein also be referred to as the "Depositary". Definitive notes representing individual Notes and interest coupons shall not be issued.

The actual number of Notes represented from time to time by this Global Note shall be evidenced by the records of the Depositary, which in turn shall be based on the register maintained by Deutsche Bank Aktiengesellschaft (the "Register"), or any successor in such capacity appointed by the Issuer, acting as registrar (the "Registrar") on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.

The Issuer hereby undertakes to pay to Cede & Co. the amounts payable in respect of the Notes represented by this Global Note in accordance with the Terms and Conditions of the Notes (the "Conditions") attached hereto.

This Global Note may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Note.

This Global Note is only valid if it has been provided with the manual authentication signature on behalf of the U.S.-Paying Agent.

Karlsruhe, Federal Republic of Germany
o, 200o



                         LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas
as U.S.-Paying Agent



By:
   ------------------
   Authorized Officer

                                                                     SCHEDULE 2A
                                                                     -----------
                                                                       PART 2-II
                                                                       ---------
                              German Version of the
                           FORM OF THE DTC GLOBAL NOTE
        [insert Designated Currency and principal amount of Global Note]

ISIN o                                                Common Code o
CUSIP o                                               WKN o
No. R-o


                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                      Karlsruhe, Bundesrepublik Deutschland

                          o o o% Globalanleihe fallig o

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                        NAMENS-SAMMELSCHULDVERSCHREIBUNG
                            uber einen Nennbetrag von
                                bis zu o o (o o)

der o % Globalanleihe fallig o im Gesamtnennbetrag von o o (o o) der Landeskreditbank Baden-Wurttemberg - Forderbank (die "Emittentin").

Diese Sammelschuldverschreibung verbrieft bis zu o Teilschuldverschreibungen im Nennbetrag von je o (die "Schuldverschreibungen"). Sie ist von der Emittentin als Namens-Sammelschuldverschreibung an Cede & Co. als Beauftragte von The Depository Trust Company ("DTC") begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Ubertragung von Schuldverschreibungen innerhalb des Systems im Buchungswege ohne Lieferung effektiver Stucke zu ermoglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als "Verwahrer" bezeichnet. Effektive Urkunden uber einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.

Die tatsachliche Zahl der in dieser Sammelschuldverschreibung jeweils verbrieften Schuldverschreibungen ergibt sich aus den Unterlagen des Verwahrers, die ihrerseits beruhen auf dem Register der Deutsche Bank Aktiengesellschaft (das "Register"), die als Registerstelle fur die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die "Registerstelle"). Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, ausser im Falle eines offenkundigen Irrtums, massgeblich.

Die Emittentin verpflichtet sich hiermit, an Cede & Co. die auf die durch diese Globalurkunde verbrieften Schuldverschreibungen zahlbaren Betrage gemass der beigefugten Anleihebedingungen (die "Anleihebedingungen") zu zahlen.

Diese Sammelurkunde kann nur insgesamt ubertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Ubertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle gefuhrten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der US-Zahlstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Karlsruhe, Bundesrepublik Deutschland
o 200o

         LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


                        ------------------------
                        Name:
                        Position:


                        ------------------------
                        Name:
                        Position:

Kontrollunterschrift
(geleistet im Namen der
Deutsche Bank Trust Company Americas
als US-Zahlstelle)


---------------------------
Unterschriftsbefugte Person

                                                                     SCHEDULE 2B
                                                                     -----------
                                                                          PART I
                                                                          ------
                             English Version of the
                             FORM OF THE GLOBAL NOTE

        [insert Designated Currency and principal amount of Global Note]


ISIN o                                                 Common Code o
CUSIP o                                                WKN o
No. R-o

                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                     Karlsruhe, Federal Republic of Germany

                            o o o% Global Notes due o

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                          GLOBAL REGISTERED CERTIFICATE
                       representing a principal amount of
                               (amount in words o)
                                       (o)

of the o % Global Notes due o in the aggregate principal amount of (amount in words o (o)), issued by Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer").

This Global Note represents o notes in the principal amount of o each (the "Notes"). It has been issued by the Issuer as a registered global note to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes in book-entry form without physical delivery of definitive notes within that system. DTC and its successor, if any, as depositary for this Global Note shall herein also be referred to as the "Depositary".

The number of Notes represented by this Global Note shall be evidenced by the records of the Depositary.

The Issuer hereby undertakes to pay to Cede & Co. the amounts payable in respect of the Notes represented by this Global Note in accordance with the Terms and Conditions of the Notes (the "Conditions") attached hereto.

This Global Note may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by DTC.

The Conditions form part of this Global Note.

This Global Note is only valid if it has been provided with the manual authentication signature on behalf of the Principal Paying Agent.

Karlsruhe, Federal Republic of Germany
o 200o



                           LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:



Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas
as Principal Paying Agent



By:
   ------------------
   Authorized Officer

                                                                     SCHEDULE 2B
                                                                     -----------
                                                                         PART II
                                                                         -------
                              German Version of the
                             FORM OF THE GLOBAL NOTE

        [insert Designated Currency and principal amount of Global Note]


ISIN o                                                     Common Code o
CUSIP o                                                    WKN o
No. R-o


                 LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK
                      Karlsruhe, Bundesrepublik Deutschland

                          o o o% Globalanleihe fallig o

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                        NAMENS-SAMMELSCHULDVERSCHREIBUNG
                            uber einen Nennbetrag von
                              (Betrag in Worten o)
                                       (o)

der o % Globalanleihe fallig o im Gesamtnennbetrag von (Betrag in Worten o) (o) der Landeskreditbank Baden-Wurttemberg - Forderbank (die "Emittentin").

Diese Sammelschuldverschreibung verbrieft o Teilschuldverschreibungen im Nennbetrag von je o (die "Schuldverschreibungen"). Sie ist von der Emittentin als Namens-Sammelschuldverschreibung an Cede & Co. als Beauftragte von The Depository Trust Company ("DTC") begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Ubertragung von Schuldverschreibungen innerhalb des Systems im Buchungswege ohne Lieferung effektiver Stucke zu ermoglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als "Verwahrer" bezeichnet.

Die Zahl der in dieser Sammelschuldverschreibung verbrieften
Schuldverschreibungen ergibt sich aus den Unterlagen des Verwahrers.

Die Emittentin verpflichtet sich hiermit, an Cede & Co. die auf die durch diese Globalurkunde verbrieften Schuldverschreibungen zahlbaren Betrage gemass der beigefugten Anleihebedingungen (die "Anleihebedingungen") zu zahlen.

Diese Sammelurkunde kann nur insgesamt ubertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Ubertragung ist nur wirksam, wenn sie in den zu diesem Zweck von DTC gefuhrten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Sammelschuldverschreibung.

Diese Sammelschuldverschreibung ist nur wirksam, wenn sie mit der im Namen der Hauptzahlstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Karlsruhe, Bundesrepublik Deutschland
o, 200o

              LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK



                        ------------------------
                        Name:
                        Position:


                        ------------------------
                        Name:
                        Position:

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Trust Company Americas
als Hauptzahlstelle)


---------------------------
Unterschriftsbefugte Person

                                                                      SCHEDULE 3
                                                                      ----------
                         SPECIFIED OFFICES OF THE AGENTS

                        DUAL NOTE STRUCTURE REGISTRAR AND
                   DUAL NOTE STRUCTURE PRINCIPAL PAYING AGENT

                        Deutsche Bank Aktiengesellschaft
                           Trust & Securities Services
                       Grosse Gallusstrasse 10-14
                             60272 Frankfurt am Main
                                     Germany

                SINGLE NOTE STRUCTURE PRINCIPAL PAYING AGENT AND
                      DUAL NOTE STRUCTURE U.S.-PAYING AGENT

                      Deutsche Bank Trust Company Americas
                           Trust & Securities Services
                              Global Debt Services
                                 60 Wall Street
                            New York, New York 10005
                            United States of America

                                                                      SCHEDULE 4
                                                                      ----------
                                                                          PART I
                                                                          ------
                             English Version of the
                                FORM OF GUARANTEE
                TO BE ISSUED IN CASE OF A SUBSTITUTION OF ISSUER

                        [SENIOR] [SUBORDINATED] GUARANTEE

                                       of

                 Landeskreditbank Baden-Wurttemberg - Forderbank
                     Karlsruhe, Federal Republic of Germany,

 for the benefit of the holders of [insert description of Notes] (the "[Senior]
                             [Subordinated] Notes")

WHEREAS:

(A) Landeskreditbank Baden-Wurttemberg - Forderbank has substituted for itself [insert name of Substituted Debtor] (the "Substituted Debtor") as principal debtor in respect of all obligations arising from or in connection with the [Senior] [Subordinated] Notes under ss. 9 of the Terms and Conditions of the Notes (the "Conditions").

(B) Landeskreditbank Baden-Wurttemberg - Forderbank (the "Guarantor") wishes to guarantee the due payment of principal, interest and any other amounts payable in respect of any and all [Senior] [Subordinated] Notes.


IT IS AGREED AS FOLLOWS:

(1)(a) The Guarantor unconditionally and irrevocably guarantees to the holder of each [Senior] [Subordinated] Note (each a "Holder") the due and punctual payment of the principal of, and interest on, the [Senior] [Subordinated] Notes, and any other amounts which may be expressed to be payable under any [Senior] [Subordinated] Note, as and when the same shall become due, in accordance with the Conditions.

(b)      [In the case of Senior Notes, insert:
         This Senior Guarantee constitutes an unsecured and unsubordinated obligation of the Guarantor and ranks pari passu with all other unsecured and unsubordinated obligations of the Guarantor outstanding from time to time.]


         [In the case of Subordinated Notes, insert:
         The obligations of the Guarantor under this Subordinated Guarantee rank at least pari passu with all other subordinated obligations of the Guarantor. In the event of insolvency proceedings over the assets, or the liquidation, of the Guarantor(1), the obligations of the Guarantor under this Subordinated Guarantee will be subordinated to the claims of all unsubordinated creditors of the Guarantor until the claims of all unsubordinated creditors of the Guarantor shall have been satisfied in full. No Holder

____________________________

1 Pursuant to ss. 12 Insolvenzordnung (Insolvency Act) and ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz (Implementing Law of the State of Baden-Wurttemberg relating to the Federal Judicature Act), insolvency proceedings may not be instituted against L-Bank .

         may set off his claims arising under the Subordinated Notes or under the Subordinated Guarantee against any claims of the Guarantor. No security of whatever kind is, or shall at any time be, provided by the Guarantor or any other person securing rights of the Holders under the Subordinated Notes or under the Subordinated Guarantee. No subsequent agreement may limit the subordination pursuant to the provisions set out in this Clause (1)(b) or shorten the term of this Subordinated Guarantee to a date prior to the maturity of the Subordinated Notes. If payments are made by the Guarantor under this Subordinated Guarantee otherwise than in circumstances described in this Clause (1)(b), then the amounts paid must be returned to the Guarantor irrespective of any agreement to the contrary unless the amounts paid have been replaced by other liable capital (haftendes Eigenkapital) of at least equal status within the meaning of the German Banking Act (Kreditwesengesetz) or the Federal Supervisory Authority for Financial Services (Bundesanstalt fur Finanzdienstleistungsaufsicht) has consented to such prepayment.]

(c) All payments under this [Senior] [Subordinated] Guarantee shall be made with withholding or deduction of any present or future taxes or other duties if such withholding or deduction is required by law.

(d) The obligations of the Guarantor under this [Senior] [Subordinated] Guarantee (i) shall be separate and independent from the obligations of the Substituted Debtor under the [Senior] [Subordinated] Notes, (ii) shall exist irrespective of the legality, validity and binding effect or enforceability of the [Senior] [Subordinated] Notes, and (iii) shall not be affected by any event, condition or circumstance of whatever nature, whether factual or legal, save the full, definitive and irrevocable satisfaction of any and all payment obligations expressed to be assumed under the [Senior] [Subordinated] Notes.

(2) This [Senior] [Subordinated] Guarantee and all undertakings contained herein constitute a contract for the benefit of the Holders from time to time as third party beneficiaries pursuant to ss. 328(1) BGB (German Civil Code)(2). They give rise to the right of each such Holder to require performance of the obligations undertaken herein directly from the Guarantor, and to enforce such obligations directly against the Guarantor.

(3) The Principal Paying Agent does not act in a fiduciary or in any other similar capacity for the Holders.

(4) Terms used in this [Senior] [Subordinated] Guarantee and not otherwise defined herein shall have the meaning attributed to them in the Conditions, a copy of which is attached hereto.

(5) This [Senior] [Subordinated] Guarantee shall be governed by, and construed in accordance with, German law.

(6) This [Senior] [Subordinated] Guarantee is written in the German language and attached hereto is a non-binding English translation.

____________________________

2 An English language translation of ss. 328 (1) BGB (German Civil Code) reads as follows: "A contract may stipulate performance for the benefit of a third party, to the effect that the third party acquires the right directly to demand performance."

(7) The original version of this [Senior] [Subordinated] Guarantee shall be delivered to, and kept by, the Principal Paying Agent.

(8) Place of performance shall be Karlsruhe.

(9) The courts in Frankfurt am Main, Germany shall have jurisdiction for all legal proceedings ("Proceedings") arising out of or in connection with this [Senior] [Subordinated] Guarantee. The jurisdiction of such courts shall be exclusive according to Section 38 of the German Code of Civil Procedure (Zivilprozessordnung) for proceedings solely involving merchants (Kaufleute), legal persons under public law (juristische Personen des offentlichen Rechts), special funds under public law (offentlich-rechtliche Sondervermogen) or persons not subject to the general jurisdiction of the courts of Germany (Personen ohne allgemeinen Gerichtsstand), otherwise it shall be nonexclusive.

(10) On the basis of a copy of this [Senior] [Subordinated] Guarantee certified as being a true copy by a duly authorized officer of the Principal Paying Agent, each Holder may protect and enforce in his own name his rights arising under this [Senior] [Subordinated] Guarantee in any legal proceedings against the Guarantor or to which such Holder and the Guarantor are parties, without the need for production of this [Senior] [Subordinated] Guarantee in such proceedings.

Karlsruhe, [date]

Landeskreditbank Baden-Wurttemberg - Forderbank


-----------------------        -----------------------


We accept the terms of the above [Senior] [Subordinated] Guarantee without recourse, warranty or liability.

[place], [date]

[Deutsche Bank Aktiengesellschaft] [Deutsche Bank Trust Company Americas] as Principal Paying Agent

----------------------         -----------------------





                       (Terms and Conditions of the Notes)

                                                                      SCHEDULE 4
                                                                      ----------
                                                                         PART II
                                                                         -------
                              German Version of the
                                FORM OF GUARANTEE
                TO BE ISSUED IN CASE OF A SUBSTITUTION OF ISSUER

                   [NICHT NACHRANGIGE] [NACHRANGIGE] GARANTIE

                                       der

                 Landeskreditbank Baden-Wurttemberg - Forderbank
                     Karlsruhe, Bundesrepublik Deutschland,

  zugunsten der Glaubiger der [Beschreibung der Anleihe einfugen] (die "[nicht nachrangigen] [nachrangigen] Schuldverschreibungen"),


IM HINBLICK DARAUF, DASS:

(A) die Landeskreditbank Baden-Wurttemberg - Forderbank gemass ss. 9 der Emissionsbedingungen die [Namen der Nachfolgeschuldnerin einfugen] an ihre Stelle als Hauptschuldnerin fur samtliche Verpflichtungen aus oder im Zusammenhang mit den [nicht nachrangigen] [nachrangigen] Schuldverschreibungen eingesetzt hat,

(B) die Landeskreditbank Baden-Wurttemberg - Forderbank (die "Garantin") die ordnungsgemasse Zahlung von Kapital und Zinsen sowie von allen sonstigen Betragen, die auf die [nicht nachrangigen] [nachrangigen] Schuldverschreibungen zu zahlen sind, garantieren mochte,


WIRD FOLGENDES VEREINBART:

(1)(a) Die Garantin ubernimmt gegenuber jedem Glaubiger der [nicht nachrangigen] [nachrangigen] Schuldverschreibungen die unbedingte und unwiderrufliche Garantie fur die ordnungsgemasse und punktliche Zahlung bei Falligkeit gemass den Emissionsbedingungen von Kapital und Zinsen auf die [nicht nachrangigen] [nachrangigen]
         Schuldverschreibungen sowie von allen sonstigen Betragen, die gemass den Emissionsbedingungen auf die [nicht nachrangigen] [nachrangigen] Schuldverschreibungen zahlbar sind.

(b)      [Im Fall von nicht nachrangigen Schuldverschreibungen, einfugen:
         Diese nicht nachrangige Garantie begrundet eine unbesicherte und nicht nachrangige Verbindlichkeit der Garantin, die mit allen anderen jeweils bestehenden, nicht besicherten und nicht nachrangigen Verbindlichkeiten der Garantin gleichrangig ist.]


         [Im Fall von nachrangigen Schuldverschreibungen, einfugen:
         Die Verpflichtungen der Garantin aus dieser nachrangigen Garantie sind mit allen anderen nachrangigen Verbindlichkeiten der Garantin zumindest gleichrangig. Im Fall der Liquidation oder des Insolvenzverfahrens uber das Vermogen der Garantin(1)

_____________________________

1 Gemass ss. 12 Insolvenzverordnung und ss. 45 Baden-Wurttembergisches Ausfuhrungsgesetz zum Gerichtsverfassungsgesetz kann ein Insolvenzverfahren uber das Vermogen der L-Bank nicht eroffnet werden.

         gehen die Verbindlichkeiten der Garantin aus dieser nachrangigen Garantie den Anspruchen dritter Glaubiger der Garantin aus nicht nachrangigen Verbindlichkeiten im Range nach, so dass Zahlungen auf diese nachrangige Garantie solange nicht erfolgen, wie die Anspruche dieser dritten Glaubiger der Garantin aus nicht nachrangigen Verbindlichkeiten nicht vollstandig befriedigt sind. Kein Glaubiger ist berechtigt, mit Anspruchen aus den nachrangigen Schuldverschreibungen oder aus dieser nachrangigen Garantie gegen Anspruche der Garantin aufzurechnen. Fur die Rechte der Glaubiger aus den nachrangigen Schuldverschreibungen oder aus dieser nachrangigen Garantie ist diesen keine Sicherheit irgendwelcher Art durch die Garantin oder durch Dritte gestellt; eine solche Sicherheit wird auch zu keinem Zeitpunkt gestellt werden. Nachtraglich konnen der Nachrang gemass dieser Klausel
         (1)(b) nicht beschrankt sowie die Laufzeit der Garantie nicht auf ein Datum vor dem Falligkeitstag der nachrangigen Schuldverschreibungen verkurzt werden. Werden Zahlungen auf diese nachrangige Garantie von der Garantin unter anderen als in dieser Klausel (1)(b) Umstanden geleistet, so ist der gezahlte Betrag der Garantin ohne Rucksicht auf entgegenstehende Vereinbarungen zuruckzugewahren, sofern nicht der gezahlte Betrag durch die Einzahlung anderen, zumindest gleichwertigen haftenden Eigenkapitals im Sinne des Kreditwesengesetzes ersetzt worden ist oder die Bundesanstalt fur Finanzdienstleistungsaufsicht der vorzeitigen Zahlung zugestimmt hat.]

(c) Samtliche aufgrund dieser [nicht nachrangigen] [nachrangigen] Garantie zu zahlenden Betrage werden unter Einbehalt oder Abzug von Steuern oder sonstigen Abgaben geleistet, falls ein solcher Einbehalt oder Abzug gesetzlich vorgeschrieben ist.

(d) Die Verpflichtungen der Garantin aus dieser [nicht nachrangigen] [nachrangigen] Garantie (i) sind selbststandig und unabhangig von den Verpflichtungen der Nachfolgeschuldnerin aus den [nicht nachrangigen] [nachrangigen] Schuldverschreibungen, (ii) bestehen unabhangig von der Rechtmassigkeit, Gultigkeit, Verbindlichkeit oder Durchsetzbarkeit der [nicht nachrangigen] [nachrangigen] Schuldverschreibungen und (iii) werden nicht durch Ereignisse, Bedingungen oder Umstande tatsachlicher oder rechtlicher Art beruhrt, ausser durch die vollstandige, endgultige und unwiderrufliche Erfullung samtlicher in den [nicht nachrangigen] [nachrangigen] Schuldverschreibungen eingegangenen Zahlungsverpflichtungen.


(2) Diese [nicht nachrangige] [nachrangige] Garantie und alle darin enthaltenen Vereinbarungen stellen einen Vertrag zugunsten der Glaubiger als begunstigte Dritte gemass ss. 328 Absatz 1 BGB dar. Sie begrunden das Recht eines jeden Glaubigers, die Erfullung der hierin eingegangenen Verpflichtungen unmittelbar von der Garantin zu fordern und diese Verpflichtungen unmittelbar gegenuber der Garantin durchzusetzen.

(3) Die Hauptzahlstelle handelt nicht als Treuhander oder in einer ahnlichen Eigenschaft fur die Glaubiger.

(4) Die in dieser [nicht nachrangigen] [nachrangigen] Garantie verwendeten und nicht anders definierten Begriffe haben die ihnen in den beigefugten Emissionsbedingungen zugewiesene Bedeutung.

(5) Diese [nicht nachrangige] [nachrangige] Garantie unterliegt deutschem Recht.

(6) Diese [nicht nachrangige] [nachrangige] Garantie ist in deutscher Sprache abgefasst. Eine unverbindliche Ubersetzung in die englische Sprache ist beigefugt.

(7) Das Original dieser [nicht nachrangigen] [nachrangigen] Garantie wird der Hauptzahlstelle ausgehandigt und von dieser verwahrt.

(8) Erfullungsort ist Karlsruhe.

(9) Nicht-ausschliesslicher Gerichtsstand fur alle Rechtsstreitigkeiten aus oder im Zusammenhang mit dieser [nicht nachrangigen] [nachrangigen] Garantie ist Frankfurt am Main, Deutschland. Dieser Gerichtsstand ist ausschliesslich gemass ss. 38 ZPO unter ausschliesslicher Beteiligung von Kaufleuten, juristischen Personen des offentlichen Rechts, offentlich-rechtlichen Sondervermogen und Personen ohne allgemeinen Gerichtsstand in Deutschland; im Ubrigen ist der Gerichtsstand nicht ausschliesslich.

(10) Jeder Glaubiger kann in jedem Rechtsstreit gegen die Garantin und in jedem Rechtsstreit, in dem er und die Garantin Partei sind, seine Rechte aus dieser [nicht nachrangigen] [nachrangigen] Garantie auf der Grundlage einer von einer vertretungsberechtigten Person der Hauptzahlstelle beglaubigten Kopie dieser [nicht nachrangigen] [nachrangigen] Garantie ohne Vorlage des Originals im eigenen Namen wahrnehmen und durchsetzen.

Karlsruhe, den [Datum]

Landeskreditbank Baden-Wurttemberg - Forderbank



-----------------------        -----------------------

Wir nehmen die Bedingungen der vorstehenden [nicht nachrangigen] [nachrangigen] Garantie ohne Obligo, Gewahrleistung oder Haftung an.

[Ort], den [Datum]

[Deutsche Bank Aktiengesellschaft] [Deutsche Bank Trust Company Americas] als Hauptzahlstelle



-----------------------        -----------------------




                              (Anleihebedingungen)

                                   Schedule 5
                                   ----------

                      FORM OF SUPPLEMENTAL AGENCY AGREEMENT
                      -------------------------------------

                             Supplement No.:o to the
                                Agency Agreement
                          dated March 22 , 2005 between
         Landeskreditbank Baden-Wurttemberg - Forderbank (the "Issuer"),
               Deutsche Bank Aktiengesellschaft ("Deutsche Bank"),
               and Deutsche Bank Trust Company Americas ("DBTCA")
                          as amended from time to time

This Agreement between the Issuer and [Deutsche Bank][and] [DBTCA] (the "Agent[s]") is in relation to the issue of debt securities (the "Issue") identified below and supplemental to the above-referenced Agency Agreement (the "Agency Agreement"). The parties hereby reconfirm the terms and conditions of the Agency Agreement and agree that the Issue shall be subject in all respects to such terms and conditions.

The term "Issue" means the [Designated Currency] oo% Global [Bonds] [Notes] due
o to be issued on o, 200o which will be evidenced by the Global Notes attached hereto in Annexes 1 and 2 and governed by the Terms and Conditions of the [Bonds] [Notes] attached hereto in Annex[es] 3 [and 4].

This Agreement constitutes an authorization of the Agent[s] to authenticate the Global Notes.





LANDESKREDITBANK BADEN-WURTTEMBERG - FORDERBANK

By:                                         By:


[DEUTSCHE BANK AKTIENGESELLSCHAFT]

By:                                         By:


[DEUTSCHE BANK TRUST COMPANY AMERICAS

By:                                         By:






Dated o, 200o

                                     Annex I
                                     -------

            [ATTACH [EURO GLOBAL NOTE AND DTC] GLOBAL NOTE - ENGLISH]

                                     Annex 2
                                     -------

             [ATTACH EURO GLOBAL NOTE AND DTC] GLOBAL NOTE - GERMAN]

                                    Annex 3
                                    -------

          [ATTACH TERMS AND CONDITIONS OF THE [BONDS] [NOTES] IN THEIR
                   LEGALLY BINDING [ENGLISH] [GERMAN] VERSION

                                    [Annex 4
                                    --------

    ATTACH TERMS AND CONDITIONS OF THE [BONDS] [NOTES] IN THEIR NON-BINDING
                         [ENGLISH] [GERMAN] TRANSLATION